UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

811-23159

(Investment Company Act file number)

Griffin Institutional Access Credit Fund

(Exact name of registrant as specified in charter)

Griffin Capital Plaza

1520 E. Grand Avenue

El Segundo, CA 90245

(Address of principal executive offices) (Zip code)

(310) 469.6100

(Registrant's telephone number, including area code)

ALPS Fund Services, Inc.

1290 Broadway, Suite 1000

Denver, CO 80203

(Name and address of agent for service)

Copy to:

Terrence O. Davis, Esq.

Greenberg Traurig, LLP

Terminus 200

3333 Piedmont Road, NE, Suite 2500

Atlanta, GA 30305

Date of fiscal year end: December 31

Date of reporting period: January 1, 2020 – December 31, 2020

Item 1. Reports to Stockholders.

GRIFFIN CAPITAL

DECEMBER 31, 2020

Griffin Institutional Access® Credit Fund

Annual Report

ELECTRONIC REPORTS DISCLOSURE

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on the Fund’s website (www.griffincapital.com), and you will be notified electronically or by mail, depending on your elections, each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you invest directly with the Fund, you can call the Fund toll-free at 1-888-926-2688 or visit www.griffincapital.com/investor-login to inform the Fund that you wish to continue receiving paper copies of your shareholder reports. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund sponsor if you invest directly with a fund.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by: (i) calling the Fund toll-free at 1-888-926-2688 or visiting www.griffincapital.com/investorlogin, if you invest directly with the Fund, or (ii) contacting your financial intermediary, if you invest through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Table of Contents

Shareholder Letter	2
Portfolio Update	10
Consolidated Schedule of Investments	12
Consolidated Statement of Assets and Liabilities	35
Consolidated Statement of Operations	37
Consolidated Statements of Changes in Net Assets	38
Consolidated Statement of Cash Flows	40
Consolidated Financial Highlights	41
Notes to Consolidated Financial Statements	46
Report of Independent Registered Public Accounting Firm	63
Dividend Reinvestment Policy	64
Additional Information	65
Trustees and Officers	66
Service Providers	68
Privacy Notice	69

Actively managed by

Dear Fellow Shareholders,

We are pleased to present the annual report for Griffin Institutional Access® Credit Fund (the “Fund”). We greatly appreciate the support of our shareholders and will remain true to our stated investment objective of generating a return comprised of both current income and capital appreciation with low volatility and low correlation to the broader markets. From the Fund’s inception on April 3, 2017 through December 31, 2020, the Fund’s Class I shares (NASDAQ: CRDIX) generated a:

●	Total cumulative return of 20.47% (5.09% annualized) since inception[1]

●	Beta of 0.39 since inception[1]

●	3.07% total return in 2020[1]

The Fund’s sub-adviser—BCSF Advisors, LP, an affiliate of Bain Capital Credit, LP—has continued to construct a well-diversified alternative credit portfolio. The portfolio composition is ultimately determined through both fundamental quantitative and qualitative analysis to determine the optimal mix of securities across global markets with the potential to deliver strong risk-adjusted returns for investors.

Randy I. Anderson,

Ph.D., CRE

Chief Executive Officer

Griffin Capital Asset Management Company, LLC

Founding Partner

Griffin Institutional Access Credit Fund

Portfolio Highlights as of December 31, 2020
6.48%	$580.99M	0.97
Q4 Annualized Distribution Rate (Class I Share)	Total Investment Exposure[2]	Average Duration (Years)

Past performance is not a guarantee of future results. Due to financial statement adjustments, performance information presented herein for the Fund differs from the Fund’s financial highlights which are prepared in accordance with U.S. GAAP. Such differences generally are attributable to valuation adjustments to certain of the Fund’s investments which are reflected in the financial statements.

Distribution rates are not performance and reflect the applicable quarter’s cumulative distribution rate when annualized. The cumulative distribution rate for the quarter presented represents the sum of the daily dividend distribution rate as calculated by dividing the daily dividend per share by the daily net asset value (NAV) per share, for each respective class, for each day in the quarter for which a daily dividend is declared. Shareholders should not assume that the source of a distribution from the Fund is net profit or income. All or a portion of a distribution may consist of a return of capital (i.e. from your original investment) and should not be confused with yield or income. Fund distributions would have been lower had expenses, such as management fees, not been waived during the period and the Adviser is under no obligation to continue its voluntary expense support for any specified period of time.

Investment Performance and Positioning3

Credit markets finished the year strong, ending 2020 in positive territory, primarily driven by favorable vaccine news and increased optimism for continued economic recovery in 2021. The Fund concluded 2020 with similar strength, posting an 11.44% return in the second half of the year (7/1/20 – 12/31/20)1. Active management contributed to performance in recent months, specifically investments in lower-rated bond and loan positions, and investments in portfolio companies with proximity to COVID-sensitive areas of the economy. We attribute much of this to Bain’s industry research team, whose insights allowed the Fund to navigate a complex and unsettled credit market in 2020. The Fund’s asset allocation adjustments across alternative credit instruments were also accretive to performance, namely CLO debt purchases in March and April 2020, which were among the top performers in the second half of 2020. Additionally, the Fund’s direct lending portfolio performed well and delivered consistent income throughout 2020.

From a positioning perspective, we remain constructive on the Fund’s asset allocation. For much of 2020, we increased high-yield bond exposure, which contributed positively to Fund performance as the sector performed well. That said, the Fund continues to be overweight loans as we believe the medium-term outlook is favorable, particularly as interest rates rise. Within the Fund’s corporate credit allocation, we are trimming lower-yielding positions that are trading above par in favor of portfolio companies trading at discounted valuations. Within the Fund’s CLO allocation, mezzanine debt tranches, which account for much of the Fund’s CLO exposure, have recovered markedly but remain attractive. We anticipate the Fund’s CLO exposure will remain near current levels, though we have focused more recently on rotating into newer issue deals. Lastly, the Fund’s investment team continues to actively review a steadily increasing pipeline of new direct lending opportunities, many with improved terms and wider spreads compared to what we observed prior to the pandemic. Overall, we continue to take advantage of market strength to selectively trim positions that have rebounded with the market and redeploying capital to opportunities that have more compelling risk/return characteristics.

Market and Outlook3

Throughout 2020, significant dispersion existed across alternative credit instruments and the quality spectrum. During the fourth quarter of 2020, lower-rated assets led the way with CCC loans and bonds outperforming BBs and Bs, and after lagging the initial recovery, CCC bonds ended the year with strong performance. Bond fund flows were largely positive since the first quarter of 2020, which contributed to the rally in bonds through the end of the year. In the loan market, technicals have been largely supportive of valuation, especially as CLO formation ramped up in the second half of the year. While default rates for leveraged loans, 4.3% (S&P/LSTA Leveraged Loan Index), and high-yield bonds, 6.8% (ICE BAML U.S. High Yield Index), are higher relative to recent history, these rates remain well below the consensus estimates at the height of the pandemic in March 2020. Although default rates may creep higher in coming months due to the ongoing impact of the pandemic, we expect this increase to be concentrated in a few high-impact industries.

The economic recovery gained traction moving into 2021 as progress on vaccine distribution, along with favorable monetary and fiscal policy, has created a supportive macro environment for alternative credit. Notwithstanding the foregoing, we continue to exercise caution as the trajectory and timing of the recovery will be dictated by coronavirus containment strategies, and we could yet see further pockets of volatility as a result. For this reason, the Fund continues to maintain broad portfolio diversification to manage potential volatility moving forward.

Investors may find the Fund provides an attractive solution for enhanced income relative to traditional fixed income investments, which are currently exhibiting high levels of duration in today’s low-rate environment and introducing unintended price risk to investors as a result. Conversely, the Fund’s meaningful exposure to floating rate alternative credit investments may provide for durable income and a degree of insulation in a rising rate environment. Additionally, the Fund’s preference for senior secured credits provides a degree of stability as such investments are senior in repayment and secured by assets of the borrower. Further, despite the recovery following pandemic-related volatility, spreads remain elevated within both private and public alternative credit markets. The Fund’s ability to actively manage and allocate across markets, industry, geography, quality, and asset class to potentially capitalize on opportunities may provide a unique advantage to investors seeking enhanced income and total return opportunities, particularly within today’s environment.

We wish you a prosperous 2021 and hope that you and your families continue to stay safe and healthy during these difficult and uncertain times. We appreciate your continued confidence and support.

Sincerely,

Randy I. Anderson, Ph.D., CRE

Chief Executive Officer, Griffin Capital Asset Management Company, LLC

Founding Partner, Griffin Institutional Access Credit Fund

Griffin Institutional Access Credit Fund is a closed-end interval fund. Limited liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers for no less than 5% and no more than 25% of the Fund’s shares outstanding at net asset value. The Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Fund and should be viewed as a long-term investment. There is no secondary market for the Fund’s shares and none is expected to develop.

PORTFOLIO DIVERSIFICATION AS OF DECEMBER 31, 2020

Floating Rate Assets: 68.37%4 | Fixed Rate Assets: 31.63%4 | Senior Secured: 72.31%4

Asset Allocation[5]	Geography[5]

Industry 5, 7

Past performance is not a guarantee of future results. Holdings and allocations are subject to change without notice. Diversification does not eliminate the risk of experiencing investment losses.

SUB-ADVISER (UNAUDITED)

BCSF Advisors, LP8

Griffin Institutional Access Credit Fund is sub-advised by BCSF Advisors, LP, an SEC-registered investment adviser and affiliate of Bain Capital Credit, LP.

Bain Capital Credit, LP provides ongoing research, opinions and recommendations regarding the Fund’s investment portfolio. Bain Capital Credit was formed in 1998 as the credit investing arm of Bain Capital, one of the world’s premier alternative investment firms, with approximately $120 billion in assets under management. Bain Capital Credit invests across the full spectrum of credit strategies, including leveraged loans, high-yield bonds, distressed debt, direct lending, structured products, non-performing loans and equities. With offices in Boston, Chicago, New York, London, Dublin, Madrid, Hong Kong, Guangzhou, Seoul, Mumbai, Melbourne, Singapore and Sydney, Bain Capital Credit has a global footprint with approximately $44 billion in assets under management.

ENDNOTES

1.	Past performance is not a guarantee of future results. Data source: Morningstar Direct for the period of 4/3/17 – 12/31/20. Performance reflects the Fund’s Class I share (NASDAQ: CRDIX) and the reinvestment of dividends or other distributions. Class I shareholders do not pay a front-end sales charge/load. The S&P 500 is generally representative of the broad market and as such is used as a calculation benchmark for beta. As of 12/31/20, the Fund’s Class I shares had an annualized three-year return of 4.93%.
2.	Total investment exposure is the total of the Fund’s net assets plus exposure gained through the use of total return swaps at the notional value of the swaps. A total return swap is a derivatives contract in which one party makes payments to the counterparty in exchange for the total return of the swap reference asset.
3.	Represents the views of Bain Capital Credit and Griffin Capital at the time of this letter and is subject to change. Data as of December 31, 2020. Source: JPM, unless otherwise noted. Leveraged loans represented by the S&P/LSTA Leveraged Loan Index and high-yield bonds represented by the ICE BAML U.S. High Yield Index.
4.	Based on the Fund’s total market value exposure to debt securities including exposure to debt securities gained through the Fund’s use of total return swaps.
5.	Based on the Fund’s total market value exposure including exposure gained through the Fund’s use of total return swaps.
6.	The Fund executes its direct lending strategy by investing primarily in middle-market opportunities in which the Fund and Sub-Adviser generally seek to originate and negotiate loans directly to sponsor-backed companies.
7.	Based on Moody’s 35 Industry Categories (“Moody’s 35”).
8.	Firm-level assets under management (AUM) for Bain Capital is estimated and is presented as of October 1, 2020. Bain Capital Credit’s assets under management is estimated as of October 1, 2020 and includes its subsidiaries and credit vehicles managed by its Alternative Investment Fund Managers (AIFM) affiliate. Individuals in the Mumbai office are employed by IndiaRF, a joint venture between Bain Capital Credit, LP and Piramal Enterprises Ltd.

GLOSSARY (UNAUDITED)

Annualized Return: Calculated by annualizing cumulative return (i.e., adjusting it for a period of one year). Annualized return includes capital appreciation and assumes a reinvestment of dividends and distributions.

Beta: A measure of systematic risk (volatility), or the sensitivity of a fund to movements in a benchmark. A beta of 1 implies that you can expect the movement of a fund’s return series to match that of the benchmark used to measure beta. A value of less than 1 implies that the fund is less volatile than the index.

Bond: A debt instrument, also considered a loan, that an investor makes to a corporation, government, federal agency or other organization (known as an issuer) in which the issuer typically agrees to pay the owner the amount of the face value of the bond on a future date, and to pay interest at a specified rate at regular intervals.

Bond Rating: A method of evaluating the quality and safety of a bond. This rating is based on an examination of the issuer’s financial strength and the likelihood that it will be able to meet scheduled repayments. Ratings range from AAA (best) to D (worst). Bonds receiving a rating of BB or below are not considered investment grade because of the relative potential for issuer default.

Collateralized Loan Obligation (CLO): A structured credit security backed by a pool of bank loans, structured so there are several classes of bondholders with varying maturities, called tranches. Debt and equity securities of CLOs are sold in tranches where each CLO tranche has a different priority on distributions, unique risk exposures, and yield expectations based on the tranche’s place in the capital structure. Distributions begin with the senior debt tranches (CLO debt) and flow down to the equity tranches (CLO equity).

Correlation: A statistical measure of how two securities move in relation to each other. A correlation ranges from -1 to 1. A positive correlation of 1 implies that as one security moves, either up or down, the other security will move in lockstep, in the same direction. A negative correlation of -1 indicates that the securities have moved in the opposite direction. If the correlation is 0, the movements of the securities are said to have no correlation; they are completely random.

Cumulative Return: The compound return of an investment. It includes capital appreciation and assumes a reinvestment of dividends and distributions.

Duration: A measure of how sensitive the price of a debt instrument (such as a bond) is to a change in interest rates and is measured in years.

High-Yield Bond: A bond issued by an issuer that is considered a credit risk by a Nationally Recognized Statistical Rating Organization, as indicated by a low bond rating (e.g., “Ba” or lower by Moody’s Investors Services, or “BB” or below by Standard & Poor’s Corporation). Because of this risk, a high-yield bond generally pays a higher return (yield) than a bond with an issuer that carries lower default risk. Also known as a “junk” bond.

ICE Bank of America Merrill Lynch U.S. High Yield Index: Tracks the performance of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market.

London Interbank Offered Rate (LIBOR): Benchmark interest rate index used to make adjustments to variable-rate loans. LIBOR is used by world banks when charging each other for short-term loans.

S&P/LSTA Leveraged Loan Index (LSTA): A daily total return index that uses mark-to-market pricing to calculate market value change. It tracks, on a real-time basis, the current outstanding balance and spread over LIBOR for fully funded term loans. The facilities included in the LSTA represent a broad cross section of leveraged loans syndicated in the United States, including dollar-denominated loans to overseas issuers.

IMPORTANT DISCLOSURES (UNAUDITED)

This is neither an offer to sell nor a solicitation to purchase any security. Investors should carefully consider the investment objectives, risks, charges and expenses of Griffin Institutional Access Credit Fund (the “Fund”). This and other important information about the Fund is contained in the prospectus, which can be obtained by contacting your financial advisor or visiting www.griffincapital.com. Please read the prospectus carefully before investing.

All Morningstar calculations and metrics are based on monthly data. Performance reflects management fees and other expenses. Performance uses the Class I share (NASDAQ: CRDIX) of Griffin Institutional Access Credit Fund. Investors of the Class I share do not pay a front-end sales charge/load.

Past performance is not a guarantee of future results. Investing in the Fund involves risks, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. The ability of the Fund to achieve its investment objective depends, in part, on the ability of the Adviser to allocate effectively the assets of the Fund among the various securities and investments in which the Fund invests. There can be no assurance that the actual allocations will be effective in achieving the Fund’s investment objective or delivering positive returns. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. The most recent performance is available at www.griffincapital.com or by calling 888.926.2688.

The Fund is a closed-end interval fund, the shares have no history of public trading, nor is it intended that the shares will be listed on a public exchange at this time. No secondary market is expected to develop for the Fund’s shares. Limited liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers for no less than 5% and no more than 25% of the Fund’s shares outstanding at net asset value. There is no guarantee that an investor will be able to sell all the shares that the investor desires to sell in the repurchase offer. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Due to these restrictions, an investor should consider an investment in the Fund to be of limited liquidity. The Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Fund and should be viewed as a long-term investment. Investing in the Fund is speculative and involves a high degree of risk, including the risks associated with leverage and the risk of a substantial loss of investment. There is no guarantee that the investment strategies will work under all market conditions.

The Fund’s inception date was April 3, 2017. Per the Fund’s prospectus dated April 30, 2020, the total annual expense ratio (after fee waiver and reimbursement) is 2.36% for Class I shares. Performance data quoted represents past performance. Past performance is no guarantee of future results and investment returns and principal value of the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. The Adviser and Fund have entered into an expense limitation agreement until at least April 30, 2021 under which the Adviser has contractually agreed to waive its fees and to pay or absorb the ordinary annual operating expenses of the Fund (including offering expenses, but excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent that they exceed 2.35% for Class I shares, subject to possible recoupment from the Fund in future years. Separate of the expense limitation agreement, commencing on August 26, 2019, the Adviser voluntarily absorbs Fund expenses in excess of 1.25% and will continue to bear such expenses on a going forward basis in its discretion and is under no obligation to continue to do so for any specified period of time. Prior to August 26, 2019 and since the commencement of the operations of the Fund, the Adviser has borne all of the operating expenses of the Fund and waived its entire management fee. Without the waiver the expenses would have been higher. Fund returns would have been lower had expenses, such as management fees, not been waived during the period. The Fund return does not reflect the deduction of all fees, including third-party brokerage commissions or third-party investment advisory fees paid by investors to a financial intermediary for brokerage services. If the deduction of such fees was reflected, the performance would be lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investors in the Fund should understand that the net asset value (“NAV”) of the Fund will fluctuate, which may result in a loss of the principal amount invested. An investment in shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of your shares at any point in time may be worth less than the value of your original investment, even after taking into account any reinvestment of dividends and distributions. The Fund’s investments may be negatively affected by the broad investment environment and capital markets in which the Fund invests, including the real estate market, the debt market and/or the equity securities market. The value of the Fund’s investments will increase or decrease based on changes in the prices of the investments it holds. This will cause the value of the Fund’s shares to increase or decrease. The Fund is “diversified” under the Investment Company Act of 1940. Diversification does not eliminate the risk of experiencing investment losses. Holdings are subject to change without notice. The Fund is not intended to be a complete investment program.

When the Fund invests in debt securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of debt securities. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. The Fund’s investments are also subject to liquidity risk. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments. The Adviser’s judgments about the attractiveness, value and potential appreciation of a particular sector and securities in which the Fund invests may prove to be incorrect and may not produce the desired results. Foreign investing involves special risks such as currency fluctuations and political uncertainty. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management and pricing risk (i.e., derivatives may be difficult to value). Derivatives may also be leveraged and subject to counterparty risk (e.g., the risk of a counterparty’s defaulting on the obligation or bankruptcy). Investing in derivatives could substantially increase the impact of adverse price movements on the Fund’s portfolio. Derivatives are also subject to non-correlation risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. It may not be possible for the Fund to liquidate a derivative position at an advantageous time or price, which may result in significant losses. These investments give the Fund investment exposure that is greater than the investment amount. There is no guarantee that the Fund’s leverage strategy will be successful.

The Fund’s distributions may be affected by numerous factors, including but not limited to changes in Fund expenses including the amount of voluntary expense support provided by the Fund’s Adviser, investment performance, realized and projected market returns, fluctuations in market interest rates, and other factors. Fund distributions would have been lower had expenses, such as management fees, not been waived during the period and the Adviser is under no obligation to continue its voluntary expense support for any specified period of time. There is no assurance that the Fund’s distribution rate will be sustainable in the future nor are distributions guaranteed. The Fund’s distribution policy is to make quarterly distributions to shareholders. The Fund intends to distribute as of the last business day of each quarter. The Fund intends to declare and pay distributions from its net investment income, however, the amount of distributions that the Fund may pay, if any, is uncertain. Shareholders should not assume that the source of a distribution from the Fund is net profit. All or a portion of a distribution may consist of a return of capital (i.e. from your original investment) and not a return of net profit. The sources of distributions may vary periodically. Please refer to the Fund’s most recent Section 19(a) notice, if applicable, at www.griffincapital.com or the Fund’s semi-annual or annual reports filed with the U.S. Securities and Exchange Commission (the “SEC”) for the sources of distributions.

The Fund is advised by Griffin Capital Credit Advisor, LLC (“GCCA”). GCCA is registered as an investment adviser with the SEC pursuant to the provisions of the Investment Advisers Act of 1940, as amended (the “Advisers Act”). GCCA is an indirect majority-owned subsidiary of Griffin Capital Company, LLC. The Fund is sub-advised by BCSF Advisors, LP (“BCSF”). BCSF is registered as an investment adviser with the SEC pursuant to the provisions of the Advisers Act. BCSF is an affiliate of Bain Capital Credit, LP. Registration with the SEC does not constitute an endorsement by the SEC nor does it imply a certain level of skill or training.

This annual report may contain certain forward-looking statements. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue,” or other similar words. Because such statements include risks, uncertainties and contingencies, actual results may differ materially from the expectations, intentions, beliefs, plans or predictions of the future expressed or implied by such forward-looking statements. These risks, uncertainties and contingencies include, but are not limited to: uncertainties relating to changes in general economic, credit and real estate conditions; uncertainties relating to the implementation of our investment strategy; uncertainties relating to capital proceeds; and other risk factors as outlined in our prospectus, annual report and semi-annual report filed with the SEC.

This material has been distributed for informational purposes only and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product or be relied upon for any other purpose. Information contained herein has been obtained from sources deemed to be reliable, but not guaranteed. This material represents views as of the date of this publication and is subject to change without notice of any kind. Griffin Capital does not accept any liability for losses either direct or consequential caused by the use of this information.

Griffin Institutional Access Credit Fund	Portfolio Update

December 31, 2020 (Unaudited)

Performance (for the period ended December 31, 2020)

	6 Month	1 Year	3 Year	Since Inception****	Inception
Griffin Institutional Access Credit Fund - A - With Load*	5.19%	-2.78%	2.91%	3.49%	4/3/17
Griffin Institutional Access Credit Fund - A - Without Load	11.63%	3.16%	4.96%	5.15%	4/3/17
Griffin Institutional Access Credit Fund - C - With Load**	10.62%	2.16%	4.96%	5.15%	4/3/17
Griffin Institutional Access Credit Fund - C - Without Load	11.62%	3.16%	4.96%	5.15%	4/3/17
Griffin Institutional Access Credit Fund - I - NAV	11.63%	3.16%	4.96%	5.15%	4/3/17
Griffin Institutional Access Credit Fund - L - With Load***	6.87%	-1.24%	3.45%	3.67%	9/5/17
Griffin Institutional Access Credit Fund - L - Without Load	11.63%	3.13%	4.95%	5.04%	9/5/17
Griffin Institutional Access Credit Fund - F - NAV	11.67%	3.15%	4.95%	4.99%	9/25/17
S&P/LSTA Leveraged Loan Index	8.11%	3.12%	4.01%	3.99%	4/3/17

*	Adjusted for initial maximum sales charge of 5.75%.
**	Adjusted for contingent deferred sales charge of 1.00%.
***	Adjusted for initial maximum sales charge of 4.25%
****	Annualized

The S&P/LSTA Leveraged Loan Index is a capitalization-weighted syndicated loan index based upon market weightings, spreads and interest payments. The S&P/LSTA Leveraged Loan Index covers the U.S. market back to 1997 and currently calculates on a daily basis.

Indexes are not actively managed and do not reflect deduction of fees, expenses or taxes. An investor cannot invest directly into an index.

The returns shown above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

The performance data quoted above represents past performance. Past performance is not a guarantee of future results. Investment return and value of the Fund shares will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund performance current to the most recent month-end is available by calling 1-888-926-2688 or by visiting www.griffincapital.com.

Class A shares are offered subject to a maximum sales charge of 5.75% of the offering price and Class L shares are offered subject to a maximum sales charge of 4.25% of the offering price. Class C and Class I shares are offered at net asset value per share. Class C shares may be subject to a 1.00% contingent deferred sales charge on shares redeemed during the first 365 days after their purchase. Class F Shares are no longer offered except for reinvestment of dividends at net asset value. The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) under which the Adviser has agreed contractually to waive its fees and to pay or absorb the ordinary annual operating expenses of the Fund (including offering expenses, but excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) (i) at least through April 30, 2021 for Class A, Class C, Class I, and Class L shares, so that the total annual operating expenses of the Fund do not exceed 2.60% per annum of Class A average daily net assets, 3.35% per annum of Class C average daily net assets, 2.35% per annum of Class I average daily net assets, 2.85% per annum of Class L average daily net assets and, (ii) for Class F shares, for so long as Class F shares are outstanding and the Adviser is the investment adviser to the Fund so that the total annual operating expenses of the Fund do not exceed 1.85% per annum of Class F average daily net assets (the “Expense Limitations”). The agreement can be extended at the discretion of the Adviser and the Trustees. Without the waiver, the expenses would be 2.98%, 3.74%, 2.73%, 3.20%, and 2.71% for Class A, Class C, Class I, Class L and Class F, respectively per the Fund’s most recent prospectus dated April 30, 2020. In consideration of the Adviser’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Adviser in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement for fees and expenses will be made only if payable not more than three years from the date such expenses were incurred; and (2) the reimbursement may not be made if it would cause the lesser of the Expense Limitations in place at the time of waiver or at the time of reimbursement to be exceeded. Fees waived and Fund expenses paid or absorbed with respect to Class F assets will not be repaid or reimbursed. Separate of the expense limitation agreement, commencing on August 26, 2019, the Adviser voluntarily absorbs Fund expenses in excess of 1.25% and will continue to bear such expenses on a going forward basis in its discretion and is under no obligation to continue to do so for any specified period of time. Prior to August 26, 2019 and since the commencement of the operations of the Fund, the Adviser has borne all of the operating expenses of the Fund and waived its entire management fee. Operating expenses absorbed by the Adviser during this voluntary period will be permanently waived. In the absence of the election by the Adviser to bear all of the Fund’s operating expenses, the performance of the Fund would have been reduced. Please review the Fund’s Prospectus for more details regarding the Fund’s fees and expenses. No assurances can be given that the Fund will pay a distribution in the future; or, if any such distribution is paid, the amount or rate of the distribution.

10	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Credit Fund	Portfolio Update

December 31, 2020 (Unaudited)

Performance of $10,000 Initial Investment (for the period ended December 31, 2020)

The graph shown above represents historical performance of a hypothetical investment of $10,000 in the Class A Shares of the Fund since inception. Past performance does not guarantee future results. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annual Report | December 31, 2020	11

Griffin Institutional Access Credit Fund	Consolidated Schedule of Investments

December 31, 2020

Description	Country	Spread Above Index	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
BANK LOANS (44.52%)(b)

AEROSPACE & DEFENSE (5.20%)
Air Comm Corp. LLC Term Loan(c)	United States	3M US L + 6.50%	7.50%	07/01/25	$1,688,960	$1,655,181
Bleriot US Bidco, Inc., Second Lien Initial Term Loan	United States	3M US L + 8.50%	8.75%	10/29/27	198,113	194,276
Dynasty Acquisition Co., Inc., First Lien 2020 B-1 Term Loan	United States	3M US L + 3.50%	3.75%	04/06/26	654,146	625,072
Dynasty Acquisition Co., Inc., First Lien 2020 B-2 Term Loan	United States	3M US L + 3.50%	3.75%	04/06/26	351,691	336,060
Forming Machining Industries Holdings LLC, First Lien Initial Term Loan	United States	3M US L + 4.25%	4.50%	10/09/25	687,085	550,242
Forming Machining Industries Holdings LLC, Second Lien Initial Term Loan(c)	United States	3M US L + 8.25%	8.50%	10/09/26	310,000	238,700
Jazz Acquisition, Inc., First Lien Initial Term Loan	United States	1M US L + 4.25%	4.40%	06/19/26	214,296	200,366
Jazz Acquisition, Inc., Second Lien Initial Term Loan(c)	United States	1M US L + 8.00%	8.15%	06/18/27	1,058,702	870,782
Kellstrom Commercial Aerospace, Inc. - Initial Term Loan(c)	United States	3M US L + 5.50%	6.50%	07/01/25	2,277,726	2,072,730
Kellstrom Commercial Aerospace, Inc. - Revolver(c)(d)	United States	3M US L + 5.50%	6.50%	07/01/25	433,577	394,555
MB Aerospace Holdings II Corp., First Lien Initial Term Loan	United States	3M US L + 3.50%	4.50%	01/22/25	994,872	849,999
MRO Holdings, Inc., First Lien Initial Term Loan	United States	3M US L + 5.00%	5.25%	06/04/26	268,182	233,821
Nordam Group LLC, First Lien Initial Term Loan	United States	1M US L + 5.50%	5.70%	04/09/26	1,114,305	919,302
Novaria Holdings LLC, First Lien Initial Term Loan	United States	3M US L + 5.50%	6.50%	01/27/27	539,277	511,863
PICP Project Sprint Intermediate II LLC(c)(e)(f)	United States		16.00%	06/30/21	714,115	723,041
Salient CRGT, Inc., First Lien Initial Term Loan	United States	3M US L + 6.50%	7.50%	02/28/22	1,427,509	1,373,978
Sprint Intermediate Holding I Term Loan(c)(e)(f)	United States		16.00%	06/30/26	2,186,744	2,241,413
Turbocombustor Technology, Inc., First Lien Term Loan(c)(e)	United States	1M US L + 10.25%	11.25%	07/30/27	2,992,556	2,992,556
Wheels Up Partners LLC, First Lien Class A Notes Term Loan(c)	United States	3M US L + 6.50%	7.50%	03/01/24	264,226	261,584
Whitcraft LLC, First Lien Initial Term Loan(c)	United States	3M US L + 6.00%	7.00%	04/03/23	3,515,883	3,340,088
Whitcraft LLC, First Lien Revolving Term Loan(c)(d)	United States	L + 0.50%		04/03/23	158,575	150,647
WP CPP Holdings LLC, First Lien Initial Term Loan(g)	United States	3M US L + 3.75%	3.75%	04/30/25	2,358,472	2,216,539
WP CPP Holdings LLC, Second Lien Initial Term Loan	United States	3M US L + 7.75%	8.75%	04/30/26	1,069,457	906,365
						23,859,160
AUTOMOTIVE (1.92%)
CST Buyer Company, First Lien Tranche B Term Loan(c)	United States	1M US L + 6.00%	7.00%	10/03/25	4,634,444	4,634,444
CST Buyer Company, Revolving Credit Facility Term Loan(c)(d)	United States	L + 0.50%		10/03/25	233,472	233,472

See Notes to Consolidated Financial Statements.

12	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Credit Fund	Consolidated Schedule of Investments

December 31, 2020

Description	Country	Spread Above Index	Rate	Maturity Date	Principal Amount		Value (Note 2)(a)
AUTOMOTIVE (continued)
Mavis Tire Express Services Corp., First Lien Closing Date Term Loan	United States	3M US L + 3.25%	3.50%	03/20/25		$774,972	$763,153
Midas Intermediate Holdco II LLC, First Lien Closing Date Term Loan(g)	United States	3M US L + 6.75%	7.50%	12/22/25		1,327,340	1,349,739
Project Boost Purchaser LLC, Second Lien Term Loan(c)	United States	1M US L + 8.00%	8.15%	05/31/27		448,768	439,793
Wheel Pros, Inc., First Lien Term Loan	United States	1M US L + 5.25%	6.25%	11/09/27		1,413,698	1,395,320
							8,815,921
BANKING (0.05%)
TNS, Inc., First Lien Initial Term Loan	United States	1M US L + 4.00%	4.15%	08/14/22		234,819	233,755

BEVERAGE, FOOD, & TOBACCO (1.31%)
Carrols Restaurant Group, Inc., First Lien Cov-Lite Incremental TLB Term Loan	United States	3M US L + 6.25%	7.25%	04/30/26		1,990,000	1,982,537
Froneri International, Ltd., First Lien Facility B1 Term Loan	United Kingdom	1M EUR L + 2.63%	2.63%	01/29/27		€650,024	785,255
H-Food Holdings LLC, First Lien Initial Term Loan	United States	1M US L + 3.69%	3.83%	05/23/25		$786,732	774,868
K-Mac Holdings Corp., Second Lien Initial Term Loan	United States	1M US L + 6.75%	6.90%	03/16/26		1,002,890	987,847
Quidditch Acquisition, Inc., First Lien B Term Loan	United States	3M US L + 9.00%	10.00%	03/21/25		1,561,466	1,474,282
							6,004,789
CAPITAL EQUIPMENT (5.23%)
10945048 Canada, Inc., Second Lien Term Loan(c)	Canada	3M CDOR + 8.00%	9.38%	09/21/26	CAD	1,585,500	1,245,581
ACProducts, Inc., First Lien Initial Term Loan	United States	3M US L + 6.50%	7.50%	08/18/25		$972,035	1,000,739
ASP Unifrax Holdings, Inc., First Lien EUR Term Loan	United States	3M EUR L + 3.75%	3.75%	12/12/25		€615,277	687,368
ASP Unifrax Holdings, Inc., First Lien USD Term Loan	United States	3M US L + 3.75%	4.00%	12/12/25		$1,478,599	1,365,922
ASP Unifrax Holdings, Inc., Second Lien Term Loan	United States	3M US L + 8.50%	8.72%	12/14/26		917,431	779,816
Avaya, Inc., First Lien Tranche B Term Loan	United States	1M US L + 4.25%	4.41%	12/15/24		3,412	3,437
Blackbird Purchaser, Inc., Second Lien Incremental Term Loan(c)	United States	3M US L + 8.50%	8.75%	04/08/27		1,418,860	1,362,106
C&D Technologies, Inc., First Lien B Term Loan	United States	1M US L + 5.75%	5.90%	12/20/25		1,713,312	1,619,080
Cohu, Inc., First Lien Initial B Term Loan	United States	1M US L + 3.00%	3.15%	10/01/25		373,929	369,647
CP Atlas Buyer, Inc., First Lien Initial Tranche B-1 Term Loan	United States	3M US L + 4.50%	5.25%	11/23/27		299,005	300,014
CP Atlas Buyer, Inc., First Lien Initial Tranche B-2 Term Loan	United States	3M US L + 4.50%	5.25%	11/23/27		99,668	100,005
Crosby Group LLC, First Lien Initial Term Loan	United States	1M US L + 4.75%	4.89%	06/26/26		405,556	397,952
Cyxtera DC Holdings, Inc., First Lien Initial Term Loan	United States	3M US L + 3.00%	4.00%	05/01/24		686,566	644,775
Electronics for Imaging, Inc., First Lien Initial Term Loan	United States	1M US L + 5.00%	5.15%	07/23/26		1,233,184	1,060,150
Electronics for Imaging, Inc., Second Lien Initial Term Loan(c)	United States	1M US L + 9.00%	9.15%	07/23/27		2,227,800	1,826,796

See Notes to Consolidated Financial Statements.

Annual Report | December 31, 2020	13

Griffin Institutional Access Credit Fund	Consolidated Schedule of Investments

December 31, 2020

Description	Country	Spread Above Index	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
CAPITAL EQUIPMENT (continued)
Engineered Controls Intl, LLC, Term Loan(c)	United States	3M US L + 7.00%	8.50%	11/05/24	$4,094,856	$4,094,856
Erpe Bidco, Ltd., First Lien Facility B EUR Term Loan	United Kingdom	3M EUR L + 4.00%	4.00%	10/04/24	€1,536,058	1,238,499
Excelitas Technologies Corp., First Lien Initial Euro Term Loan(c)	United States	3M EUR L + 3.50%	3.50%	12/02/24	22,140	26,709
LEB Holdings , Inc., First Lien Initial Term Loan	United States	3M US L + 4.00%	4.75%	11/02/27	$263,505	264,657
Maravai Intermediate Holdings LLC, First Lien Initial Term Loan(c)	United States	3M US L + 4.25%	5.25%	10/19/27	421,468	426,210
Ohio Transmission Corporation, Term Loan(c)	United States	3M US L + 8.50%	8.75%	04/09/27	1,961,592	1,883,128
Shape Technologies Group, Inc., First Lien Initial Term Loan	United States	1M US L + 3.00%	3.15%	04/21/25	919,195	815,785
WireCo WorldGroup, Inc., First Lien Initial Term Loan	United States	3M US L + 5.00%	6.00%	09/29/23	1,930,390	1,850,356
WireCo WorldGroup, Inc., Second Lien Initial Term Loan	United States	3M US L + 9.00%	10.00%	09/30/24	750,000	612,814
						23,976,402
CHEMICALS, PLASTICS, & RUBBER (0.98%)
Ascend Performance Materials Operations LLC, First Lien Initial Term Loan	United States	3M US L + 5.25%	6.25%	08/27/26	950,077	954,827
ASK Chemicals GmbH, First Lien Facility B Term Loan	Germany	6M EUR L + 5.50%	5.50%	05/12/23	€1,000,000	926,922
V Global Holdings LLC, First Lien Facility Term Loan(c)	United States	3M US L + 6.00%	7.00%	12/21/27	$2,296,875	2,239,453
V Global Holdings LLC, Revolving Credit(c)(d)	United States	L + 6.00%		12/22/25	371,009	361,734
						4,482,936
CONSTRUCTION & BUILDING (0.45%)
Playpower, Inc., First Lien Initial Term Loan	United States	3M US L + 5.50%	5.74%	05/08/26	967,908	929,192
Sequa Mezzanine Holdings LLC, First Lien Extended Term Loan(c)	United States	3M US L + 6.75%	7.75%	11/28/23	1,118,041	1,126,426
						2,055,618
CONSUMER GOODS: DURABLE (1.46%)
Auris Luxembourg III SARL, First Lien Facility B1A Term Loan	Denmark	6M EUR L + 4.00%	4.00%	02/27/26	€795,720	948,118
New Milani Group LLC, First Lien Term Loan(c)	United States	3M US L + 2.50%	6.00%	06/06/24	$780,000	709,800
TLC Purchaser, Inc. Delayed Draw Term Loan(c)(d)	United States	L + 0.50%		10/13/25	623,197	615,407
TLC Purchaser, Inc. Revolver Loan(c)(d)	United States	L + 0.50%		10/13/25	778,763	769,028
TLC Purchaser, Inc. Term Loan B(c)	United States	3M US L + 5.75%	6.75%	10/13/25	3,700,494	3,654,238
						6,696,591
CONTAINERS, PACKAGING, & GLASS (0.16%)
Pro Mach Group, Inc., First Lien Initial Term Loan	United States	1M US L + 2.75%	2.90%	03/07/25	454,750	447,929
Trident TPI Holdings, Inc., First Lien Tranche B-1 Term Loan	United States	3M US L + 3.25%	4.00%	10/17/24	298,486	295,337
						743,266
ENERGY: ELECTRICITY (0.39%)(c)
Infinite Electronics International, Inc., First Lien B-2 Term Loan	United States	1M US L + 4.00%	4.15%	07/02/25	1,635,819	1,578,565

See Notes to Consolidated Financial Statements.

14	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Credit Fund	Consolidated Schedule of Investments

December 31, 2020

Description	Country	Spread Above Index	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
ENERGY: ELECTRICITY (continued)
Infinite Electronics International, Inc., Second Lien B-2 Term Loan	United States	1M US L + 8.00%	8.15%	07/02/26	$240,000	$230,400
						1,808,965
ENERGY: OIL & GAS (0.37%)
AMH Litigation Trust Initial Loan(c)(h)	United States			06/06/25	1,044	1,044
BlackBrush Oil & Gas LP, First Lien Term Loan(c)(e)	United States	3M US L + 5.00%	8.00%	09/03/25	810,976	810,976
Lower Cadence Holdings LLC, First Lien Initial Term Loan	United States	1M US L + 4.00%	4.15%	05/22/26	894,619	875,889
						1,687,909
FIRE: FINANCE (0.15%)
Advisor Group Holdings, Inc., First Lien Initial B Term Loan	United States	1M US L + 5.00%	5.15%	07/31/26	681,826	677,565

FIRE: INSURANCE (0.71%)(c)
Ivy Finco Limited, Facility B Term Loan	Jersey	6M GBP L + 5.50%	5.83%	05/19/25	£451,074	607,592
Ivy Finco Limited, Term Loan	Jersey	6M GBP L + 5.25%	6.17%	05/19/25	1,508,621	2,063,043
Ivy Finco Limited, Term Loan, Acquisition Facility (Original)	Jersey	6M GBP L + 5.25%	5.83%	05/19/25	442,316	595,796
						3,266,431
FIRE: REAL ESTATE (0.15%)(c)
Strand Court Limited, Facility A Tranche 4	United Kingdom	6M EUR L + 6.75%	7.25%	02/13/23	€340,216	411,466
Strand Court Limited, Facility A Tranche 5	United Kingdom	6M EUR L + 6.75%	7.25%	02/13/23	240,148	290,441
						701,907
FOREST PRODUCTS & PAPER (0.45%)
Solenis Holdings LLC, First Lien Initial Dollar Term Loan	United States	3M US L + 4.00%	4.23%	06/26/25	$14,606	14,609
Solenis Holdings LLC, Second Lien Initial Dollar Term Loan(g)	United States	3M US L + 8.50%	8.73%	06/26/26	2,036,269	2,034,569
						2,049,178
HEALTHCARE & PHARMACEUTICALS (3.53%)
AEA Holdings SARL(c)(e)	Luxembourg	6M US L + 9.25%	10.25%	11/17/24	2,525,512	2,525,512
BioClinica Holding I LP, First Lien Initial Term Loan	United States	1M US L + 4.25%	5.25%	10/20/23	568,125	567,773
Chip Holdco, Ltd., First Lien B Term Loan(c)	United Kingdom	6M US L + 5.00%	5.26%	07/11/25	961,318	951,704
Curium BidCo S.a r.l., Second Lien 2nd lien TL Term Loan(c)(g)	Luxembourg	L + 7.75%		10/27/28	811,462	813,491
Endo Luxembourg Finance Co. I SARL, First Lien Initial Term Loan	United States	3M US L + 4.25%	5.00%	04/29/24	916,938	905,476
Envision Healthcare Corp., First Lien Initial Term Loan(g)	United States	L + 3.75%		10/10/25	108,501	90,992
eResearchTechnology, Inc., First Lien Initial Term Loan	United States	1M US L + 4.50%	5.50%	02/04/27	1,251,631	1,243,026
Genesis Care Finance Pty, Ltd., First Lien Facility B4 Term Loan(c)	United States	3M EUR L + 4.75%	4.75%	05/14/27	€561,618	692,958
Golden State Buyer, Inc., First Lien Initial Term Loan	United States	1M US L + 4.75%	5.50%	06/21/26	$1,142,192	1,135,767
Mendel Bidco, Inc., Term Loan(c)	United States	3M US L + 4.50%	4.73%	06/17/27	2,715,805	2,675,068
Mertus 522. GmbH, Acquisition/Capex Facility(c)	Germany	6M EUR L + 6.00%	6.00%	05/28/26	€467,970	565,975
Mertus 522. GmbH, Facility B(c)	Germany	6M EUR L + 6.00%	6.00%	05/28/26	800,751	968,449
Parexel International Corp., First Lien Initial Term Loan	United States	1M US L + 2.75%	2.90%	09/27/24	$765,511	754,029

See Notes to Consolidated Financial Statements.

Annual Report | December 31, 2020	15

Griffin Institutional Access Credit Fund	Consolidated Schedule of Investments

December 31, 2020

Description	Country	Spread Above Index	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
HEALTHCARE & PHARMACEUTICALS (continued)
Soursop, Ltd., Acquisition/Capex Facility(c)(d)	Ireland	3M EUR L + 5.50%	5.75%	11/03/25	€1,119,435	$1,367,550
Soursop, Ltd., First Lien Term Loan(c)	Ireland	3M EUR L + 5.50%	5.75%	11/03/25	432,376	528,209
U.S. Anesthesia Partners, Inc., First Lien Initial Term Loan	United States	3M US L + 3.00%	4.00%	06/23/24	$401,611	393,768
						16,179,747
HIGH TECH INDUSTRIES (4.81%)
AMI US Holdings Inc. Revolver Loan(c)(d)	United States	1M US L + 5.50%	5.65%	04/01/24	145,361	145,361
AMI US Holdings Inc. Term Loan(c)	United States	3M US L + 5.50%	6.50%	04/01/25	1,085,382	1,085,383
Barracuda Networks, Inc., Second Lien 2nd Lien Term Loan	United States	3M US L + 6.75%	7.50%	10/30/28	532,670	539,328
CB Nike Intermediateco Ltd. Closing Date Term Loan(c)	Israel	3M US L + 4.75%	5.75%	10/31/25	2,455,200	2,455,200
CB Nike Intermediateco Ltd. Revolver Loan(c)(d)	Israel	L + 0.50%		10/31/25	310,000	310,000
CMI Marketing, Inc., First Lien Initial Term Loan(c)	United States	1M US L + 4.50%	5.50%	05/24/24	858,000	858,000
CMI Marketing, Inc., First Lien Revolving Term Loan(c)(d)	United States	L + 4.50%		05/24/23	120,000	120,000
Drilling Info Holdings, Inc. Delayed Draw Term Loan(d)	United States	L + 2.00%		07/30/25	112,500	109,219
Drilling Info Holdings, Inc., First Lien Initial Term Loan	United States	1M US L + 4.25%	4.40%	07/30/25	1,907,545	1,851,911
Epicor Software Corp., First Lien B (2020) Term Loan	United States	1M US L + 4.25%	5.25%	07/30/27	1,046,486	1,054,606
Epicor Software Corp., Second Lien Initial Term Loan	United States	1M US L + 7.75%	8.75%	07/31/28	352,503	368,917
Everest Bidco SAS, First Lien Facility B Term Loan	France	3M EUR L + 3.25%	3.25%	07/04/25	€947,437	1,126,758
Everest Bidco SAS, Second Lien Term Loan(c)	France	3M GBP L + 7.50%	8.50%	07/03/26	£378,378	517,433
Fiserv Investment Solutions, Inc., First Lien Initial Term Loan	United States	3M US L + 4.75%	4.97%	02/18/27	$313,983	317,177
Ivanti Software, Inc., First Lien Initial Term Loan	United States	1M US L + 4.75%	5.75%	12/01/27	969,847	969,241
LTI Holdings, Inc., First Lien Initial Term Loan	United States	1M US L + 3.50%	3.65%	09/06/25	1,417,937	1,381,099
LTI Holdings, Inc., Second Lien Initial Term Loan(c)	United States	1M US L + 6.75%	6.90%	09/06/26	275,478	267,902
MRI Software LLC, Delayed Draw Term Loan(d)(e)	United States	L + 0.50%		02/10/26	63,933	63,773
MRI Software LLC, First Lien Closing Date Term Loan(e)	United States	3M US L + 5.50%	6.50%	02/10/26	2,227,210	2,221,642
MRI Software LLC, First Lien Revolving Term Loan(d)(e)	United States	L + 0.50%		02/10/26	155,944	152,045
Oneshield, Inc., Revolver Loan(c)(d)	United States	L + 0.50%		09/09/26	115,942	114,783
Oneshield, Inc., Term Note(c)	United States	3M US L + 9.00%	10.00%	09/09/26	1,304,348	1,291,305
Sabre GLBL, Inc., First Lien 2020 Other B Term Loan(g)	United States	L + 4.00%		12/17/27	332,625	333,873
Symplr Software, Inc., First Lien Initial Term Loan	United States	6M US L + 4.50%	5.25%	12/22/27	821,856	814,151
Utimaco Management GMBH, Facility C1(c)	Germany	6M EUR L + 4.25%	4.25%	08/09/27	€2,786,275	3,403,832

See Notes to Consolidated Financial Statements.

16	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Credit Fund	Consolidated Schedule of Investments

December 31, 2020

Description	Country	Spread Above Index	Rate	Maturity Date	Principal Amount		Value (Note 2)(a)
HIGH TECH INDUSTRIES (continued)
Virtusa Corp., First Lien Term Loan(g)	United States	L + 4.25%		12/09/27		$168,661	$168,028
							22,040,967
HOTEL, GAMING, & LEISURE (0.99%)
Aimbridge Acquisition Co., Inc., First Lien Initial (2019) Term Loan(g)	United States	L + 3.75%		02/02/26		1,000,000	949,380
Compass III, Ltd., First Lien Facility B2 Term Loan	Netherlands	6M EUR L + 4.25%	4.25%	05/09/25		€671,493	800,698
HNVR Holdco, Ltd., First Lien Facility C Term Loan	United Kingdom	6M EUR L + 4.50%	4.50%	09/12/25		1,353,619	1,483,554
Hurtigruten Group AS, First Lien Term Loan	Norway	6M EUR L + 8.00%	8.00%	06/11/23		953,443	1,105,072
IRB Holding Corp., First Lien 2020 Replacement B Term Loan	United States	3M US L + 2.75%	3.75%	02/05/25		$201,905	200,586
							4,539,290
MEDIA: BROADCASTING & SUBSCRIPTION (0.82%)(c)
Vital Holdco Limited, Facility B1	United Kingdom	3M US L + 4.75%	5.75%	05/29/26		2,946,432	2,946,432
Vital Holdco Limited, Facility B2	United Kingdom	3M EUR L + 4.75%	4.75%	05/29/26		€659,780	806,015
							3,752,447
MEDIA: DIVERSIFIED & PRODUCTION (2.65%)
9 Story Media Group Inc. CAD, First Lien Term Loan(c)	Canada	3M CDOR + 5.50%	6.50%	04/30/26	CAD	1,736,215	1,363,983
9 Story Media Group Inc. Euro, First Lien Term Loan(c)	Canada	3M EUR L + 5.50%	5.50%	04/30/26		€776,501	948,607
9 Story Media Group Inc. Revolver, First Lien Term Loan(c)(d)	Canada	1M CDOR + 5.50%	6.50%	04/30/26	CAD	895,604	703,593
Crown Finance US, Inc., First Lien Initial B-1 Term Loan(e)(f)(g)	United Kingdom		7.00%	05/23/24		$240,969	288,561
Crown Finance US, Inc., First Lien Initial Dollar Tranche Term Loan(g)	United Kingdom	3M US L + 2.50%	2.50%	02/28/25		1,836,007	1,255,939
Getty Images, Inc., First Lien Initial Euro Term Loan	United States	1M EUR L + 5.00%	5.00%	02/19/26		€294,729	353,829
International Entertainment Investments, Ltd., First Lien C1 Term Loan(c)	United Kingdom	6M GBP L + 4.75%	4.82%	05/31/23		£619,048	846,549
International Entertainment Investments, Ltd., First Lien C2 Term Loan(c)	United Kingdom	6M GBP L + 4.75%	4.82%	05/31/23		380,952	520,953
MH Sub I LLC, First Lien Amendment No. 2 Initial Term Loan	United States	1M US L + 3.50%	3.65%	09/13/24		$490,115	484,878
MH Sub I LLC, Second Lien Amendment No. 2 Initial Term Loan	United States	1M US L + 7.50%	7.65%	09/15/25		393,373	396,570
National CineMedia LLC, First Lien Initial Term Loan(g)	United States	1M US L + 3.00%	3.00%	06/20/25		1,211,896	1,022,537
Tech 6, First Lien Tranche 1(e)	France	6M EUR L + 6.00%	6.00%	06/30/24		€282,512	377,809
Tech 6, First Lien Tranche 2(e)	France	6M EUR L + 6.00%	6.00%	06/30/24		332,576	445,057
Technicolor USA, Inc., US New Money Loan(e)	France	6M US L + 12.00%	12.34%	06/30/24		$235,352	257,785
Technicolor USA, Inc., First Lien Tranche 1 Term Loan(e)	France	6M EUR L + 3.00%	3.00%	12/31/24		€854,402	895,036
William Morris Endeavor Entertainment LLC, First Lien B-1 Term Loan	United States	1M US L + 2.75%	2.90%	05/18/25		$1,946,711	1,804,757

See Notes to Consolidated Financial Statements.

Annual Report | December 31, 2020	17

Griffin Institutional Access Credit Fund	Consolidated Schedule of Investments

December 31, 2020

Description	Country	Spread Above Index	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
MEDIA: DIVERSIFIED & PRODUCTION (continued)
William Morris Endeavor Entertainment LLC, First Lien B-2 Term Loan	United States	1M US L + 8.50%	9.50%	05/18/25	$205,758	$211,802
						12,178,245
METALS & MINING (0.40%)
American Consolidated Natural Resources, Inc., First Priority Term Loan(e)	United States	3M US L + 3.00%	17.00%	09/16/25	1,034,082	996,596
Hyperion Materials & Technologies, Inc., First Lien Initial Term Loan	United States	3M US L + 5.50%	6.50%	08/28/26	908,791	849,152
						1,845,748
RETAIL (1.02%)
Ascena Retail Group, Inc., First Lien Tranche B Term Loan(e)	United States	1M US L + 4.50%	5.25%	08/21/22	1,435,369	290,662
Casino, Guichard-Perrachon S.A., First Lien Facility Term Loan	France	3M EUR L + 5.50%	5.50%	01/31/24	€1,339,120	1,633,456
Financiere Abra SAS, Second Lien Facility
Term Loan(g)	France	L + 8.00%		10/23/26	500,000	605,476
Hunkemoller B.V., First Lien Term Loan(g)	Netherlands	L + 4.50%		02/10/23	1,714,286	1,795,815
MED ParentCo LP, First Lien Delayed Draw Term Loan	United States	1M US L + 4.25%	4.40%	08/31/26	$75,257	74,330
MED ParentCo LP, First Lien Initial Term Loan	United States	1M US L + 4.25%	4.40%	08/31/26	300,106	296,408
						4,696,147
SERVICES: BUSINESS (6.22%)
Alliant Holdings Intermediate LLC, First Lien 2018 Initial Term Loan	United States	1M US L + 3.25%	3.40%	05/09/25	732,150	721,775
AMCP Clean Acquisition Company LLC, First Lien Delayed Draw Term Loan	United States	1M US L + 4.25%	4.40%	07/10/25	160,488	110,737
AMCP Clean Acquisition Company LLC, First Lien Term Loan	United States	1M US L + 4.25%	4.40%	07/10/25	663,241	457,636
Automate Intermediate Holdings II SARL(c)	Luxembourg	1M US L + 7.75%	7.90%	07/22/27	1,090,250	1,082,073
AVSC Holding Corp., First Lien 2020 B-1 Term Loan(g)	United States	6M US L + 3.50%	4.50%	03/03/25	2,396,368	2,056,395
AVSC Holding Corp., First Lien 2020 B-3 Term Loan(e)(g)	United States	L + 15.00%		10/15/26	1,834,234	2,136,883
BBD Bidco, Ltd., First Lien Facility B1 Term Loan	United Kingdom	3M GBP L + 4.75%	4.84%	11/13/26	£819,435	1,108,774
BBD Bidco, Ltd., Second Lien Facility B1 Term Loan	United Kingdom	6M GBP L + 8.25%	8.34%	11/22/27	1,445,511	1,958,820
Comet Bidco, Ltd., First Lien Facility B Term Loan	United Kingdom	6M GBP L + 5.25%	5.34%	09/30/24	469,565	569,359
Comet Bidco, Ltd., First Lien Facility B2 Term Loan	United Kingdom	6M US L + 5.00%	6.00%	09/30/24	$1,154,440	1,041,882
Marnix SAS, First Lien Facility B (EUR) Term Loan	France	6M EUR L + 3.25%	3.25%	11/19/26	€464,705	567,467
Monotype Imaging Holdings, Inc., First Lien Term Loan	United States	3M US L + 5.50%	5.75%	10/09/26	$1,802,449	1,709,326
MZR Buyer, LLC(c)	United States	3M US L + 6.75%	7.75%	12/21/26	2,667,241	2,613,897
MZR Buyer, LLC(c)	United States	3M US L + 6.75%	7.75%	12/21/26	341,954	335,115

See Notes to Consolidated Financial Statements.

18	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Credit Fund	Consolidated Schedule of Investments

December 31, 2020

Description	Country	Spread Above Index	Rate	Maturity Date	Principal Amount		Value (Note 2)(a)
SERVICES: BUSINESS (continued)
Orion Advisor Solutions, Inc., First Lien Initial Term Loan	United States	3M US L + 4.00%	5.00%	09/24/27		$352,600	$354,495
Refine Intermediate, Inc., Facility B Term Loan(c)	United States	1M US L + 4.75%	5.75%	03/03/27		1,915,751	1,915,751
Refine Intermediate, Inc., Revolving Facility Term Loan(c)(d)	United States	L + 0.50%		09/03/26		467,256	467,257
Research Now Group, Inc., First Lien Initial Term Loan	United States	3M US L + 5.50%	6.50%	12/20/24		547,010	540,446
Research Now Group, Inc., Second Lien Term Loan	United States	3M US L + 9.50%	10.50%	12/20/25		2,000,000	1,863,331
SumUp Holdings Luxembourg SARL, Facility A Term Loan(c)	Luxembourg	3M EUR L + 8.00%	9.00%	08/01/24		€1,375,071	1,679,846
SumUp Holdings Luxembourg SARL, Facility B Delayed Draw Term Loan(c)	Luxembourg	3M EUR L + 8.00%	9.00%	08/01/24		1,461,013	1,784,836
Thrasio, LLC, Initial Delayed Draw Term Loan(c)(d)	United States	L + 5.75%		12/18/26		$1,633,201	1,592,371
Thrasio, LLC, Initial Term Loan(c)	United States	3M US L + 5.75%	6.75%	12/18/26		1,429,299	1,393,566
Upstream Rehabilitation, Inc., Second Lien Term Loan(c)	United States	1M US L + 8.50%	8.65%	11/20/27		456,140	444,737
							28,506,775
SERVICES: CONSUMER (2.00%)
Casablanca US Holdings, Inc., First Lien Amendment No. 2 Initial Term Loan(g)	United States	L + 4.00%		03/29/24		2,497,845	2,039,915
Pathway Vet Alliance LLC, First Lien Initial Term Loan	United States	1M US L + 4.00%	4.15%	03/31/27		453,756	454,267
Pathway Vet Alliance LLC, Initial Delayed Draw Term Loan	United States	1M US L + 4.00%	4.15%	03/31/27		37,046	37,088
Trafalgar Bidco, Ltd., First Lien Term Loan(c)	United Kingdom	1M GBP L + 5.00%	5.02%	09/11/24		£1,502,760	2,055,028
Travel Leaders Group LLC, First Lien 2018 Refinancing Term Loan(c)	United States	1M US L + 4.00%	4.15%	01/25/24		$3,067,816	2,722,687
WeddingWire, Inc., Second Lien Initial Dollar Term Loan	United States	3M US L + 8.25%	8.46%	12/21/26		533,333	505,333
Zeppelin Bidco Pty Limited(c)	Australia	6M BBSY + 6.00%	6.23%	06/28/24	AUD	1,804,348	1,377,152
							9,191,470
TELECOMMUNICATIONS (1.20%)
GTT Communications B.V., First Lien Delayed Draw Term Loan(c)(d)(e)	United States	L + 5.00%		12/28/21		$138,241	126,491
GTT Communications, Inc., First Lien Closing Date U.S. Term Loan	United States	3M US L + 2.75%	3.00%	05/31/25		903,441	713,420
GTT Communications, Inc., First Lien Term Loan(c)(e)	United States	1M US L + 5.00%	8.50%	12/28/21		78,995	72,280
Horizon Telcom, Inc., First Lien Delayed Draw Term Loan(c)	United States	3M US L + 5.00%	6.00%	06/15/23		45,970	45,166
Horizon Telcom, Inc., First Lien Revolving Term Loan(c)	United States	3M US L + 5.00%	6.00%	06/15/23		5,793	5,692
Horizon Telcom, Inc., First Lien Term Loan(c)	United States	3M US L + 5.00%	6.00%	06/15/23		676,924	665,078
Intelsat Jackson Holdings S.A., First Lien DIP Facility Term Loan	Luxembourg	3M US L + 5.50%	6.50%	07/13/21		78,688	80,498
LOGIX Holding Company LLC, First Lien Initial Term Loan	United States	1M US L + 5.75%	6.75%	12/22/24		334,800	309,691

See Notes to Consolidated Financial Statements.

Annual Report | December 31, 2020	19

Griffin Institutional Access Credit Fund	Consolidated Schedule of Investments

December 31, 2020

Description	Country	Spread Above Index	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
TELECOMMUNICATIONS (continued)
Masergy Holdings, Inc., First Lien 2017 Replacement Term Loan	United States	3M US L + 3.25%	4.25%	12/15/23	$935,902	$930,052
Masergy Holdings, Inc., Second Lien Initial Term Loan	United States	3M US L + 7.50%	8.50%	12/16/24	462,778	459,307
Matterhorn Telecom S.A., First Lien Facility B1 Term Loan	Luxembourg	3M EUR L + 2.63%	2.63%	09/15/26	€369,547	446,698
Northwest Fiber LLC, First Lien B Term Loan	United States	1M US L + 5.50%	5.65%	04/30/27	$817,193	821,279
Pulsant Acquisitions Ltd., First Lien Facility B Term Loan(c)	United Kingdom	6M GBP L + 5.25%	6.25%	05/31/23	£605,008	819,077
						5,494,729
TRANSPORTATION: CARGO (0.87%)
Drive Chassis Holdco LLC, Second Lien B Term Loan	United States	3M US L + 8.25%	8.47%	04/10/26	$2,120,128	2,115,496
Grammer Purchaser, Inc., First Lien Revolving Term Loan(c)(d)	United States	L + 4.75%		09/30/24	90,000	90,000
Grammer Purchaser, Inc., First Lien Term Loan(c)	United States	3M US L + 4.75%	5.75%	09/30/24	1,289,988	1,289,988
Naviera Armas S.A. Facility A(c)(e)	Spain	1M EUR L + 2.50%	2.50%	04/30/21	€147,856	180,627
Naviera Armas S.A. Facility B(c)(d)(e)	Spain	L + 6.50%		04/30/21	246,426	301,045
						3,977,156
TRANSPORTATION: CONSUMER (0.62%)
Lakeland Holdings LLC, Holdco First Lien Term Loan(e)(f)	United States		13.25%	09/25/27	$590,422	107,752
Lakeland Tours LLC, Priority Exit (New Money DIP) Term Loan(c)	United States	3M US L + 12.00%	13.25%	09/25/23	266,338	267,336
Lakeland Tours LLC, Second Out Term Loan(c)(e)	United States	3M US L + 6.00%	8.75%	09/25/25	462,576	395,503
Lakeland Tours LLC, Third Out Term Loan(c)(e)	United States	3M US L + 6.00%	8.75%	09/25/25	580,696	275,830
Safe Fleet Holdings LLC, Second Lien Initial Term Loan	United States	3M US L + 6.75%	7.75%	02/02/26	667,223	587,990
Toro Private Holdings III, Ltd., First Lien Initial (Super Priority) Term Loan(e)(g)	Luxembourg	3M US L + 8.00%	9.00%	02/28/25	466,777	461,671
Toro Private Holdings III, Ltd., First Lien Initial Term Loan(g)	United Kingdom	3M US L + 5.00%	5.25%	05/29/26	1,105,815	758,407
						2,854,489
UTILITIES: ELECTRIC (0.03%)(g)
Frontera Generation Holdings LLC, First Lien Initial Term Loan	United States	L + 4.25%		05/02/25	599,633	158,903

UTILITIES: OIL & GAS (0.11%)
Traverse Midstream Partners LLC, First Lien Advance Term Loan	United States	1M US L + 5.50%	6.50%	09/27/24	520,649	512,594

WHOLESALE (0.27%)(g)
Akita Bidco SARL, First Lien Facility B3 Term Loan	Luxembourg	6M EUR L + 3.25%	3.25%	11/10/25	€1,003,827	1,220,756

TOTAL BANK LOANS
(Cost $202,228,831)						204,209,856

See Notes to Consolidated Financial Statements.

20	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Credit Fund	Consolidated Schedule of Investments

December 31, 2020

Description	Country	Spread Above Index	Rate		Maturity Date	Principal Amount	Value (Note 2)(a)
CORPORATE BONDS (34.92%)(f)
AEROSPACE & DEFENSE (2.11%)(i)
Booz Allen Hamilton, Inc.	United States		3.88%		09/01/28	$495,000	$510,778
F-Brasile SpA	Italy		7.38%		08/15/26	2,876,000	2,796,910
			6.50%
Global Aircraft Leasing Co., Ltd.(e)	Cayman Islands		Cash or 7.25%	PIK	09/15/24	690,142	617,677
Rolls-Royce PLC	United Kingdom		5.75%		10/15/27	419,000	464,566
Spirit AeroSystems, Inc.	United States		5.50%		01/15/25	556,000	587,219
Spirit AeroSystems, Inc.	United States		7.50%		04/15/25	1,265,000	1,359,091
SSL Robotics LLC	United States		9.75%		12/31/23	943,000	1,067,358
TransDigm, Inc.	United States		8.00%		12/15/25	150,000	166,139
Wolverine Escrow LLC	United States		8.50%		11/15/24	65,000	62,134
Wolverine Escrow LLC	United States		9.00%		11/15/26	2,162,000	2,050,495
							9,682,367
AUTOMOTIVE (0.80%)(i)
AAG FH LP	Canada		9.75%		07/15/24	1,303,000	1,241,107
Midas Intermediate Holdco II LLC	United States		7.88%		10/01/22	1,536,000	1,463,040
Truck Hero, Inc.	United States		8.50%		04/21/24	897,000	955,211
							3,659,358
BEVERAGE, FOOD, & TOBACCO (1.30%)
1011778 BC ULC(i)	Canada		5.75%		04/15/25	256,000	274,322
Chobani LLC(i)	United States		7.50%		04/15/25	1,622,000	1,705,882
H-Food Holdings LLC(i)	United States		8.50%		06/01/26	1,487,000	1,559,900
Post Holdings, Inc.(i)	United States		5.75%		03/01/27	121,000	128,335
Quidditch Acquisition, Inc.(c)(i)	United States		11.25%		03/21/25	1,750,000	1,914,601
TreeHouse Foods, Inc.	United States		4.00%		09/01/28	375,000	388,594
							5,971,634
CAPITAL EQUIPMENT (2.05%)
Avaya, Inc.(i)	United States		6.13%		09/15/28	909,000	972,753
Cleaver-Brooks, Inc.(i)	United States		7.88%		03/01/23	437,000	433,130
HAT Holdings I LLC(i)	United States		3.75%		09/15/30	595,000	620,287
Manitowoc Co., Inc.(i)	United States		9.00%		04/01/26	1,347,000	1,457,286
Masonite International Corp.(i)	United States		5.38%		02/01/28	642,000	690,432
Novafives SAS, Series Reg S(b)(j)	France	3M EUR L + 4.50%	4.50%		06/15/25	€456,000	490,221
Rackspace Technology Global, Inc.(i)	United States		5.38%		12/01/28	$220,000	230,906
Resideo Funding, Inc.(i)	United States		6.13%		11/01/26	1,732,000	1,827,260
Sensata Technologies BV(i)	United States		5.00%		10/01/25	152,000	169,385
Sensata Technologies UK Financing Co. PLC(i)	United States		6.25%		02/15/26	410,000	426,913
Standard Industries, Inc.(i)	United States		4.75%		01/15/28	738,000	777,668
Standard Industries, Inc.(i)	United States		5.00%		02/15/27	1,240,000	1,298,125
							9,394,366
CHEMICALS, PLASTICS, & RUBBER (2.24%)(i)
Compass Minerals International, Inc.	United States		4.88%		07/15/24	450,000	468,515
Compass Minerals International, Inc.	United States		6.75%		12/01/27	897,000	973,972
Ingevity Corp.	United States		3.88%		11/01/28	389,000	392,647
Ingevity Corp.	United States		4.50%		02/01/26	1,314,000	1,343,315
Neon Holdings, Inc.	United States		10.13%		04/01/26	1,937,000	2,125,857
Nufarm Australia, Ltd.	Australia		5.75%		04/30/26	1,675,000	1,727,026
Venator Finance SARL	United States		5.75%		07/15/25	2,003,000	1,876,561
Venator Finance SARL	United States		9.50%		07/01/25	1,269,000	1,389,555
							10,297,448

See Notes to Consolidated Financial Statements.

Annual Report | December 31, 2020	21

Griffin Institutional Access Credit Fund	Consolidated Schedule of Investments

December 31, 2020

Description	Country	Spread Above Index	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
CONSTRUCTION & BUILDING (0.43%)(i)
American Builders & Contractors Supply Co., Inc.	United States		5.88%	05/15/26	$733,000	$760,946
Summit Materials LLC	United States		5.13%	06/01/25	386,000	394,162
Summit Materials LLC	United States		5.25%	01/15/29	158,000	166,098
Summit Materials LLC	United States		6.50%	03/15/27	625,000	666,287
						1,987,493
CONSUMER GOODS: DURABLE (0.37%)
Dell International LLC(i)	United States		6.10%	07/15/27	151,000	187,775
Dell International LLC(i)	United States		6.20%	07/15/30	101,000	131,423
Newell Brands, Inc.	United States		4.88%	06/01/25	1,246,000	1,372,531
						1,691,729
CONSUMER GOODS: NON-DURABLE (0.79%)(i)
Energizer Holdings, Inc.	United States		4.75%	06/15/28	356,000	375,153
Hanesbrands, Inc.	United States		5.38%	05/15/25	449,000	475,612
Kronos Acquisition Holdings, Inc.	Canada		5.00%	12/31/26	807,000	843,315
Mattel, Inc.	United States		5.88%	12/15/27	740,000	823,712
William Carter Co.	United States		5.50%	05/15/25	1,038,000	1,104,287
						3,622,079
CONTAINERS, PACKAGING, & GLASS (0.59%)(i)
Ardagh Packaging Finance PLC	United States		5.25%	04/30/25	642,000	678,173
Intelligent Packaging, Ltd. Finco, Inc.	Canada		6.00%	09/15/28	707,000	727,768
Trident TPI Holdings, Inc.	United States		9.25%	08/01/24	955,000	1,019,463
Trivium Packaging Finance BV	Netherlands		8.50%	08/15/27	240,000	263,226
						2,688,630
ENERGY: ELECTRICITY (0.17%)(i)
NRG Energy, Inc.	United States		3.63%	02/15/31	752,000	775,068

ENERGY: OIL & GAS (0.75%)
Alta Mesa Holdings LP(k)	United States		7.88%	12/15/24	968,000	1,452
Great Western Petroleum LLC(i)	United States		9.00%	09/30/21	907,000	535,130
Magnolia Oil & Gas Operating LLC(i)	United States		6.00%	08/01/26	221,000	225,972
SM Energy Co.	United States		5.63%	06/01/25	1,415,000	1,151,308
Targa Resources Partners LP	United States		5.50%	03/01/30	578,000	628,078
Tervita Corp.(i)	Canada		11.00%	12/01/25	827,000	892,589
						3,434,529
FIRE: FINANCE (2.37%)
Advisor Group Holdings, Inc.(i)	United States		10.75%	08/01/27	1,107,000	1,226,484
AG Issuer LLC(i)	United States		6.25%	03/01/28	1,446,000	1,465,882
Credit Acceptance Corp.	United States		6.63%	03/15/26	441,000	471,319
Encore Capital Group, Inc.(i)	United States		4.88%	10/15/25	€409,000	519,301
Garfunkelux Holdco 3 SA(i)	Luxembourg		6.75%	11/01/25	904,000	1,137,496
Intrum AB(i)	Sweden		4.88%	08/15/25	792,000	1,005,033
Intrum AB, Series Reg S(j)	Sweden		3.50%	07/15/26	489,000	594,397
LPL Holdings, Inc.(i)	United States		4.63%	11/15/27	$1,772,000	1,839,557
OneMain Finance Corp.	United States		4.00%	09/15/30	114,000	118,430
OneMain Finance Corp.	United States		8.88%	06/01/25	963,000	1,091,175
StoneX Group, Inc.(i)	United States		8.63%	06/15/25	1,275,000	1,388,953
						10,858,027
FIRE: INSURANCE (0.25%)(i)
Genworth Mortgage Holdings, Inc.	United States		6.50%	08/15/25	948,000	1,027,988
Tempo Acquisition LLC	United States		5.75%	06/01/25	120,000	127,950
						1,155,938

See Notes to Consolidated Financial Statements.

22	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Credit Fund	Consolidated Schedule of Investments

December 31, 2020

Description	Country	Spread Above Index	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
FIRE: REAL ESTATE (1.20%)(i)
Iron Mountain, Inc.	United States		5.25%	03/15/28	$1,163,000	$1,229,483
Iron Mountain, Inc.	United States		5.25%	07/15/30	754,000	815,262
Ladder Capital Finance Holdings LLLP	United States		4.25%	02/01/27	1,125,000	1,108,125
Ladder Capital Finance Holdings LLLP	United States		5.25%	03/15/22	450,000	453,094
PennyMac Financial Services, Inc.	United States		5.38%	10/15/25	1,247,000	1,320,261
QualityTech LP	United States		3.88%	10/01/28	558,000	569,858
						5,496,083
FOREST PRODUCTS & PAPER (0.66%)(i)
LABL Escrow Issuer LLC	United States		6.75%	07/15/26	2,111,000	2,290,108
LABL Escrow Issuer LLC	United States		10.50%	07/15/27	656,000	740,050
						3,030,158
HEALTHCARE & PHARMACEUTICALS (2.09%)
Acadia Healthcare Co., Inc.(i)	United States		5.00%	04/15/29	222,000	237,540
Acadia Healthcare Co., Inc.(i)	United States		5.50%	07/01/28	325,000	349,676
Acadia Healthcare Co., Inc.	United States		5.63%	02/15/23	354,000	355,770
Acadia Healthcare Co., Inc.	United States		6.50%	03/01/24	787,000	806,592
Bausch Health Cos., Inc.(i)	United States		5.25%	01/30/30	189,000	198,189
Change Healthcare Holdings LLC(i)	United States		5.75%	03/01/25	935,000	954,869
Cheplapharm Arzneimittel GmbH(i)	Germany		5.50%	01/15/28	615,000	643,444
DaVita, Inc.(i)	United States		3.75%	02/15/31	496,000	504,548
DaVita, Inc.(i)	United States		4.63%	06/01/30	1,126,000	1,194,264
Emergent BioSolutions, Inc.(i)	United States		3.88%	08/15/28	310,000	321,586
IQVIA, Inc.(i)	United States		5.00%	05/15/27	624,000	664,554
Ortho-Clinical Diagnostics, Inc.(i)	United States		7.38%	06/01/25	659,000	703,071
Select Medical Corp.(i)	United States		6.25%	08/15/26	959,000	1,034,243
Tenet Healthcare Corp.(i)	United States		4.63%	06/15/28	430,000	451,231
Tenet Healthcare Corp.(i)	United States		6.25%	02/01/27	680,000	721,749
Tenet Healthcare Corp.(i)	United States		7.50%	04/01/25	417,000	456,162
						9,597,488
HIGH TECH INDUSTRIES (2.56%)(i)
Austin BidCo, Inc.	United States		7.13%	12/15/28	145,000	151,616
Banff Merger Sub, Inc.	United States		9.75%	09/01/26	2,268,000	2,452,207
BY Crown Parent LLC	United States		4.25%	01/31/26	216,000	221,670
Castle US Holding Corp.	United States		9.50%	02/15/28	1,090,000	1,092,556
CDK Global, Inc.	United States		5.25%	05/15/29	836,000	927,007
Go Daddy Operating Co. LLC	United States		5.25%	12/01/27	247,000	260,430
International Game Technology PLC	United States		5.25%	01/15/29	997,000	1,075,868
NCR Corp.	United States		5.00%	10/01/28	743,000	785,258
NCR Corp.	United States		5.25%	10/01/30	372,000	399,668
ON Semiconductor Corp.	United States		3.88%	09/01/28	1,604,000	1,658,135
Plantronics, Inc.	United States		5.50%	05/31/23	1,293,000	1,300,260
Presidio Holdings, Inc.	United States		4.88%	02/01/27	311,000	330,437
Seagate HDD Cayman	United States		3.13%	07/15/29	220,000	220,437
Seagate HDD Cayman	United States		3.38%	07/15/31	221,000	222,610
Shift4 Payments LLC	United States		4.63%	11/01/26	618,000	644,265
						11,742,424
HOTEL, GAMING, & LEISURE (1.68%)
Caesars Entertainment, Inc.(i)	United States		6.25%	07/01/25	898,000	957,497
Caesars Entertainment, Inc.(i)	United States		8.13%	07/01/27	776,000	860,062
Caesars Resort Collection LLC(i)	United States		5.75%	07/01/25	673,000	713,937
Hilton Domestic Operating Co., Inc.(i)	United States		5.38%	05/01/25	228,000	242,478
Hilton Domestic Operating Co., Inc.(i)	United States		5.75%	05/01/28	227,000	247,288
IRB Holding Corp.(i)	United States		7.00%	06/15/25	492,000	538,383

See Notes to Consolidated Financial Statements.

Annual Report | December 31, 2020	23

Griffin Institutional Access Credit Fund	Consolidated Schedule of Investments

December 31, 2020

Description	Country	Spread Above Index	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
HOTEL, GAMING, & LEISURE (continued)
MGM Resorts International	United States		6.75%	05/01/25	$718,000	$778,294
Stonegate Pub Co. Financing 2019 PLC(i)	United Kingdom		8.25%	07/31/25	£1,075,000	1,493,587
Wynn Resorts Finance LLC(i)	United States		7.75%	04/15/25	$1,716,000	1,861,800
						7,693,326
MEDIA: ADVERTISING, PRINTING & PUBLISHING (0.28%)(i)
Cimpress PLC	Ireland		7.00%	06/15/26	875,000	922,959
Live Nation Entertainment, Inc.	United States		3.75%	01/15/28	367,000	371,734
						1,294,693
MEDIA: BROADCASTING & SUBSCRIPTION (2.09%)(i)
CSC Holdings LLC	United States		4.63%	12/01/30	2,609,000	2,726,757
IPD 3 BV	Netherlands		5.50%	12/01/25	€494,000	624,614
Radiate Holdco LLC	United States		4.50%	09/15/26	$729,000	753,604
Radiate Holdco LLC	United States		6.50%	09/15/28	1,385,000	1,456,847
Townsquare Media, Inc.	United States		6.88%	02/01/26	929,000	975,705
Vmed O2 UK Financing I PLC	United Kingdom		4.25%	01/31/31	935,000	957,571
Ziggo BV	Netherlands		4.88%	01/15/30	1,976,000	2,080,975
						9,576,073
MEDIA: DIVERSIFIED & PRODUCTION (1.42%)
ANGI Group LLC(i)	United States		3.88%	08/15/28	1,550,000	1,580,403
Getty Images, Inc.(i)	United States		9.75%	03/01/27	1,140,000	1,218,159
National CineMedia LLC	United States		5.75%	08/15/26	2,145,000	1,541,311
National CineMedia LLC(i)	United States		5.88%	04/15/28	817,000	694,450
Sirius XM Radio, Inc.(i)	United States		4.13%	07/01/30	1,374,000	1,464,169
						6,498,492
RETAIL (1.00%)
Asbury Automotive Group, Inc.	United States		4.50%	03/01/28	32,000	33,520
Asbury Automotive Group, Inc.	United States		4.75%	03/01/30	123,000	132,071
Burlington Coat Factory Warehouse Corp.(i)	United States		6.25%	04/15/25	175,000	186,156
Group 1 Automotive, Inc.(i)	United States		4.00%	08/15/28	237,000	244,591
L Brands, Inc.(i)	United States		6.63%	10/01/30	391,000	435,721
L Brands, Inc.(i)	United States		6.88%	07/01/25	228,000	247,902
L Brands, Inc.(i)	United States		9.38%	07/01/25	152,000	187,150
Lithia Motors, Inc.(i)	United States		4.38%	01/15/31	418,000	449,089
Maxeda DIY Holding BV(i)	Netherlands		5.88%	10/01/26	€414,000	528,646
Sally Holdings LLC	United States		5.63%	12/01/25	$1,330,000	1,368,570
Sally Holdings LLC(i)	United States		8.75%	04/30/25	715,000	796,331
						4,609,747
SERVICES: BUSINESS (1.30%)
Alliant Holdings Intermediate LLC(i)	United States		4.25%	10/15/27	496,000	508,090
Jaguar Holding Co. II(i)	United States		5.00%	06/15/28	551,000	588,881
La Financiere Atalian SASU, Series Reg S(j)	France		4.00%	05/15/24	€304,000	344,751
La Financiere Atalian SASU, Series Reg S(j)	France		5.13%	05/15/25	113,000	128,386
MDC Partners, Inc.(i)	United States		6.50%	05/01/24	$2,002,000	2,032,551
MEDNAX, Inc.(i)	United States		6.25%	01/15/27	656,000	704,367
Syneos Health, Inc.(i)	United States		3.63%	01/15/29	753,000	756,494
WMG Acquisition Corp.(i)	United States		3.00%	02/15/31	933,000	917,577
						5,981,097
SERVICES: CONSUMER (0.36%)
Cinemark USA, Inc.	United States		5.13%	12/15/22	1,460,000	1,433,537
Cinemark USA, Inc.(i)	United States		8.75%	05/01/25	184,000	199,525
						1,633,062

See Notes to Consolidated Financial Statements.

24	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Credit Fund	Consolidated Schedule of Investments

December 31, 2020

Description	Country	Spread Above Index	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
TELECOMMUNICATIONS (3.00%)
Cablevision Lightpath LLC(i)	United States		3.88%	09/15/27	$329,000	$331,467
Cablevision Lightpath LLC(i)	United States		5.63%	09/15/28	320,000	335,400
Cincinnati Bell, Inc.(i)	United States		7.00%	07/15/24	165,000	172,114
CommScope Technologies LLC(i)	United States		6.00%	06/15/25	979,000	1,002,349
CommScope, Inc.(i)	United States		6.00%	03/01/26	640,000	675,146
Connect Finco SARL(i)	United Kingdom		6.75%	10/01/26	937,000	1,010,620
Frontier Communications Corp.(i)	United States		5.00%	05/01/28	850,000	887,719
Frontier Communications Corp.(i)	United States		6.75%	05/01/29	1,207,000	1,293,753
J2 Global, Inc.(i)	United States		4.63%	10/15/30	1,332,000	1,407,758
Northwest Fiber LLC(i)	United States		10.75%	06/01/28	1,866,000	2,136,570
Sprint Capital Corp.	United States		8.75%	03/15/32	434,000	687,619
United Group BV(i)	Netherlands		3.13%	02/15/26	€475,000	570,125
United Group BV(i)	Netherlands		3.63%	02/15/28	707,000	848,587
United Group BV(b)(i)	Netherlands	3M EUR L + 3.25%	3.25%	02/15/26	309,000	369,885
Zayo Group Holdings, Inc.(i)	United States		6.13%	03/01/28	$1,914,000	2,027,347
						13,756,459
TRANSPORTATION: CARGO (0.16%)(b)(j)
Naviera Armas S.A., Series Reg S	Spain	3M EUR L + 2.50%	7.50%	11/15/24	€497,000	288,976
Naviera Armas S.A., Series Reg S	Spain	3M EUR L + 6.50%	6.50%	07/31/23	732,000	429,744
						718,720
TRANSPORTATION: CONSUMER (0.73%)(i)
Sabre Global, Inc.	United States		5.25%	11/15/23	$1,031,000	1,046,465
VistaJet Malta Finance PLC	Switzerland		10.50%	06/01/24	2,256,000	2,318,040
						3,364,505
UTILITIES: ELECTRIC (0.29%)(i)
Calpine Corp.	United States		4.50%	02/15/28	578,000	601,987
Calpine Corp.	United States		5.13%	03/15/28	685,000	721,569
						1,323,556
UTILITIES: WATER (0.11%)(i)
Core & Main LP	United States		6.13%	08/15/25	490,000	507,456

WHOLESALE (1.77%)(i)
Beacon Roofing Supply, Inc.	United States		4.50%	11/15/26	87,000	91,214
Beacon Roofing Supply, Inc.	United States		4.88%	11/01/25	1,959,000	2,009,082
Builders FirstSource, Inc.	United States		6.75%	06/01/27	221,000	239,997
Specialty Building Products Holdings LLC	United States		6.38%	09/30/26	1,449,000	1,537,375
SRS Distribution, Inc.	United States		8.25%	07/01/26	3,024,000	3,220,560
TPro Acquisition Corp.	United States		11.00%	10/15/24	251,000	269,825
US Foods, Inc.	United States		6.25%	04/15/25	704,000	753,340
						8,121,393
TOTAL CORPORATE BONDS
(Cost $151,904,272)						160,163,398

CONVERTIBLE CORPORATE BONDS (0.25%)(f)
FIRE: REAL ESTATE (0.25%)
Apollo Commercial Real Estate Finance, Inc.	United States		5.38%	10/15/23	1,216,000	1,141,298

TOTAL CONVERTIBLE CORPORATE BONDS
(Cost $861,540)						1,141,298

See Notes to Consolidated Financial Statements.

Annual Report | December 31, 2020	25

Griffin Institutional Access Credit Fund	Consolidated Schedule of Investments

December 31, 2020

Description	Country	Spread Above Index	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
COLLATERALIZED LOAN OBLIGATIONS (5.81%)
DEBT (5.29%)(b)
Allegro CLO X, Ltd., Series 2019-1A(i)	Cayman Islands	3M US L + 6.88%	7.10%	04/20/32	$400,000	$391,887
AMMC CLO XI, Ltd., Series 2018-11A(i)	Cayman Islands	3M US L + 5.80%	6.01%	04/30/31	400,000	370,989
AMMC CLO XVIII, Ltd., Series 2018-18A(i)	Cayman Islands	3M US L + 6.00%	6.23%	05/26/31	700,000	621,282
Atlas Senior Loan Fund V, Ltd., Series 2017-1A(i)	Cayman Islands	3M US L + 2.60%	2.83%	07/16/29	800,000	779,467
Atlas Senior Loan Fund VII, Ltd., Series 2018-7A(i)	Cayman Islands	3M US L + 6.40%	6.63%	11/27/31	300,000	261,358
Atlas Senior Loan Fund XIII, Series 2019-13A(i)	Cayman Islands	3M US L + 6.95%	7.17%	04/22/31	400,000	359,573
Atlas Senior Loan Fund XIV, Series 2019-14A(i)	Cayman Islands	3M US L + 6.94%	7.16%	07/20/32	500,000	448,559
Barings Euro CLO 2018-1 BV, Series 2018-1X(j)	Netherlands	3M EUR L + 1.50%	1.50%	04/15/31	€300,000	351,614
BlueMountain CLO 2016-3, Ltd., Series 2018-3A(i)	Cayman Islands	3M US L + 2.20%	2.42%	11/15/30	$300,000	289,763
BlueMountain CLO 2016-3, Ltd., Series 2018-3A(i)	Cayman Islands	3M US L + 5.95%	6.17%	11/15/30	300,000	274,366
BlueMountain CLO 2018-1, Ltd., Series 2018-1A(i)	Cayman Islands	3M US L + 5.95%	6.16%	07/30/30	400,000	365,804
Canyon Capital CLO 2014-1, Ltd., Series 2018-1A(i)	Cayman Islands	3M US L + 1.80%	2.01%	01/30/31	350,000	342,952
Carlyle Global Market Strategies CLO 2013-3, Ltd., Series 2017-3A(i)	Cayman Islands	3M US L + 1.70%	1.94%	10/15/30	300,000	289,525
Carlyle Global Market Strategies CLO 2013-3, Ltd., Series 2017-3A(i)	Cayman Islands	3M US L + 5.50%	5.74%	10/15/30	400,000	354,226
Carlyle Global Market Strategies CLO 2014-3-R, Ltd., Series 2018-3RA(i)	Cayman Islands	3M US L + 2.95%	3.17%	07/27/31	300,000	283,555
Carlyle Global Market Strategies CLO 2014-4-R, Ltd., Series 2018-4RA(i)	Cayman Islands	3M US L + 1.90%	2.14%	07/15/30	400,000	384,957
Carlyle Global Market Strategies CLO 2015-5, Ltd., Series 2019-5A(i)	Cayman Islands	3M US L + 6.70%	6.92%	01/20/32	400,000	372,951
Carlyle Global Market Strategies CLO 2017-3, Ltd., Series 2017-3A(i)	Cayman Islands	3M US L + 6.11%	6.33%	07/20/29	400,000	356,470
CIFC Funding 2013-III-R, Ltd., Series 2018-3RA(i)	Cayman Islands	3M US L + 5.90%	6.11%	04/24/31	500,000	466,626
CIFC Funding 2014-II-R, Ltd., Series 2018-2RA(i)	Cayman Islands	3M US L + 5.69%	5.90%	04/24/30	300,000	280,871
Columbia Cent CLO 30, Ltd., Series 2021-30A(c)(i)	Cayman Islands	3M US L + 6.94%	6.94%	01/20/34	750,000	712,500
Crown Point CLO IV, Ltd., Series 2018-4A(i)	Cayman Islands	3M US L + 5.50%	5.72%	04/20/31	300,000	268,214
Dryden 59 Euro CLO 2017 BV, Series 2018-59A(i)	Netherlands	3M EUR L + 1.55%	1.55%	05/15/32	€300,000	356,549
Greywolf CLO V, Ltd., Series 2018-1A(i)	Cayman Islands	3M US L + 5.85%	6.06%	01/27/31	$400,000	382,127
HPS Loan Management 6-2015, Ltd., Series 2018-2015(i)	Cayman Islands	3M US L + 2.50%	2.72%	02/05/31	300,000	280,990
ICG US CLO 2015-2R, Ltd., Series 2020-2RA(i)	Cayman Islands	3M US L + 6.99%	7.22%	01/16/33	600,000	562,620
KKR CLO 10, Ltd., Series 2017-10(i)	Cayman Islands	3M US L + 6.50%	6.72%	09/15/29	350,000	342,272
KKR CLO 14, Ltd., Series 2018-14(i)	Cayman Islands	3M US L + 6.15%	6.39%	07/15/31	400,000	376,819
KKR CLO 15, Ltd., Series 2018-15(i)	Cayman Islands	3M US L + 6.44%	6.66%	01/18/32	250,000	236,814
MidOcean Credit CLO X, Series 2019-10A(i)	Cayman Islands	3M US L + 7.44%	7.65%	10/23/32	400,000	396,994

See Notes to Consolidated Financial Statements.

26	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Credit Fund	Consolidated Schedule of Investments

December 31, 2020

Description	Country	Spread Above Index	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
DEBT (continued)
Mountain View CLO 2017-2 LLC, Series 2018-2A(i)	Cayman Islands	3M US L + 5.96%	6.19%	01/16/31	$500,000	$437,076
Mountain View CLO IX, Ltd., Series 2018-9A(i)	Cayman Islands	3M US L + 6.08%	6.32%	07/15/31	700,000	588,923
MP CLO III, Ltd., Series 2017-1A(i)	Cayman Islands	3M US L + 2.00%	2.22%	10/20/30	300,000	292,637
Northwoods Capital XVIII, Ltd., Series 2019-18A(i)	Cayman Islands	3M US L + 6.58%	6.80%	05/20/32	400,000	369,903
Oaktree CLO 2018-1, Ltd., Series 2018-1A(i)	Cayman Islands	3M US L + 6.15%	6.37%	10/20/30	300,000	276,697
Oaktree CLO 2019-1, Ltd., Series 2019-1A(i)	Cayman Islands	3M US L + 6.80%	7.02%	04/22/30	400,000	376,896
Oaktree CLO 2019-2, Ltd., Series 2019-2A(i)	Cayman Islands	3M US L + 6.77%	7.01%	04/15/31	800,000	754,468
Octagon Investment Partners 18-R, Ltd., Series 2018-18A(i)	Cayman Islands	3M US L + 2.70%	2.93%	04/16/31	300,000	290,104
OZLM Funding IV, Ltd., Series 2017-4A(i)	Cayman Islands	3M US L + 6.30%	6.52%	10/22/30	694,984	626,759
OZLM IX, Ltd., Series 2018-9A(i)	Cayman Islands	3M US L + 6.12%	6.34%	10/20/31	300,000	273,779
OZLM VI, Ltd., Series 2018-6A(i)	Cayman Islands	3M US L + 3.13%	3.35%	04/17/31	300,000	289,313
OZLM VI, Ltd., Series 2018-6A(i)	Cayman Islands	3M US L + 6.05%	6.27%	04/17/31	250,000	220,705
OZLM XXI, Ltd., Series 2018-21A(i)	Cayman Islands	3M US L + 5.54%	5.76%	01/20/31	300,000	275,245
OZLM XXII, Ltd., Series 2018-22A(i)	Cayman Islands	3M US L + 1.80%	2.02%	01/17/31	300,000	289,187
OZLM XXII, Ltd., Series 2018-22A(i)	Cayman Islands	3M US L + 2.65%	2.87%	01/17/31	383,000	363,864
OZLM XXII, Ltd., Series 2018-22A(i)	Cayman Islands	3M US L + 5.30%	5.52%	01/17/31	250,000	223,403
Parallel 2018-1, Ltd., Series 2018-1A(i)	Cayman Islands	3M US L + 5.25%	5.47%	04/20/31	300,000	242,419
Regatta XIII Funding, Ltd., Series 2018-2A(i)	Cayman Islands	3M US L + 5.95%	6.19%	07/15/31	900,000	849,647
Shackleton 2017-X CLO, Ltd., Series 2020-10A(i)	Cayman Islands	3M US L + 3.30%	3.52%	04/20/29	300,000	293,955
Sound Point CLO II, Ltd., Series 2018-1A(i)	Cayman Islands	3M US L + 1.85%	2.06%	01/26/31	300,000	288,149
Sound Point CLO II, Ltd., Series 2018-1A(i)	Cayman Islands	3M US L + 5.50%	5.71%	01/26/31	300,000	255,569
Sound Point CLO IV-R, Ltd., Series 2018-3RA(i)	Cayman Islands	3M US L + 2.25%	2.47%	04/18/31	900,000	870,875
Sound Point CLO V-R, Ltd., Series 2018-1RA(i)	Cayman Islands	3M US L + 6.10%	6.32%	07/18/31	300,000	268,057
Sound Point CLO XXII, Ltd., Series 2019-1A(i)	Cayman Islands	3M US L + 6.30%	6.52%	01/20/32	300,000	288,296
Symphony CLO XV, Ltd., Series 2018-15A(i)	Cayman Islands	3M US L + 6.33%	6.55%	01/17/32	1,000,000	893,487
Venture XV CLO, Ltd., Series 2019-15A(i)	Cayman Islands	3M US L + 2.80%	3.04%	07/15/32	400,000	384,861
Venture XXII CLO, Ltd., Series 2018-22A(i)	Cayman Islands	3M US L + 5.65%	5.89%	01/15/31	300,000	253,302
Venture XXX CLO, Ltd., Series 2017-30A(i)	Cayman Islands	3M US L + 6.30%	6.54%	01/15/31	200,000	182,348
Venture XXXII CLO, Ltd., Series 2018-32A(i)	Cayman Islands	3M US L + 5.75%	5.97%	07/18/31	300,000	265,304
Venture XXXIII CLO, Ltd., Series 2018-33A(i)	Cayman Islands	3M US L + 5.95%	6.19%	07/15/31	200,000	170,297
Venture XXXIV CLO, Ltd., Series 2018-34A(i)	Cayman Islands	3M US L + 6.13%	6.37%	10/15/31	200,000	189,285
Venture XXXV CLO, Ltd., Series 2018-35A(i)	Cayman Islands	3M US L + 6.20%	6.42%	10/22/31	300,000	259,496
Venture XXXVI CLO, Ltd., Series 2019-36A(i)	Cayman Islands	3M US L + 6.92%	7.14%	04/20/32	300,000	297,485
Vibrant CLO 1X, Ltd., Series 2018-9A(i)	Cayman Islands	3M US L + 3.20%	3.42%	07/20/31	300,000	281,809
Voya CLO 2016-3, Ltd., Series 2018-3A(i)	Cayman Islands	3M US L + 6.08%	6.30%	10/18/31	250,000	227,876
						24,274,170
EQUITY (0.52%)(i)(l)
Madison Park Funding XXVI, Ltd., Series 2017-26A	Cayman Islands		17.63%	07/29/47	500,000	248,435

See Notes to Consolidated Financial Statements.

Annual Report | December 31, 2020	27

Griffin Institutional Access Credit Fund	Consolidated Schedule of Investments

December 31, 2020

Description	Country	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
EQUITY (continued)
RR 4, Ltd., Series 2018-4A	Cayman Islands	21.87%	04/15/18	$1,000,000	$837,470
Sound Point CLO XIX, Ltd., Series 2018-1A	Cayman Islands	20.52%	04/15/31	400,000	232,379
Sound Point CLO XX, Ltd., Series 2018-2A	Cayman Islands	19.91%	07/26/31	500,000	337,226
Sound Point CLO XXI, Ltd., Series 2018-3A	Cayman Islands	17.48%	10/26/31	1,200,000	714,641
					2,370,151
TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost $26,089,799)					26,644,321

		Shares
COMMON STOCKS (0.46%)(h)(m)
ENERGY: OIL & GAS (0.26%)
California Resources Corp.	United States	756	17,834
Ultra Resources, Inc.	United States	52,870	1,192,880
			1,210,714
MEDIA: ADVERTISING, PRINTING & PUBLISHING (0.00%)(c)(n)
PacificCo	United States	1,260	1,260

MEDIA: DIVERSIFIED & PRODUCTION (0.15%)
Technicolor USA, Inc.	France	303,315	674,017

METALS & MINING (0.01%)
American Consolidated Natural Resources, Inc.	United States	2,639	23,091

RETAIL (0.04%)
Party City Holdco, Inc.	United States	32,889	202,267

TOTAL COMMON STOCKS (Cost $3,194,416)			2,111,349

EQUITY INTEREST (1.54%)(c)(m)
AEROSPACE & DEFENSE (0.30%)
GIACF Air Comm Equity Holdings, LLC - Preferred Stock (16.00% PIK)(e)	United States	676,730	676,730
Kellstrom Aerospace Group, Inc.(h)	United States	107	65,928
Meggitt-USA, Inc.(h)	United States	7,000	640,710
			1,383,368
CAPITAL EQUIPMENT (0.03%)(h)
East BCC Coinvest III, LLC	United States	241,930	128,564

CONSTRUCTION & BUILDING (0.73%)(o)
Bain Capital Credit CC Fund	United States	2,078	3,327,985

CONSUMER GOODS: DURABLE (0.02%)(h)
TLC Holdco LP	United States	103,961	95,919

ENERGY: OIL & GAS (0.24%)(h)
Blackbrush Oil - Common	United States	75,310	–
Blackbrush Oil - Preferred	United States	2,420,690	686,887
Bruin Blocker LLC	United States	27,864	–
Ultra Petroleum Corp	United States	18,673	421,309
			1,108,196

See Notes to Consolidated Financial Statements.

28	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Credit Fund	Consolidated Schedule of Investments

December 31, 2020

	Country	Shares	Value (Note 2)(a)
EQUITY INTEREST (continued)
HIGH TECH INDUSTRIES (0.09%)(h)
Oneshield Partners LP	United States	434,783	$427,189

METALS & MINING (0.04%)(h)
American Consolidated Natural Resources, Inc. Preferred	United States	2,507	193,039

SERVICES: BUSINESS (0.01%)(h)
MZR Aggregator, LLC	United States	52	52,379

TRANSPORTATION: CARGO (0.08%)
GIACF Grammer Equity Holdings, LLC - Common Stock(h)	United States	84,221	67,104
GIACF Grammer Equity Holdings, LLC - Preferred Stock (10.00% PIK)(e)	United States	595	62,834
Toro Private Investments LP(h)	United States	324,324	206,654
			336,592
TOTAL EQUITY INTEREST (Cost $5,864,910)			7,053,231

EXCHANGE TRADED FUNDS (1.78%)
iShares iBoxx High Yield Corporate Bond ETF	United States	46,800	4,085,640

Invesco Senior Loan ETF	United States	182,000	4,054,960

TOTAL EXCHANGE TRADED FUNDS (Cost $8,000,044)			8,140,600

		Expiration Date
WARRANTS (0.00%)(h)(m)(n)
ENERGY: OIL & GAS (0.00%)(n)
California Resources Corp., Strike Price $36	United States	10/27/24	1,738	6,952
GIACF Grammer Equity Holdings, LLC - Warrants, Strike Price $9(c)	United States	12/31/99	10,151	–

TOTAL WARRANTS (Cost $10,069)				6,952

TOTAL INVESTMENTS (89.28%) (Cost $398,153,881)				$409,471,005

Other Assets In Excess Of Liabilities (10.72%)(p)				49,171,031
NET ASSETS (100.00%)				$458,642,036

See Notes to Consolidated Financial Statements.

Annual Report | December 31, 2020	29

Griffin Institutional Access Credit Fund	Consolidated Schedule of Investments

December 31, 2020

Reference Rates:

3M BBSY - 3 Month BBSY as of December 31, 2020 was 0.10%

1M US L - 1 Month US LIBOR as of December 31, 2020 was 0.14%

2M US L - 2 Month US LIBOR as of December 31, 2020 was 0.19%

3M US L - 3 Month US LIBOR as of December 31, 2020 was 0.24%

6M US L - 6 Month US LIBOR as of December 31, 2020 was 0.26%

1M EUR L - 1 Month EURIBOR as of December 31, 2020 was (0.56)%

3M EUR L - 3 Month EURIBOR as of December 31, 2020 was (0.54)%

6M EUR L - 6 Month EURIBOR as of December 31, 2020 was (0.52)%

1M GBP L - 1 Month GBP LIBOR as of December 31, 2020 was 0.02%

3M GBP L - 3 Month GBP LIBOR as of December 31, 2020 was 0.03%

6M GBP L - 6 Month GBP LIBOR as of December 31, 2020 was 0.03%

PRIME as of December 31, 2020 was 3.25%

(a)	Investment holdings denominated in foreign currencies are converted to U.S. Dollars using period end spot rates.
(b)	Floating or variable rate security. The reference rate is described above. The rate in effect as of December 31, 2020 is based on the reference rate plus the displayed spread as of the security's last reset date.
(c)	Security is classified as Level 3 in the Fund's fair value hierarchy (see Note 2).
(d)	A portion of this position or the entire position was not funded as of December 31, 2020. The Fund had $6,254,402 at par value in unfunded commitments pursuant to Delayed Draw Term Loan facilities and unused Revolver capacities. The Consolidated Schedule of Investments records each of these investments as fully funded. A corresponding payable for investments purchased has also been recorded which represents the actual unfunded amount on the balance sheet date.

Unfunded Security	Total revolving and delayed draw loan commitments	Less: drawn commitments	Total undrawn commitments
9 Story Media Group Inc. Revolver, First Lien Term Loan	$703,593	$262,584	$441,009
AMI US Holdings Inc. Revolver Loan	145,361	104,660	40,701
CB Nike Intermediateco Ltd. Revolver Loan	310,000	–	310,000
CMI Marketing, Inc., First Lien Revolving Term Loan	120,000	–	120,000
CST Buyer Company, Revolving Credit Facility Term Loan	233,472	–	233,472
Drilling Info Holdings, Inc. Delayed Draw Term Loan	112,500	–	112,500
Grammer Purchaser, Inc., First Lien Revolving Term Loan	90,000	–	90,000
GTT Communications B.V., First Lien Delayed Draw Term Loan	138,241	–	138,241
Kellstrom Commercial Aerospace, Inc. - Revolver	433,577	361,314	72,263
MRI Software LLC, Delayed Draw Term Loan	63,933	–	63,933
MRI Software LLC, First Lien Revolving Term Loan	155,944	–	155,944
Naviera Armas S.A. Facility B	301,045	–	301,045
Oneshield, Inc., Revolver Loan	115,942	–	115,942
Refine Intermediate, Inc., Revolving Facility Term Loan	467,256	–	467,256
Soursop, Ltd., Acquisition/Capex Facility	1,367,550	1,340,199	27,351
Thrasio, LLC, Initial Delayed Draw Term Loan	1,633,201	–	1,633,201
TLC Purchaser, Inc. Delayed Draw Term Loan	623,197	–	623,197
TLC Purchaser, Inc. Revolver Loan	778,763	–	778,763
V Global Holdings LLC, Revolving Credit	371,009	–	371,009
Whitcraft LLC, First Lien Revolving Term Loan	158,575	–	158,575
Total	$8,323,159	$2,068,757	$6,254,402

(e)	Paid in kind security which may pay interest in additional par.
(f)	Fixed rate security.
(g)	All or a portion of this position has not settled as of December 31, 2020. The interest rate shown represents the stated spread over the applicable London Interbank Offered Rate (“LIBOR” or “L”) or Euro Interbank Offered Rate (“EURIBOR” or “EUR L”); the Fund will not accrue interest until the settlement date at which point LIBOR or EURIBOR will be established. If the position is partially settled, the reference rate and floor shown is applicable to the settled portion.
(h)	Non-income producing security.
(i)	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”). Such securities may be resold, generally to qualified institutional buyers, in transactions exempt from registration. As of December 31, 2020, the aggregate market value of those securities was $171,819,459, representing 37.46% of net assets.
(j)	Securities exempt from registration under Regulation S of the Securities Act. As of December 31, 2020 the aggregate market value of those securities was $2,628,089 representing 0.57% of net assets.
(k)	See Note 2 regarding defaulted securities.

See Notes to Consolidated Financial Statements.

30	1.888.926.2688|www.griffincapital.com

Griffin Institutional Access Credit Fund	Consolidated Schedule of Investments

December 31, 2020

(l)	CLO subordinated notes, income notes, and Class M notes are considered CLO equity positions. CLO equity positions are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying securities less contractual payments to debt holders and fund expenses.
(m)	Securities may be deemed to be “restricted securities” under the Securities Act. As of December 31, 2020, the restricted securities were as follows:

Restricted Security	Acquisition Date	Cost	Value	Value as Percentage of Net Assets
American Consolidated Natural Resources, Inc.	09/16/20	$30,349	$23,091	0.01%
American Consolidated Natural Resources, Inc. Preferred	09/16/20	37,605	193,039	0.04%
Bain Capital Credit CC Fund	09/24/18	2,084,765	3,327,985	0.73%
Blackbrush Oil - Common	09/03/20	–	–	–%
Blackbrush Oil - Preferred	09/03/20	677,793	686,887	0.15%
Bruin Blocker LLC	11/02/18	–	–	–%
California Resources Corp.	10/21/20	656,962	17,834	0.00	%(n)
California Resources Corp. - Warrants	10/21/20	10,069	6,952	0.00	%(n)
East BCC Coinvest III, LLC, Class A	07/23/19	241,930	128,564	0.03%
GIACF Air Comm Equity Holdings, LLC -Preferred Stock (16.00% PIK)	06/28/19	676,730	676,730	0.15%
GIACF Grammer Equity Holdings, LLC -Common Stock	10/01/18	84,221	67,104	0.02%
GIACF Grammer Equity Holdings, LLC -Preferred Stock (10.00% PIK)	10/01/18	59,898	62,834	0.01%
GIACF Grammer Equity Holdings, LLC -Warrants	10/01/18	–	–	–%
Kellstrom Aerospace Group, Inc.	07/09/19	171,782	65,928	0.01%
Meggitt-USA, Inc., Class A	06/30/20	700,000	640,710	0.14%
MZR Aggregator, LLC	12/21/20	52,379	52,379	0.01%
Oneshield Partners LP	09/09/20	434,783	427,189	0.09%
PacificCo	03/05/19	383,355	1,260	0.00	%(n)
Party City Holdco, Inc.	07/30/20	2,337	202,267	0.04%
Technicolor USA, Inc.	09/22/20	854,648	674,017	0.15%
TLC Holdco LP	10/11/19	103,961	95,919	0.02%
Toro Private Investments LP	03/19/19	324,324	206,654	0.05%
Ultra Petroleum Corp	09/11/20	214,739	421,309	0.09%
Ultra Resources, Inc.	09/28/20	1,266,765	1,192,880	0.26%
Total		$9,069,395	$9,171,532	2.00%

(n)	Less than 0.005%.
(o)	The Fund's interest in this investment is held through a wholly-owned subsidiary of the Fund, GIACF Alternative Holdings, LLC, a Cayman Islands company formed to effect certain non-performing loan investments for the Fund.
(p)	Includes cash which is being held as collateral for total return swaps.

Common Abbreviations:
BBSY - Bank Bill Swap Bid Rate
CDOR - Canadian Dollar Offered Rate
CLO - Collateralized Loan Obligation
GmbH - German Company with limited liability
LIBOR - London Interbank Offered Rate
LLC - Limited Liability Company
LP - Limited Partnership
Ltd - Limited Company
PIK - Payment in Kind
PLC - Public Limited Company
Reg S - Regulation S
S.A. - Société Anonyme
SARL - Société A Responsabilité Limitée

See Notes to Consolidated Financial Statements.

Annual Report | December 31, 2020	31

Griffin Institutional Access Credit Fund	Consolidated Schedule of Investments

December 31, 2020

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

Counterparty	Settlement Date	Fund Receiving	Value	Fund Delivering	Value	Unrealized Appreciation/ (Depreciation)
Bank Of New York Mellon	04/15/21	USD	843,561	EUR	945,889	$(102,328)
Bank Of New York Mellon	04/15/21	USD	1,624,890	CAD	1,774,568	(149,678)
Bank Of New York Mellon	04/15/21	USD	1,283,064	AUD	1,404,225	(121,161)
Bank Of New York Mellon	03/26/21	USD	36,663,175	EUR	37,047,316	(384,141)
Bank Of New York Mellon	03/26/21	USD	12,690,108	GBP	13,052,520	(362,412)
Bank Of New York Mellon	06/08/21	USD	2,186,795	CAD	2,192,448	(5,653)
						$(1,125,373)
						$(1,125,373)

TOTAL RETURN SWAP CONTRACTS(a)

Counterparty	Fund Receives	Fund Pays	Notional Amount	Unrealized Appreciation/ (Depreciation)
Citibank, N.A.	ABG Intermediate Holdings 2 LLC, 3M US L + 3.50%, 4.50%, 09/27/24	1M US L + 1.25%	$247,397	$2,717
Citibank, N.A.	ACProducts Inc., L + 6.50%, 08/18/25	1M US L + 1.25%	1,024,123	7,958
Citibank, N.A.	Advisor Group Holdings Inc., 1M US L + 5.00%, 5.15%, 07/31/26	1M US L + 1.25%	1,959,282	31,350
Citibank, N.A.	AI PLEX AcquiCo GmbH, L + 5.00%, 07/31/26	1M US L + 1.25%	465,058	2,219
Citibank, N.A.	Alliant Holdings Intermediate LLC, 1M US L + 3.25%, 3.40%, 05/09/25	1M US L + 1.25%	1,171,456	15,673
Citibank, N.A.	Altice Financing S.A., 1M US L + 2.75%, 2.90%, 01/31/26	1M US L + 1.25%	680,869	4,958
Citibank, N.A.	Altice Financing S.A., 1M US L + 2.75%, 2.91%, 07/15/25	1M US L + 1.25%	931,090	23,773
Citibank, N.A.	American Axle & Manufacturing Inc., 1M US L + 2.25%, 3.00%, 04/06/24	1M US L + 1.25%	247,646	8,521
Citibank, N.A.	Amneal Pharmaceuticals LLC, 1M US L + 3.50%, 3.69%, 05/04/25	1M US L + 1.25%	1,195,532	11,670
Citibank, N.A.	Anchor Packaging LLC, 1M US L + 4.00%, 4.15%, 07/18/26(b)	1M US L + 1.25%	506,545	8,044
Citibank, N.A.	AppLovin Corp., 1M US L + 3.50%, 3.65%, 08/15/25	1M US L + 1.25%	991,320	5,220
Citibank, N.A.	AqGen Ascensus Inc., L + 4.00%, 12/03/26	1M US L + 1.25%	826,720	7,370
Citibank, N.A.	Aristocrat Leisure Ltd., 3M US L + 3.75%, 4.75%, 10/19/24	1M US L + 1.25%	275,542	8,627
Citibank, N.A.	Ascend Performance Materials Operations LLC, L + 5.25%, 08/27/26	1M US L + 1.25%	1,003,104	3,977
Citibank, N.A.	ASP Chromaflo Intermediate Holdings Inc., 3M US L + 3.50%, 4.50%, 11/20/23(b)	1M US L + 1.25%	213,710	4,776
Citibank, N.A.	ASP Chromaflo Intermediate Holdings Inc., 3M US L + 3.50%, 4.50%, 11/20/23(b)	1M US L + 1.25%	277,889	6,020
Citibank, N.A.	Athenahealth Inc., L + 4.50%, 02/11/26	1M US L + 1.25%	2,076,135	15,544
Citibank, N.A.	Avaya Inc., L + 4.25%, 12/15/24	1M US L + 1.25%	48,065	3,361
Citibank, N.A.	Ball Metalpack Finco LLC, 3M US L + 4.50%, 4.73%, 07/31/25	1M US L + 1.25%	389,364	6,589
Citibank, N.A.	Bausch Health Cos. Inc., 1M US L + 3.00%, 3.15%, 06/02/25	1M US L + 1.25%	1,486,225	12,026
Citibank, N.A.	Boxer Parent Company Inc., 1M US L + 4.25%, 4.40%, 10/02/25	1M US L + 1.25%	2,048,849	16,139
Citibank, N.A.	BWay Holding Company, 3M US L + 3.25%, 3.48%, 04/03/24	1M US L + 1.25%	2,550,953	32,735
Citibank, N.A.	Caesars Resort Collection LLC, 1M US L + 2.75%, 2.90%, 12/23/24	1M US L + 1.25%	2,318,258	12,925
Citibank, N.A.	Cardinal Parent Inc., 3M US L + 4.50%, 5.25%, 11/12/27	1M US L + 1.25%	742,648	4,220
Citibank, N.A.	Carrols Restaurant Group Inc., 1M US L + 3.25%, 3.44%, 04/30/26	1M US L + 1.25%	1,019,707	12,294
Citibank, N.A.	Cast & Crew Payroll LLC, 1M US L + 3.75%, 3.90%, 02/09/26	1M US L + 1.25%	694,856	40,477
Citibank, N.A.	Castle US Holding Corp., 3M US L + 3.75%, 4.00%, 01/29/27	1M US L + 1.25%	955,340	35,966
Citibank, N.A.	Claros Mortgage Trust Inc., 1M US L + 5.00%, 6.00%, 08/09/26(b)	1M US L + 1.25%	2,014,509	76,254
Citibank, N.A.	Cohu Inc., L + 3.00%, 10/01/25	1M US L + 1.25%	485,220	9,225
Citibank, N.A.	Commercial Vehicle Group Inc., L + 10.50%, 04/12/23	1M US L + 1.25%	215,249	2,834
Citibank, N.A.	Connect Finco SARL, 1M US L + 4.50%, 5.50%, 12/11/26	1M US L + 1.25%	1,431,264	81,490
Citibank, N.A.	Cornerstone OnDemand Inc., 1M US L + 4.25%, 4.39%, 04/22/27	1M US L + 1.25%	325,715	13,441
Citibank, N.A.	Crosby US Acquisition Corp., 1M US L + 4.75%, 4.89%, 06/26/26	1M US L + 1.25%	463,354	1,565
Citibank, N.A.	CSC Holdings LLC, 1M US L + 2.50%, 2.66%, 04/15/27	1M US L + 1.25%	1,131,373	3,870
Citibank, N.A.	Curium BidCo S.a r.l., L + 4.25%, 10/27/27	1M US L + 1.25%	698,130	3,285
Citibank, N.A.	Dentalcorp Health Services ULC, 1M US L + 3.75%, 4.75%, 06/06/25	1M US L + 1.25%	1,098,970	422

See Notes to Consolidated Financial Statements.

32	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Credit Fund	Consolidated Schedule of Investments

December 31, 2020

TOTAL RETURN SWAP CONTRACTS(a) (continued)

Counterparty	Fund Receives	Fund Pays	Notional Amount	Unrealized Appreciation/ (Depreciation)
Citibank, N.A.	E.W. Scripps Company, L + 3.00%, 12/15/27	1M US L + 1.25%	$457,631	$2,365
Citibank, N.A.	Endo Luxembourg Finance Co. I SARL, 3M US L + 4.25%, 5.00%, 04/29/24	1M US L + 1.25%	1,934,067	53,453
Citibank, N.A.	Excelitas Technologies Corp., 3M US L + 3.50%, 4.50%, 12/02/24	1M US L + 1.25%	493,371	2,703
Citibank, N.A.	Eyemart Express LLC, 1M US L + 3.00%, 4.00%, 08/04/24	1M US L + 1.25%	1,082,832	4,139
Citibank, N.A.	Froneri International Ltd., 1M US L + 2.25%, 2.40%, 01/29/27	1M US L + 1.25%	960,468	33,348
Citibank, N.A.	Genesis Care Finance Pty Ltd., L + 5.00%, 05/14/27	1M US L + 1.25%	359,621	1,459
Citibank, N.A.	Getty Images Inc., 1M US L + 4.50%, 4.69%, 02/19/26	1M US L + 1.25%	952,272	38,767
Citibank, N.A.	GHX Ultimate Parent Corp., 3M US L + 3.25%, 4.25%, 06/28/24	1M US L + 1.25%	673,476	5,659
Citibank, N.A.	Global Education Management Systems Establishment, 6M US L + 5.00%, 6.00%, 07/31/26	1M US L + 1.25%	488,860	15,699
Citibank, N.A.	Golden State Buyer Inc., 1M US L + 4.75%, 5.50%, 06/21/26	1M US L + 1.25%	1,481,337	7,322
Citibank, N.A.	Granite Acquisition Inc., 1M US L + 3.75%, 4.75%, 09/19/22	1M US L + 1.25%	467,855	6,451
Citibank, N.A.	Harbor Freight Tools USA Inc., 1M US L + 3.25%, 4.00%, 10/19/27	1M US L + 1.25%	2,129,650	32,949
Citibank, N.A.	Hargray Communications Group Inc., 1M US L + 3.00%, 4.00%, 05/16/24	1M US L + 1.25%	1,252,419	16,016
Citibank, N.A.	Hayward Industries Inc., 1M US L + 3.50%, 3.65%, 08/05/24	1M US L + 1.25%	2,072,839	10,432
Citibank, N.A.	Hub International Ltd., 3M US L + 2.75%, 2.96%, 04/25/25	1M US L + 1.25%	1,620,219	20,846
Citibank, N.A.	Informatica LLC, 1M US L + 3.25%, 3.40%, 02/25/27	1M US L + 1.25%	953,197	36,949
Citibank, N.A.	Inmar Inc., 3M US L + 4.00%, 5.00%, 05/01/24	1M US L + 1.25%	593,690	28,332
Citibank, N.A.	IRB Holding Corp., 3M US L + 2.75%, 3.75%, 02/05/25	1M US L + 1.25%	1,174,652	13,089
Citibank, N.A.	Kronos Acquisition Holdings Inc., L + 4.50%, 12/22/26	1M US L + 1.25%	663,864	9,067
Citibank, N.A.	LTI Holdings Inc., 1M US L + 3.50%, 3.65%, 09/06/25	1M US L + 1.25%	1,485,443	65,322
Citibank, N.A.	MA FinanceCo. LLC, 1M US L + 2.75%, 2.90%, 06/21/24	1M US L + 1.25%	71,386	41
Citibank, N.A.	Masergy Holdings Inc., 3M US L + 3.25%, 4.25%, 12/15/23	1M US L + 1.25%	1,437,831	15,264
Citibank, N.A.	Mavenir Systems Inc., L + 6.00%, 05/08/25	1M US L + 1.25%	237,401	905
Citibank, N.A.	Mavis Tire Express Services Corp., 3M US L + 3.25%, 3.50%, 03/20/25	1M US L + 1.25%	1,215,492	14,182
Citibank, N.A.	Messer Industries USA Inc., 3M US L + 2.50%, 2.75%, 03/02/26	1M US L + 1.25%	1,209,156	35,480
Citibank, N.A.	MH Sub I LLC, 1M US L + 3.50%, 3.65%, 09/13/24	1M US L + 1.25%	1,680,396	8,794
Citibank, N.A.	Midas Intermediate Holdco II LLC, 3M US L + 6.75%, 7.50%, 12/22/25	1M US L + 1.25%	975,539	32,921
Citibank, N.A.	National Mentor Holdings Inc., L + 4.25%, 03/09/26	1M US L + 1.25%	641,285	4,996
Citibank, N.A.	National Mentor Holdings Inc., L + 4.25%, 03/09/26	1M US L + 1.25%	29,273	217
Citibank, N.A.	Northwest Fiber LLC, 1M US L + 5.50%, 5.65%, 04/30/27	1M US L + 1.25%	649,822	32,542
Citibank, N.A.	Nouryon Finance B.V., 1M US L + 3.00%, 3.15%, 10/01/25	1M US L + 1.25%	1,697,741	12,971
Citibank, N.A.	Oxbow Carbon LLC, 1M US L + 4.25%, 5.00%, 10/17/25	1M US L + 1.25%	1,469,531	31,708
Citibank, N.A.	Parexel International Corp., 1M US L + 2.75%, 2.90%, 09/27/24	1M US L + 1.25%	1,864,520	10,031
Citibank, N.A.	Pathway Vet Alliance LLC, 1M US L + 4.00%, 4.15%, 03/31/27	1M US L + 1.25%	18,575	455
Citibank, N.A.	Pathway Vet Alliance LLC, 1M US L + 4.00%, 4.15%, 03/31/27	1M US L + 1.25%	228,654	4,558
Citibank, N.A.	Pearl Intermediate Parent LLC, 1M US L + 2.75%, 2.90%, 02/14/25	1M US L + 1.25%	1,449,049	6,608
Citibank, N.A.	Plaskolite PPC Intermediate II LLC, 6M US L + 4.25%, 5.25%, 12/15/25	1M US L + 1.25%	670,849	16,416
Citibank, N.A.	Playpower Inc., L + 5.50%, 05/08/26	1M US L + 1.25%	937,215	25,235
Citibank, N.A.	Pro Mach Group Inc., 1M US L + 2.75%, 2.90%, 03/07/25	1M US L + 1.25%	1,831,042	25,390
Citibank, N.A.	Project Alpha Intermediate Holding Inc., 3M US L + 3.50%, 4.50%, 04/26/24	1M US L + 1.25%	272,260	1,399
Citibank, N.A.	Project Boost Purchaser LLC, 1M US L + 3.50%, 3.65%, 06/01/26	1M US L + 1.25%	1,426,501	825
Citibank, N.A.	QUIKRETE Holdings Inc., 1M US L + 2.50%, 2.65%, 02/01/27	1M US L + 1.25%	1,523,552	27,589
Citibank, N.A.	Radiate HoldCo LLC, L + 3.50%, 09/25/26	1M US L + 1.25%	865,965	20,678
Citibank, N.A.	Recess Holdings Inc., 3M US L + 3.75%, 4.75%, 09/30/24	1M US L + 1.25%	1,888,109	41,888
Citibank, N.A.	Recorded Books Inc., L + 4.25%, 08/29/25	1M US L + 1.25%	329,884	3,266
Citibank, N.A.	Recorded Books Inc. Incremental Term Loan Facility, L + 4.25%, 08/29/25	1M US L + 1.25%	1,274,474	18,204
Citibank, N.A.	Research Now Group Inc., 3M US L + 5.50%, 6.50%, 12/20/24	1M US L + 1.25%	1,893,373	94,646
Citibank, N.A.	Revint Intermediate II LLC, 1M US L + 5.00%, 5.75%, 10/15/27	1M US L + 1.25%	1,124,465	3,475
Citibank, N.A.	Robertshaw US Holding Corp., L + 3.50%, 02/28/25(c)	1M US L + 1.25%	669,297	40,088
Citibank, N.A.	Scientific Games International Inc., 1M US L + 2.75%, 2.90%, 08/14/24	1M US L + 1.25%	2,180,839	64,270
Citibank, N.A.	Seattle SpinCo Inc., 1M US L + 2.75%, 2.90%, 06/21/24	1M US L + 1.25%	482,085	281

See Notes to Consolidated Financial Statements.

Annual Report | December 31, 2020	33

Griffin Institutional Access Credit Fund	Consolidated Schedule of Investments

December 31, 2020

TOTAL RETURN SWAP CONTRACTS(a) (continued)
Counterparty	Fund Receives	Fund Pays	Notional Amount	Unrealized Appreciation/ (Depreciation)
Citibank, N.A.	Sigma Holdco B.V., 6M US L + 3.00%, 3.37%, 07/02/25	1M US L + 1.25%	$1,936,872	$53,865
Citibank, N.A.	Sophia LP, 3M US L + 3.75%, 4.50%, 10/07/27	1M US L + 1.25%	1,445,352	16,652
Citibank, N.A.	SRS Distribution Inc., 1M US L + 3.00%, 3.15%, 05/23/25	1M US L + 1.25%	1,627,908	43,310
Citibank, N.A.	SS&C Technologies Holdings Inc., 1M US L + 1.75%, 1.90%, 04/16/25	1M US L + 1.25%	848,908	6,071
Citibank, N.A.	SS&C Technologies Holdings Inc., 1M US L + 1.75%, 1.90%, 04/16/25	1M US L + 1.25%	656,869	4,683
Citibank, N.A.	Tempo Acquisition LLC, 1M US L + 3.25%, 3.75%, 11/02/26	1M US L + 1.25%	1,484,614	13,470
Citibank, N.A.	TGG TS Acquisition Co., 1M US L + 6.50%, 6.65%, 12/14/25	1M US L + 1.25%	457,539	2,467
Citibank, N.A.	Titan Acquisitionco New Zealand Ltd., L + 4.00%, 05/01/26	1M US L + 1.25%	473,112	3,468
Citibank, N.A.	Traverse Midstream Partners LLC, 1M US L + 5.50%, 6.50%, 09/27/24	1M US L + 1.25%	193,906	7,208
Citibank, N.A.	Trident TPI Holdings Inc., 3M US L + 3.00%, 4.00%, 10/17/24	1M US L + 1.25%	545,819	13,395
Citibank, N.A.	Truck Hero Inc., 1M US L + 3.75%, 3.90%, 04/22/24	1M US L + 1.25%	1,767,599	54,492
Citibank, N.A.	US Radiology Specialists Inc., L + 5.50%, 12/15/27	1M US L + 1.25%	1,754,438	29,140
Citibank, N.A.	Vectra Co., 1M US L + 3.25%, 3.40%, 03/08/25	1M US L + 1.25%	1,213,183	4,421
Citibank, N.A.	VICI Properties 1 LLC, 1M US L + 1.75%, 1.89%, 12/20/24	1M US L + 1.25%	962,460	29,708
Citibank, N.A.	Vungle Inc., L + 5.50%, 09/30/26	1M US L + 1.25%	761,804	3,711
Citibank, N.A.	WEX Inc., 1M US L + 2.25%, 2.40%, 05/15/26	1M US L + 1.25%	2,036,009	9,618
Citibank, N.A.	Whatabrands LLC, 1M US L + 2.75%, 2.90%, 07/31/26	1M US L + 1.25%	1,045,888	28,622
Citibank, N.A.	Zayo Group Holdings Inc., 1M US L + 3.00%, 3.15%, 03/09/27	1M US L + 1.25%	1,300,371	36,901
Citibank, N.A.	Ziggo Financing Partnership, 1M US L + 2.50%, 2.66%, 04/30/28	1M US L + 1.25%	2,318,314	11,506
Unrealized Appreciation on Total Return Swap Contracts			$110,585,756	$1,909,933

Citibank, N.A.	Alliant Holdings Intermediate LLC, 1M US L + 3.25%, 3.40%, 05/09/25	1M US L + 1.25%	$764,340	$(2,047)
Citibank, N.A.	Auris Luxembourg III SARL, 1M US L + 3.75%, 3.90%, 02/27/26	1M US L + 1.25%	1,125,987	(23,687)
Citibank, N.A.	CSC Holdings LLC, 1M US L + 2.25%, 2.41%, 07/17/25	1M US L + 1.25%	482,365	(1,910)
Citibank, N.A.	DCert Buyer Inc., 1M US L + 4.00%, 4.15%, 10/16/26	1M US L + 1.25%	498,983	(1,335)
Citibank, N.A.	Delek US Holdings Inc., 1M US L + 2.25%, 2.40%, 03/31/25	1M US L + 1.25%	1,117,449	(37,475)
Citibank, N.A.	Dynasty Acquisition Co. Inc., 3M US L + 3.50%, 3.75%, 04/06/26	1M US L + 1.25%	310,484	(9,691)
Citibank, N.A.	Dynasty Acquisition Co. Inc., 3M US L + 3.50%, 3.75%, 04/06/26	1M US L + 1.25%	166,926	(5,026)
Citibank, N.A.	Edgewater Generation LLC, 1M US L + 3.75%, 3.90%, 12/13/25	1M US L + 1.25%	673,186	(4,610)
Citibank, N.A.	Genuine Financial Holdings LLC, 1M US L + 3.75%, 3.90%, 07/11/25	1M US L + 1.25%	1,135,223	(21,919)
Citibank, N.A.	H-Food Holdings LLC, 1M US L + 3.69%, 3.83%, 05/23/25	1M US L + 1.25%	1,738,291	(1,897)
Citibank, N.A.	Level 3 Financing Inc., 1M US L + 1.75%, 1.90%, 03/01/27	1M US L + 1.25%	337,671	(4,941)
Citibank, N.A.	Lower Cadence Holdings LLC, 1M US L + 4.00%, 4.15%, 05/22/26	1M US L + 1.25%	984,920	(12,166)
Citibank, N.A.	MED ParentCo LP, 1M US L + 4.25%, 4.40%, 08/31/26	1M US L + 1.25%	792,013	(10,195)
Citibank, N.A.	MED ParentCo LP, 1M US L + 4.25%, 4.40%, 08/31/26	1M US L + 1.25%	198,279	(2,369)
Citibank, N.A.	Plaze Inc., 1M US L + 3.50%, 3.65%, 08/03/26	1M US L + 1.25%	495,000	(5,260)
Citibank, N.A.	TransDigm Inc., 1M US L + 2.25%, 2.40%, 05/30/25	1M US L + 1.25%	489,316	(4,267)
Citibank, N.A.	TransDigm Inc., 1M US L + 2.25%, 2.40%, 12/09/25	1M US L + 1.25%	1,137,511	(11,339)
Citibank, N.A.	Venator Finance SARL, 1M US L + 3.00%, 3.15%, 08/08/24	1M US L + 1.25%	1,176,859	(3,777)
Citibank, N.A.	Virgin Media Bristol LLC, 1M US L + 2.50%, 2.66%, 01/31/28	1M US L + 1.25%	502,806	(5,651)
Citibank, N.A.	Wheel Pros Inc., 1M US L + 5.25%, 6.25%, 11/09/27	1M US L + 1.25%	942,074	(31)
Unrealized Depreciation on Total Return Swap Contracts			$15,069,683	$(169,593)
Total			$125,655,439	$1,740,340

(a)	The Fund's interest in the total return swap transactions are held through a wholly-owned subsidiary of the Fund, CRDTX SPV I, LLC, a Delaware Limited Liability Company.
(b)	Security is classified as Level 3 in the Fund's fair value hierarchy (see Note 2).
(c)	$669,297 of this delayed draw term loan total return swap reference asset was undrawn as of December 31, 2020. The Consolidated Schedule of Investments records this investment at the full commitment value.

See Notes to Consolidated Financial Statements.

34	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Credit Fund	Consolidated Statement of Assets and Liabilities

December 31, 2020

ASSETS
Investments, at fair value (Cost $398,153,881)	$409,471,005
Cash collateral for total return swaps	32,314,507
Cash	25,325,642
Receivable for investments sold	13,527,197
Dividend and interest receivable	4,334,213
Receivable for shares sold	2,869,429
Foreign currency, at value (Cost $2,621,153)	2,629,037
Unrealized appreciation on total return swap contracts (Note 3)	1,909,933
Prepaid expenses and other assets	63,256
Total Assets	492,444,219
LIABILITIES
Payable for investments purchased	24,323,914
Payable for distributions to shareholders	6,892,920
Unrealized depreciation on forward
foreign currency contracts (Note 3)	1,125,373
Payable for audit and tax fees	303,500
Unrealized depreciation on total return swap contracts (Note 3)	169,593
Payable for administration fees (Note 4)	154,646
Payable to broker on total return swaps	105,706
Payable for compliance service fees (Note 4)	83,330
Payable for investment advisory fees (Note 4)	69,475
Payable for custody fees	63,335
Payable for income tax expense	63,113
Payable for distribution fees (Note 4)	41,458
Payable for trustees' fees (Note 4)	33,750
Payable for shareholder servicing fees (Note 4)	32,109
Payable for transfer agency fees (Note 4)	27,025
Payable for legal fees	14,557
Accrued expenses and other liabilities	298,379
Total Liabilities	33,802,183
NET ASSETS	$458,642,036
NET ASSETS CONSIST OF
Paid-in capital	$467,954,583
Total accumulated deficit	(9,312,547)
NET ASSETS	$458,642,036

See Notes to Consolidated Financial Statements.

Annual Report | December 31, 2020	35

Griffin Institutional Access Credit Fund	Consolidated Statement of Assets and Liabilities

December 31, 2020

PRICING OF SHARES
Class A:
Net asset value	$24.06
Net assets	$81,766,372
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	3,398,258
Maximum offering price per share ((NAV/0.9425), based on maximum sales charge of 5.75% of the offering price)	$25.53
Class C:
Net asset value and maximum offering price	$24.06
Net assets	$62,888,864
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	2,613,584
Class I:
Net asset value and maximum offering price	$24.06
Net assets	$279,376,211
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	11,610,519
Class L:
Net asset value	$24.05
Net assets	$11,606,441
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	482,514
Maximum offering price per share ((NAV/0.9575), based on maximum sales charge of 4.25% of the offering price)	$25.12
Class F:
Net asset value and maximum offering price	$24.07
Net assets	$23,004,148
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	955,874

See Notes to Consolidated Financial Statements.

36	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Credit Fund	Consolidated Statement of Operations

For the Year Ended December 31, 2020
INVESTMENT INCOME
Interest income	$27,062,310
Dividend Income	639,301
Total Investment Income	27,701,611

EXPENSES
Investment advisory fees (Note 4)	7,487,237
Administration fees (Note 4)	750,835
Transfer agency fees (Note 4)	208,668
Shareholder servicing fees (Note 4):
Class A	178,195
Class C	137,746
Class L	19,890
Distribution fees (Note 4):
Class C	413,237
Class L	19,890
Legal fees	395,729
Audit and tax fees	313,000
Reports to shareholders and printing fees	241,706
Compliance service fees (Note 4)	214,399
Trustees' fees (Note 4)	137,411
Custody fees	131,053
State registration fees	80,753
Insurance fees	51,834
Income tax expense	41,300
Other expenses	231,234
Total Expenses	11,054,117
Fees waived/expenses reimbursed by Adviser (Note 4)	(5,995,412)
Net Expenses	5,058,705
Net Investment Income	22,642,906
NET REALIZED LOSS AND UNREALIZED APPRECIATION ON INVESTMENTS, TOTAL RETURN SWAPS, FORWARD FOREIGN CURRENCY TRANSACTIONS AND TRANSLATIONS OF ASSETS AND LIABILITIES DENOMINATED IN FOREIGN CURRENCIES
Net realized loss on investments	(13,031,723)
Net realized loss on total return swap contracts	(4,737,326)
Net realized loss on forward foreign currency transactions	(2,635,851)
Net realized gain on foreign currency translation	65,630
Net realized loss	(20,339,270)
Net change in unrealized appreciation on investments	12,653,810
Net change in unrealized appreciation on total return swap contracts	492,226
Net change in unrealized depreciation on forward foreign currency transactions	(775,640)
Net change in unrealized depreciation on translation of assets and liabilities denominated in foreign currencies	(99,012)
Net change in unrealized appreciation	12,271,384
NET REALIZED LOSS AND UNREALIZED APPRECIATION ON INVESTMENTS, TOTAL RETURN SWAPS, FORWARD FOREIGN CURRENCY TRANSACTIONS AND TRANSLATIONS OF ASSETS AND LIABILITIES DENOMINATED IN FOREIGN CURRENCIES	(8,067,886)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$14,575,020

See Notes to Consolidated Financial Statements.

Annual Report | December 31, 2020	37

Griffin Institutional Access Credit Fund	Consolidated Statements of Changes in Net Assets

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
OPERATIONS:
Net investment income	$22,642,906	$18,223,066
Net realized gain/(loss)	(20,339,270)	1,365,655
Net change in unrealized appreciation	12,271,384	8,433,736
Net Increase in Net Assets Resulting from Operations	14,575,020	28,022,457
DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From distributable earnings	(4,548,252)	(3,317,970)
Class C
From distributable earnings	(3,514,776)	(2,252,164)
Class I
From distributable earnings	(15,797,435)	(11,833,166)
Class L
From distributable earnings	(506,895)	(219,150)
Class F
From distributable earnings	(1,464,078)	(1,850,503)
Total Distributions to Shareholders	(25,831,436)	(19,472,953)
BENEFICIAL INTEREST TRANSACTIONS, IN DOLLARS:
Class A
Shares sold	24,252,680	38,038,611
Distributions reinvested	2,250,493	1,411,775
Shares redeemed (Note 7)	(6,875,941)	(4,777,404)
Exchanged out	(1,996,649)	(1,458,696)
Class C
Shares sold	17,286,912	30,439,390
Distributions reinvested	1,565,614	1,109,412
Shares redeemed (Note 7)	(3,387,260)	(1,375,198)
Exchanged out	(695,624)	(107,965)
Class I
Shares sold	106,478,079	124,903,028
Distributions reinvested	6,223,157	4,638,141
Shares redeemed (Note 7)	(65,399,571)	(17,518,952)
Exchanged in	2,823,458	1,566,661
Class L
Shares sold	5,929,447	3,529,683
Distributions reinvested	262,833	122,699
Shares redeemed (Note 7)	(59,546)	(44,603)
Exchanged out	(131,185)	–
Class F
Distributions reinvested	206,017	351,903
Shares redeemed (Note 7)	(2,251,552)	(2,194,872)
Net Increase in Net Assets Derived from Beneficial Interest Transactions	86,481,362	178,633,613
Net increase in net assets	75,224,946	187,183,117
NET ASSETS:
Beginning of year	383,417,090	196,233,973
End of year	$458,642,036	$383,417,090

See Notes to Consolidated Financial Statements.

38	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Credit Fund	Consolidated Statements of Changes in Net Assets

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
Other Information
BENEFICIAL INTEREST TRANSACTIONS, IN SHARES:
Class A
Beginning shares	2,648,784	1,305,814
Shares sold	1,035,770	1,538,935
Distributions reinvested	99,688	56,950
Shares redeemed (Note 7)	(298,718)	(194,058)
Exchanged out	(87,266)	(58,857)
Net increase in shares outstanding	749,474	1,342,970
Ending shares	3,398,258	2,648,784
Class C
Beginning shares	1,971,838	753,530
Shares sold	749,031	1,233,805
Distributions reinvested	70,005	44,746
Shares redeemed (Note 7)	(146,721)	(55,885)
Exchanged out	(30,569)	(4,358)
Net increase in shares outstanding	641,746	1,218,308
Ending shares	2,613,584	1,971,838
Class I
Beginning shares	9,517,341	4,919,684
Shares sold	4,568,601	5,056,931
Distributions reinvested	276,586	187,067
Shares redeemed (Note 7)	(2,875,615)	(709,556)
Exchanged in	123,606	63,215
Net increase in shares outstanding	2,093,178	4,597,657
Ending shares	11,610,519	9,517,341
Class L
Beginning shares	222,486	76,255
Shares sold	256,706	143,071
Distributions reinvested	11,677	4,950
Shares redeemed (Note 7)	(2,584)	(1,790)
Exchanged out	(5,771)	–
Net increase in shares outstanding	260,028	146,231
Ending shares	482,514	222,486
Class F
Beginning shares	1,042,940	1,117,837
Distributions reinvested	9,472	14,192
Shares redeemed (Note 7)	(96,538)	(89,089)
Net decrease in shares outstanding	(87,066)	(74,897)
Ending shares	955,874	1,042,940

See Notes to Consolidated Financial Statements.

Annual Report | December 31, 2020	39

Griffin Institutional Access Credit Fund	Consolidated Statement of Cash Flows

For the Year Ended December 31, 2020
Operating Activities:
Net increase in net assets resulting from operations	$14,575,020
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchase of investments	(422,636,232)
Proceeds from sale of investments	348,092,824
Net realized loss on investments	13,031,723
Net change in unrealized appreciation(depreciation) on investments	(12,653,810)
Net unrealized appreciation on total return swap contracts	(492,226)
Net unrealized depreciation on forward foreign currency contracts	775,640
Amortization and accretion of discounts and premiums, net	(1,301,317)
PIK dividends and interest	(252,047)
Change in operating assets and liabilities:
Dividend and interest receivables	(1,008,519)
Receivable due from adviser	171,471
Receivable on total return swaps	18,530
Prepaid expenses and other assets	(54,501)
Payable for investment advisory fees	69,475
Payable for distribution fees	10,760
Payable for shareholder servicing fees	7,876
Payable for transfer agency fees	(43,575)
Payable for administration fees	(5,075)
Payable for trustees' fees	4,066
Payable for legal fees	(54,225)
Payable for audit and tax fees	(71,000)
Payable for custody fees	18,080
Payable for compliance service fees	16,742
Payable to broker on total return swaps	(9,265)
Payable for income tax expense	(40,504)
Payable for insurance fees	(5,640)
Accrued expenses and other liabilities	127,479
Net cash used in operating activities	(61,708,250)

Financing Activities:
Proceeds from shares sold	155,921,119
Cost of shares redeemed	(77,973,870)
Distributions paid to shareholders	(14,242,604)
Net cash provided by financing activities	63,704,645
Effect of exchange rates on cash	(62,413)

Cash and cash equivalents, beginning of year	$58,335,204
Cash and cash equivalents, end of year	$60,269,186

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Non-cash financing activities not included herein consist of reinvestment of distributions of:	$10,508,114

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE BEGINNING OF YEAR TO THE STATEMENT OF ASSETS AND LIABILITIES
Cash	31,104,210
Cash collateral for total return swaps	27,230,994
RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE END OF YEAR TO THE STATEMENT OF ASSETS AND LIABILITIES
Cash	27,954,679
Cash collateral for total return swaps	32,314,507

See Notes to Consolidated Financial Statements.

40	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Credit Fund – Class A	Consolidated Financial Highlights

For a Share Outstanding Throughout the Period Presented

	For the Year Ended December 31, 2020		For the Year Ended December 31, 2019		For the Year Ended December 31, 2018		For the Period April 3, 2017 (Commencement of Operations) to December 31, 2017
Net asset value, beginning of period	$24.89		$24.01		$25.30		$25.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	1.28		1.59		1.52		0.92
Net realized and unrealized gain/(loss)	(0.65)		1.01		(1.27)		0.16
Total from investment operations	0.63		2.60		0.25		1.08

DISTRIBUTIONS:
From net investment income(b)	(1.46)		(1.72)		(1.54)		(0.78)
Total distributions	(1.46)		(1.72)		(1.54)		(0.78)

Net increase/(decrease) in net asset value	(0.83)		0.88		(1.29)		0.30
Net asset value, end of period	$24.06		$24.89		$24.01		$25.30
TOTAL RETURN(c)	3.16%		11.04%		0.93%		4.38%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$81,766		$65,930		$31,350		$14,581
Ratios to Average Net Assets
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.79%		2.97%		3.32%		5.15	%(d)(e)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.25	%(f)	0.54	%(f)	0	%(g)	0	%(g)
Ratio of net investment income to average net assets	5.59%		6.45%		6.09%		4.86	%(d)

Portfolio turnover rate(h)	98%		72%		56%		48%

(a)	Calculated using the average shares method.
(b)	Distributions are based on a daily accrual of net investment income which will vary based on investment yields and daily shares outstanding (see Note 6).
(c)	Total returns are for the year indicated and do not reflect the impact of the applicable sales charge. Total returns would have been lower had certain expenses not been waived or recouped by the Adviser during the year. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Annualized.
(e)	The gross expense ratio included non-recurring organizational costs.
(f)	For the period of January 1, 2019 to August 25, 2019 the Adviser voluntarily absorbed all of the operating expenses of the Fund. For the period of August 26, 2019 to December 31, 2020, the Adviser voluntarily absorbed operating expenses of the Fund in excess of 1.25% of net assets. In the absence of the election by the Fund’s investment adviser to bear certain of the Fund’s operating expenses, the ratio of expenses to average net assets including fee waivers and reimbursements would have been higher.
(g)	The Adviser voluntarily absorbed all of the operating expenses of the Fund during the period. In the absence of the election by the Fund’s investment adviser to bear all of the Fund’s operating expenses, the ratio of expenses to average net assets including fee waivers and reimbursements would have been higher.
(h)	Portfolio turnover rate for periods less than one full year has not been annualized and is calculated at the Fund level.

See Notes to Consolidated Financial Statements.

Annual Report | December 31, 2020	41

Griffin Institutional Access Credit Fund – Class C	Consolidated Financial Highlights

For a Share Outstanding Throughout the Period Presented

	For the Year Ended December 31, 2020		For the Year Ended December 31, 2019		For the Year Ended December 31, 2018		For the Period April 3, 2017 (Commencement of Operations) to December 31, 2017
Net asset value, beginning of period	$24.89		$24.01		$25.30		$25.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	1.28		1.58		1.52		0.91
Net realized and unrealized gain/(loss)	(0.65)		1.02		(1.27)		0.17
Total from investment operations	0.63		2.60		0.25		1.08

DISTRIBUTIONS:
From net investment income(b)	(1.46)		(1.72)		(1.54)		(0.78)
Total distributions	(1.46)		(1.72)		(1.54)		(0.78)

Net increase/(decrease) in net asset value	(0.83)		0.88		(1.29)		0.30
Net asset value, end of period	$24.06		$24.89		$24.01		$25.30
TOTAL RETURN(c)	3.16%		11.04%		0.94%		4.37%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$62,889		$49,083		$18,091		$6,681
Ratios to Average Net Assets
Ratio of expenses to average net assets excluding fee waivers and reimbursements	3.54%		3.73%		4.07%		6.25	%(d)(e)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.25	%(f)	0.56	%(f)	0	%(g)	0	%(g)
Ratio of net investment income to average net assets	5.59%		6.41%		6.12%		4.83	%(d)

Portfolio turnover rate(h)	98%		72%		56%		48%

(a)	Calculated using the average shares method.

(b)	Distributions are based on a daily accrual of net investment income which will vary based on investment yields and daily shares outstanding (see Note 6).
(c)	Total returns are for the year indicated and do not reflect the impact of the applicable sales charge. Total returns would have been lower had certain expenses not been waived or recouped by the Adviser during the year. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Annualized.
(e)	The gross expense ratio included non-recurring organizational costs.
(f)	For the period of January 1, 2019 to August 25, 2019 the Adviser voluntarily absorbed all of the operating expenses of the Fund. For the period of August 26, 2019 to December 31, 2020, the Adviser voluntarily absorbed operating expenses of the Fund in excess of 1.25% of net assets. In the absence of the election by the Fund’s investment adviser to bear certain of the Fund’s operating expenses, the ratio of expenses to average net assets including fee waivers and reimbursements would have been higher.
(g)	The Adviser voluntarily absorbed all of the operating expenses of the Fund during the period. In the absence of the election by the Fund’s investment adviser to bear all of the Fund’s operating expenses, the ratio of expenses to average net assets including fee waivers and reimbursements would have been higher.
(h)	Portfolio turnover rate for periods less than one full year has not been annualized and is calculated at the Fund level.

See Notes to Consolidated Financial Statements.

42	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Credit Fund – Class I	Consolidated Financial Highlights

For a Share Outstanding Throughout the Period Presented

	For the Year Ended December 31, 2020		For the Year Ended December 31, 2019		For the Year Ended December 31, 2018		For the Period April 3, 2017 (Commencement of Operations) to December 31, 2017
Net asset value, beginning of period	$24.89		$24.01		$25.30		$25.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	1.28		1.59		1.52		0.90
Net realized and unrealized gain/(loss)	(0.65)		1.01		(1.27)		0.19
Total from investment operations	0.63		2.60		0.25		1.09

DISTRIBUTIONS:
From net investment income(b)	(1.46)		(1.72)		(1.54)		(0.79)
Total distributions	(1.46)		(1.72)		(1.54)		(0.79)

Net increase/(decrease) in net asset value	(0.83)		0.88		(1.29)		0.30
Net asset value, end of period	$24.06		$24.89		$24.01		$25.30
TOTAL RETURN(c)	3.16%		11.04%		0.95%		4.38%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$279,376		$236,901		$118,119		$42,593
Ratios to Average Net Assets
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.54%		2.72%		3.07%		5.62	%(d)(e)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.25	%(f)	0.54	%(f)	0	%(g)	0	%(g)
Ratio of net investment income to average net assets	5.60%		6.44%		6.12%		4.78	%(d)

Portfolio turnover rate(h)	98%		72%		56%		48%

(a)	Calculated using the average shares method.

(b)	Distributions are based on a daily accrual of net investment income which will vary based on investment yields and daily shares outstanding (see Note 6).
(c)	Total returns are for the year indicated and do not reflect the impact of the applicable sales charge. Total returns would have been lower had certain expenses not been waived or recouped by the Adviser during the year. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Annualized.
(e)	The gross expense ratio included non-recurring organizational costs.
(f)	For the period of January 1, 2019 to August 25, 2019 the Adviser voluntarily absorbed all of the operating expenses of the Fund. For the period of August 26, 2019 to December 31, 2020, the Adviser voluntarily absorbed operating expenses of the Fund in excess of 1.25% of net assets. In the absence of the election by the Fund’s investment adviser to bear certain of the Fund’s operating expenses, the ratio of expenses to average net assets including fee waivers and reimbursements would have been higher.
(g)	The Adviser voluntarily absorbed all of the operating expenses of the Fund during the period. In the absence of the election by the Fund’s investment adviser to bear all of the Fund’s operating expenses, the ratio of expenses to average net assets including fee waivers and reimbursements would have been higher.

(h)	Portfolio turnover rate for periods less than one full year has not been annualized and is calculated at the Fund level.

See Notes to Consolidated Financial Statements.

Annual Report | December 31, 2020	43

Griffin Institutional Access Credit Fund – Class L	Consolidated Financial Highlights

For a Share Outstanding Throughout the Period Presented

	For the Year Ended December 31, 2020		For the Year Ended December 31, 2019		For the Year Ended December 31, 2018		For the Period September 5, 2017 (Commencement of Operations) to December 31, 2017
Net asset value, beginning of period	$24.89		$24.01		$25.30		$25.21

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	1.28		1.57		1.53		0.40
Net realized and unrealized gain/(loss)	(0.66)		1.03		(1.28)		0.06
Total from investment operations	0.62		2.60		0.25		0.46

DISTRIBUTIONS:
From net investment income(b)	(1.46)		(1.72)		(1.54)		(0.37)
Total distributions	(1.46)		(1.72)		(1.54)		(0.37)

Net increase/(decrease) in net asset value	(0.84)		0.88		(1.29)		0.09
Net asset value, end of period	$24.05		$24.89		$24.01		$25.30
TOTAL RETURN(c)	3.13%		11.05%		0.94%		1.84%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$11,606		$5,537		$1,831		$520
Ratios to Average Net Assets
Ratio of expenses to average net assets excluding fee waivers and reimbursements	3.05%		3.19%		3.45%		4.17	%(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.25	%(e)	0.59	%(e)	0	%(f)	0	%(f)
Ratio of net investment income to average net assets	5.58%		6.38%		6.14%		4.88	%(d)

Portfolio turnover rate(g)	98%		72%		56%		48%

(a)	Calculated using the average shares method.

(b)	Distributions are based on a daily accrual of net investment income which will vary based on investment yields and daily shares outstanding (see Note 6).
(c)	Total returns are for the years or period indicated and do not reflect the impact of the applicable sales charge. Total returns would have been lower had certain expenses not been waived or recouped by the Adviser during the years or period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Annualized.
(e)	For the period of January 1, 2019 to August 25, 2019 the Adviser voluntarily absorbed all of the operating expenses of the Fund. For the period of August 26, 2019 to December 31, 2020, the Adviser voluntarily absorbed operating expenses of the Fund in excess of 1.25% of net assets. In the absence of the election by the Fund’s investment adviser to bear certain of the Fund’s operating expenses, the ratio of expenses to average net assets including fee waivers and reimbursements would have been higher.
(f)	The Adviser voluntarily absorbed all of the operating expenses of the Fund during the period. In the absence of the election by the Fund’s investment adviser to bear all of the Fund’s operating expenses, the ratio of expenses to average net assets including fee waivers and reimbursements would have been higher.
(g)	Portfolio turnover rate for periods less than one full year has not been annualized and is calculated at the Fund level.

See Notes to Consolidated Financial Statements.

44	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Credit Fund – Class F	Consolidated Financial Highlights

For a Share Outstanding Throughout the Period Presented

	For the Year Ended December 31, 2020		For the Year Ended December 31, 2019		For the Year Ended December 31, 2018		For the Period September 25, 2017 (Commencement of Operations) to December 31, 2017
Net asset value, beginning of period	$24.90		$24.01		$25.30		$25.25

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	1.28		1.63		1.50		0.32
Net realized and unrealized gain/(loss)	(0.65)		0.97		(1.26)		0.03
Total from investment operations	0.63		2.60		0.24		0.35

DISTRIBUTIONS:
From net investment income(b)	(1.46)		(1.71)		(1.53)		(0.30)
Total distributions	(1.46)		(1.71)		(1.53)		(0.30)

Net increase/(decrease) in net asset value	(0.83)		0.89		(1.29)		0.05
Net asset value, end of period	$24.07		$24.90		$24.01		$25.30
TOTAL RETURN(c)	3.15%		11.06%		0.91%		1.41%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$23,004		$25,965		$26,843		$38,254
Ratios to Average Net Assets
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.54%		2.70%		3.03%		3.27	%(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.25	%(e)	0.43	%(e)	0	%(f)	0	%(f)
Ratio of net investment income to average net assets	5.60%		6.58%		5.99%		4.85	%(d)

Portfolio turnover rate(g)	98%		72%		56%		48%

(a)	Calculated using the average shares method.

(b)	Distributions are based on a daily accrual of net investment income which will vary based on investment yields and daily shares outstanding (see Note 6).
(c)	Total returns are for the year indicated. Total returns would have been lower had certain expenses not been waived or recouped by the Adviser during the year. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Annualized.
(e)	For the period of January 1, 2019 to August 25, 2019 the Adviser voluntarily absorbed all of the operating expenses of the Fund. For the period of August 26, 2019 to December 31, 2020, the Adviser voluntarily absorbed operating expenses of the Fund in excess of 1.25% of net assets. In the absence of the election by the Fund's investment adviser to bear certain of the Fund's operating expenses, the ratio of expenses to average net assets including fee waivers and reimbursements would have been higher.
(f)	The Adviser voluntarily absorbed all of the operating expenses of the Fund during the period. In the absence of the election by the Fund's investment adviser to bear all of the Fund's operating expenses, the ratio of expenses to average net assets including fee waivers and reimbursements would have been higher.
(g)	Portfolio turnover rate for periods less than one full year has not been annualized and is calculated at the Fund level.

See Notes to Consolidated Financial Statements.

Annual Report | December 31, 2020	45

Griffin Institutional Access Credit Fund	Notes to Consolidated Financial Statements

December 31, 2020

1. ORGANIZATION

Griffin Institutional Access Credit Fund (the “Fund”) is registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company. The Fund was organized as a statutory trust on April 5, 2016 under the laws of the State of Delaware. The Fund commenced operations on April 3, 2017 and is authorized to issue an unlimited number of shares with no par value. The Fund engages in a continuous offering of shares and operates as an interval fund that offers quarterly repurchases of shares at net asset value. The Fund’s investment adviser is Griffin Capital Credit Advisor, LLC (the “Adviser”), and BCSF Advisors, LP (the “Sub-Adviser”), an affiliate of Bain Capital Credit, LP, serves as the Fund’s sub-adviser. Both the Adviser and Sub-Adviser are registered as investment advisers with the SEC pursuant to the provisions of the Investment Advisers Act of 1940, as amended. The investment objective of the Fund is to generate a return comprised of both current income and capital appreciation with an emphasis on current income with low volatility and low correlation to the broader markets. The Fund pursues its investment objective by investing in a range of secured and unsecured debt obligations, which may be syndicated, consisting of U.S. high yield securities, global high yield securities, direct lending investments including direct originated debt obligations, collateralized loan obligations (“CLOs”), and other fixed-income and fixed-income related securities. The portfolio may consist of high yield bonds and bank loans, equity securities, CLOs, and direct lending investments, which may include senior direct lending (“SDL”) as well as subordinate and unitranche direct lending. The Fund may also acquire warrants and other equity interests through its direct lending activities. The portfolio may also consist of, to a lesser extent, special situations investments such as non-performing loans (“NPLs”). In pursuing its investment objective, the Fund may also directly or indirectly invest in derivative investments, such as total return swap agreements.

The Fund currently offers Class A, Class C, Class I and Class L shares. Class A, Class C and Class I shares commenced operations on April 3, 2017. Class L shares commenced operations on September 5, 2017. Class F Shares commenced operations on September 25, 2017 and are no longer offered except for reinvestment of dividends. Class A and L shares are offered subject to a maximum sales charge of 5.75% and 4.25%, respectively, of their offering price. Class C and Class I shares are offered at net asset value per share. Class C shares may be subject to a 1.00% contingent deferred sales charge on shares redeemed during the first 365 days after their purchase. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific service and distribution fees), and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class. An affiliate of the Adviser owns shares in the Fund representing 1.97% of net asset value.

2. SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation – The following is a summary of significant accounting policies followed by the Fund in preparation of its consolidated financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is considered an investment company following accounting and reporting guidance in Accounting Standards Codification (“ASC”) Topic 946 – Financial Services – Investment Companies. The preparation of the consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Consolidation of GIACF Alternative Holdings, LLC – GIACF Alternative Holdings, LLC, (the “NPL Subsidiary”), a Cayman Islands exempted company and wholly-owned subsidiary of the Fund, was formed on September 18, 2018. The NPL Subsidiary acts as an investment vehicle for the Fund in order to effect certain NPL investments for the Fund. The Fund is the managing and sole member of the NPL Subsidiary pursuant to a limited liability company operating agreement. As a wholly-owned subsidiary of the Fund, the financial results of the NPL Subsidiary are included in the consolidated financial statements and financial highlights of the Fund. All investments held by the NPL Subsidiary are disclosed in the Consolidated Schedule of Investments. All inter-company accounts and transactions have been eliminated in consolidation.

The NPL Subsidiary has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, the NPL Subsidiary is a Controlled Foreign Corporation, which generates and is allocated no income that is considered effectively connected with U.S. trade of business and, as such, is not subject to U.S. income tax. However, as a wholly-owned Controlled Foreign Corporation, the NPL Subsidiary’s net income and capital gain, to the extent of its earnings and profits, will be included each year in the Fund’s investment company taxable income.

Consolidation of CRDTX SPV I, LLC – CRDTX SPV I, LLC, (the “Swap Subsidiary”), a Delaware Limited Liability Company and wholly-owned subsidiary of the Fund, was formed on November 27, 2018. The Swap Subsidiary, on behalf of the Fund, has entered into a series of single-asset total return swaps (the “Swaps”) on individual bank loans (each a “Reference Asset”). The Fund is the managing and sole member of the Swap Subsidiary pursuant to a limited liability company operating agreement. Further, the Fund will remain the sole member and will continue to wholly own and control the Swap Subsidiary. As a wholly-owned subsidiary of the Fund, the financial results of the Swap Subsidiary are included in the consolidated financial statements and financial highlights of the Fund. The Swaps that the Swap Subsidiary has entered into are disclosed in the Consolidated Schedule of Investments. All inter-company accounts and transactions have been eliminated in consolidation.

46	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Credit Fund	Notes to Consolidated Financial Statements

December 31, 2020

Single-Asset Subsidiaries – Certain investments of the Fund will be held in single-asset subsidiaries controlled by the Fund (the “Single-Asset Subsidiaries”). The Single-Asset Subsidiaries are generally formed as needed to hold a particular equity investment obtained in private transactions. The financial statements of the Single-Asset Subsidiaries are included in the consolidated financial statements and financial highlights of the Fund. The equity holdings of the Single-Asset Subsidiaries are disclosed in the Consolidated Schedule of Investments. All inter-company accounts and transactions have been eliminated in consolidation.

The Fund will generally consolidate any wholly-owned or controlled subsidiary. For purposes of the Fund’s investment restrictions, guidelines and limitations, the Fund will aggregate direct investments with investment exposure provided by its wholly-owned and controlled subsidiaries.

Security Valuation – In accordance with ASC Topic 820 – Fair Value Measurement and Disclosures, and consistent with the Fund’s Valuation Policy, portfolio securities of the Fund are valued at their current market values determined on the basis of readily available market or dealer quotations. Market and dealer quotations are obtained from independent pricing services approved by the Board of Trustees (the “Trustees”). Forward foreign currency exchange contracts are typically valued at their quoted daily prices obtained from an independent pricing service. With respect to the Swaps, each Reference Asset is marked daily at its quoted price obtained from an independent pricing service. The collective daily value of each Swap is based on the daily value of the Reference Asset together with accrued income of the Reference Asset and the accrued expenses incurred under the Swap agreement. The aggregate settlement values and notional amounts of the forward foreign currency exchange contracts and Swaps will not be recorded in the Consolidated Statement of Assets and Liabilities. However, fluctuations in the value of the forward foreign currency exchange contracts, and Swaps will be recorded in the Consolidated Statement of Assets and Liabilities as an asset or liability and in the Consolidated Statement of Operations as unrealized appreciation or depreciation until terminated. When a Swap is terminated, the Fund records a realized gain or loss in the Consolidated Statement of Operations equal to the difference between the value of the Swap at the time it was opened and the value of the Swap at the time it was terminated.

If market or dealer quotations are not readily available or deemed unreliable, such securities are valued at fair value in good faith pursuant to procedures adopted by the Trustees. The Trustees have delegated the day to day responsibility for determining fair valuation to the Fair Value Pricing Committee in accordance with the Valuation Policy approved by the Trustees. There is no single standard for determining fair value of a security. Rather, in determining the fair value of a security for which there are no readily available market or dealer quotations, the Adviser and Sub-Adviser, together with the Fair Value Pricing Committee, may consider several factors as relevant, including but not limited to: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values, yields, and current pricing of securities that have comparable characteristics; (3) knowledge of current and historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, including enterprise value of portfolio company, relevant credit market indices, and credit quality. The Adviser and Sub-Adviser may also consider periodic financial statements (audited and unaudited) or other information provided by the issuer. When determining fair value of a security for which market or dealer quotations are not readily available or deemed unreliable, the Fair Value Pricing Committee is generally provided with valuation reports including a description of the valuation methodology used to measure fair value and the analysis and calculations supporting the recommended valuation. The Fund has also retained the services of one or more independent third-party valuation specialists to assist the Fair Value Pricing Committee in determining the fair value of certain securities for which market or dealer quotations are not available. The Fair Value Pricing Committee will give consideration to all factors which might reasonably affect the fair value of an investment. To the extent deemed necessary, the Trustees will review any security valued by the Adviser, Sub-Adviser, and/or the Fair Value Pricing Committee in accordance with the Fund’s Valuation Policy. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

Annual Report | December 31, 2020	47

Griffin Institutional Access Credit Fund	Notes to Consolidated Financial Statements

December 31, 2020

Fair Value Measurements – In accordance with ASC Topic 820 – Fair Value Measurement and Disclosures, a three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available. In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value, as follows:

Level 1 –	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability at the measurement date; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

An investment level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement. The valuation techniques used by the Fund to measure fair value during the fiscal year ended December 31, 2020 maximized the use of observable inputs and minimized the use of unobservable inputs.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk or liquidity associated with investing in those securities. The following is a summary of the inputs used in valuing the Fund’s investments as of December 31, 2020:

Investments in Securities at Value	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Bank Loans	$–	$103,237,399	$100,972,457	$204,209,856
Corporate Bonds	–	158,248,797	1,914,601	160,163,398
Convertible Corporate Bonds	–	1,141,298	–	1,141,298
Collateralized Loan Obligations	–	25,931,821	712,500	26,644,321
Common Stocks	894,118	1,215,971	1,260	2,111,349
Equity Interest	–	–	7,053,231	7,053,231
Exchange Traded Funds	8,140,600	–	–	8,140,600
Warrants	6,952	–	–	6,952
Total	$9,041,670	$289,775,286	$110,654,049	$409,471,005
Other Financial Instruments*
Assets:
Total Return Swap Contracts	$–	$1,814,839	$95,094	$1,909,933
Liabilities:
Forward Foreign Currency Contracts	–	(1,125,373)	–	(1,125,373)
Total Return Swap Contracts	–	(169,593)	–	(169,593)
Total	$–	$519,873	$95,094	$614,967

*	Other financial instruments are derivative instruments reflected in the Consolidated Schedule of Investments. The derivatives shown in this table are reported at their unrealized appreciation/ (depreciation) at measurement date, which represents the change in the contracts' value.

48	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Credit Fund	Notes to Consolidated Financial Statements

December 31, 2020

The changes of fair value of investments for which the Fund has used Level 3 inputs to determine the fair value are as follows:

	Bank Loans	Corporate Bonds	Collateralized Loan Obligations	Common Stocks	Equity Interest	Total
Balance as of December 31, 2019	$98,317,205	$–	$–	$–	$4,533,196	$102,850,401
Accrued Discount/Premium	364,416	8,551	–	–	–	372,967
Realized Gain/(Loss)	(1,346,386)	–	–	–	88,384	(1,258,002)
Change in Unrealized Appreciation/(Depreciation)	1,115,721	243,550	–	–	759,992	2,119,263
Purchases	42,223,405	1,662,500	712,500	–	2,212,168	46,810,573
Sales Proceeds	(24,521,107)	–	–	–	(540,509)	(25,061,616)
Transfer into Level 3	267,902	–	–	1,260	–	269,162
Transfer out of Level 3	(15,448,699)	–	–	–	–	(15,448,699)
Balance as of December 31, 2020	$100,972,457	$1,914,601	$712,500	$1,260	$$7,053,231	$110,654,049
Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at December 31, 2020	$1,711,690	$243,550	$–	$(6,142)	$(63,946)	$1,885,152

The following is a reconciliation for the fiscal year ended December 31, 2020 of the total return swap contracts for which significant unobservable inputs (Level 3) were used in determining fair value:

Total Return Swap Contracts
Balance as of December 31, 2019	$32,222
Change in Unrealized Appreciation/(Depreciation)	15,816
Purchases	84,298
Sales Proceeds	(25,454)
Transfers Out of Level 3	(11,788)
Balance as of December 31, 2020	$95,094
Net change in unrealized appreciation/(depreciation) included in the Consolidated Statements of Operations attributable to Level 3 investments held at December 31, 2020	$98,209

Annual Report | December 31, 2020	49

Griffin Institutional Access Credit Fund	Notes to Consolidated Financial Statements

December 31, 2020

The table below provides additional information about the Level 3 Fair Value Measurements as of December 31, 2020:

Quantitative Information about Level 3 Fair Value Measurements

				Range
Asset Class	Fair Value	Valuation Technique	Unobservable Inputs(a)	Minimum	Maximum	Weighted Average
Bank Loans	80,118,467	Yield Analysis	Market Yield	4.38%	24.40%	8.36%
Bank Loans	8,770,363	Third Party Pricing Service	Broker Quote	$47.50	$101.13	$92.39
Bank Loans	9,217,623(b)	Purchase Price	Purchase Price	$91.50	$100.00	$97.66
Bank Loans	2,055,028	Pending Transaction	Pending Redemption at Par	$100.00	$100.00	$100.00
Bank Loans	810,976	Discounted Cash Flows	Discount Rate	10.00%	10.00%	10.00%
Collaterallized Loan Obligations	712,500(b)	Purchase Price	Purchase Price	$95.00	$95.00	$95.00
Common Stock	1,260	Third Party Pricing Service	Broker Quote	$1.00	$1.00	$1.00
Corporate Bond	1,914,601	Discounted Cash Flows	Discount Rate	9.37%	9.37%	9.37%
Equity Interests	4,014,873	Discounted Cash Flows	Discount Rate	10.00%	14.85%	14.02%
Equity Interests	2,371,631	Enterprise Value Analysis	EBITDA Multiple	5.25x	11.5x	8.18x
Equity Interests	614,349	Third Party Pricing Service	Broker Quote	$22.56	$77.00	$39.67
Equity Interests	52,379(b)	Purchase Price	Purchase Price	$1,000.00	$1,000.00	$1,000.00
Total	$110,654,049
Other Financial Instruments*
Assets:
Total Return Swap Contracts	$95,094	Third Party Pricing Service	Broker Quote	$98.75	$100.75	$100.32

*	Other financial instruments are derivative instruments reflected in the Consolidated Schedule of Investments. The derivatives shown in this table are reported at their unrealized appreciation/ (depreciation) at measurement date, which represents the change in the contracts' value.

(a)	A change to the unobservable input may result in a significant change to the value of the investment as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Market Yield	Decrease	Increase
EBITDA Multiple	Increase	Decrease
Discount Rate	Decrease	Increase
Broker Quote	Increase	Decrease
Purchase Price	N/A	N/A
Pending Redemption at Par	N/A	N/A

(b)	Investments acquired during the quarter ended December 31, 2020.

The Fund used valuation techniques consistent with the income approach and market approach to determine the fair value of certain Level 3 assets as of December 31, 2020. The valuation techniques utilized by the Fund included enterprise value analysis, discounted cash flows analysis, yield analysis, and pending transaction analysis. The enterprise value analysis measures fair value of a portfolio company based upon an assessment of multiples such as EBITDA or revenue that are typically determined through review of market comparable transactions and publicly traded comparable companies. Such multiples are subsequently applied to the underlying portfolio company financial multiple, generally EBITDA or revenue, to estimate enterprise value. Total enterprise value is first allocated to the debt holders and then allocated across the capital structure reflecting applicable rights and preferences of the remaining equity securities to determine fair value of certain of the Fund’s equity interests. The significant unobservable input used in the enterprise value analysis is generally the EBITDA or revenue multiple. The Fund also utilized the discounted cash flows analysis to measure fair value of certain of the Fund’s equity and debt investments. The discounted cash flows analysis is a technique whereby future expected cash flows of the underlying investment are discounted to determine a present value using a discount rate. The significant unobservable input used in the discounted cash flows analysis is the discount rate. The yield analysis technique measures fair value of an investment based upon an assessment of expected market yields of other businesses of similar size in the same industry which are used to establish a discount rate. Future cash flows are then discounted back to present value using the discount rate to determine fair value of certain of the Fund’s debt investments. The significant unobservable input used in the yield analysis is yield. The pending transaction analysis technique is generally utilized when a portfolio company is acquired by another party, triggering repayment pursuant to the Fund's credit agreement or other applicable agreements. The pending transaction analysis measures fair value of an investment based on the contractual proceeds to be received upon repayment by the issuer. The significant unobservable input used in the pending transaction analysis is par.

50	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Credit Fund	Notes to Consolidated Financial Statements

December 31, 2020

Generally, new investments not valued by an independent pricing service are held at purchase price initially until the investment has been held by the Fund for a full quarter. The Fair Value Pricing Committee subsequently determines the application of a fair value methodology at the next valuation date. The Fair Value Pricing Committee will convene if there has been a material change to the applicable portfolio company between the time of investment and the next valuation date.

Securities Transactions, Revenue Recognition and Expenses – The Fund records its investment transactions on a trade date basis. The Fund measures realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, using the specified identification method. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. Discount and premium to par value on investments acquired are accreted and amortized, respectively, into interest income over the life of the respective investment using the effective interest method. Loan origination fees, original issue discount and market discount or premium are capitalized and amortized against or accreted into interest income using the effective interest method or straight-line method, as applicable. For the Fund’s investments in revolving bank loans, the cost basis of the investment purchased is adjusted for the cash received for the discount on the total balance committed. The fair value is also adjusted for price appreciation or depreciation on the unfunded portion. Upon prepayment of a loan or debt security, any prepayment premium is recorded as interest income.

Dividend income on preferred equity investments is recorded on an accrual basis to the extent that such amounts are payable by the portfolio company and are expected to be collected. Dividend income on common equity investments is recorded on the record date for private portfolio companies and on the ex-dividend date for publicly traded portfolio companies. Distributions received from a limited liability company or limited partnership investments are evaluated to determine if the distribution should be recorded as dividend income or a return of capital.

Income from securitization vehicles and investments in the equity class securities of CLO vehicles (typically income notes or subordinated notes) is recorded daily using the effective interest method in accordance with the provisions of ASC 325-40, Beneficial Interests in Securitized Financial Assets, based upon a calculation of the effective yield to the expected redemption date based on an estimate of future cash flows, including those CLO equity investments that have not made their inaugural distribution for the relevant period end. The Fund monitors the expected residual payments, and the effective yield is determined and updated quarterly.

Certain investments may have contractual payment-in-kind (“PIK”) interest or dividends. PIK represents accrued interest or accumulated dividends that are added to the loan principal of the investment on the respective interest or dividend payment dates rather than being paid in cash and generally becomes due at maturity or upon being called by the issuer. PIK is recorded as interest or dividend income, as applicable. If at any point the Fund believes PIK is not expected to be realized, the investment generating PIK will be placed on non-accrual status. Accrued PIK interest or dividends are generally reversed through interest or dividend income, respectively, when an investment is placed on non-accrual status.

Expenses are recorded on an accrual basis.

Foreign Currency Translation – The books and records of the Fund are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE (normally, 4:00 p.m. EST).

Foreign Securities – The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Cash and Cash Equivalents – The Fund places its cash with one banking institution, which is insured by the Federal Deposit Insurance Corporation (“FDIC”). The FDIC limit is $250,000. At various times throughout the year, the amount on deposit may exceed the FDIC limit and subject the Fund to a credit risk. The Fund does not believe that such deposits are subject to any unusual risk associated with investment activities.

Loan Participation and Assignments – The Fund may invest in direct debt instruments, which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of the loans from third parties. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the agent that is selling the loan agreement. When the Fund purchases assignments from lenders they acquire direct rights against the borrower of the loan. The Fund may enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts may not be utilized by the borrower. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Fund may receive a fee based on the undrawn portion of the underlying line of credit of a floating rate loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a floating rate loan by a borrower. For the fiscal year ended December 31, 2020, no penalty fees were received by the Fund. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Consolidated Statement of Operations. At December 31, 2020, the Fund had $6,254,402 at par value in unfunded loan commitments.

Annual Report | December 31, 2020	51

Griffin Institutional Access Credit Fund	Notes to Consolidated Financial Statements

December 31, 2020

Defaulted Securities – The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. As of December 31, 2020, the aggregate value of those securities was $1,452 representing 0.00% of the Fund's net assets. The Fund doesn't accrue income on securities for which income has been deemed uncollectible. Additionally, the Fund provides for losses on interest of receivable. Such securities have been identified on the accompanying Consolidated Schedule of Investments.

Distributions to Shareholders – The Fund intends to accrue dividends daily and to distribute as of the last business day of each quarter. Distributions of net capital gains are normally accrued and distributed in December. Income and capital gains distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Indemnification – The Fund indemnifies its Officers and Trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on industry experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders. Accordingly, no provision for federal income taxes is required in the consolidated financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” (more than a fifty percent chance) to be sustained assuming examination by tax authorities. Management has reviewed the tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Fund’s 2020 returns.

Commitments and Contingencies – In the normal course of business, the Fund's investment activities involve executions, settlement and financing of various transactions resulting in receivables from, and payables to, brokers, dealers and the Fund's custodian. These activities may expose the Fund to risk in the event that such parties are unable to fulfill contractual obligations. Management does not anticipate any material losses from counterparties with whom it conducts business. Consistent with standard business practice, the Fund enters into contracts that contain a variety of indemnifications, and may be engaged from time to time in various legal actions. The maximum exposure of the Fund under these arrangements and activities is unknown. However, the Fund expects the risk of material loss to be remote.

3. DERIVATIVE TRANSACTIONS

The Fund’s investment objectives allow the Fund to enter into various types of derivative contracts such as total return swaps and forward foreign currency contracts. In doing so, the Fund and its Swap Subsidiary will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure only on certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

Risk of Investing in Derivatives – The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

52	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Credit Fund	Notes to Consolidated Financial Statements

December 31, 2020

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

Forward Foreign Currency Contracts – The Fund engaged in currency transactions with counterparties during the fiscal year ended December 31, 2020 to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value or to gain or reduce exposure to certain currencies. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is terminated, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Consolidated Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward foreign currency exchange contracts are typically valued at their quoted daily prices obtained from an independent pricing service.

Total Return Swap Contracts – The Fund’s Swap Subsidiary has entered into a series of single-asset total return swaps on individual bank loans with Citibank, N.A. (“Citi”) as the counterparty. The Swaps allow the Fund to indirectly obtain exposure to the Reference Assets, each a bank loan, without owning or taking physical custody of the underlying bank loans. Each Swap is an agreement between the Swap Subsidiary and Citi in which Citi has contractually committed to make payments based on the total return (income plus realized appreciation) of each Reference Asset in exchange for a periodic payment from the Swap Subsidiary based on a floating interest rate and any realized depreciation of each Reference Asset. If the total return of the Reference Asset exceeds or falls short of the offsetting floating interest rate obligation, the Swap Subsidiary receives payment from or makes payment to Citi, respectively. Additionally, the Fund’s Swap Subsidiary posts collateral to cover its potential contractual obligations under the Swaps. Each Swap is marked-to-market daily consistent with the Fund’s Valuation Policy and changes in value are recorded by the Fund as unrealized gain or loss in the consolidated financial statements. When a Swap is terminated, the Fund records a realized gain or loss in the Consolidated Statement of Operations equal to the difference between the value of the Swap at the time it was opened and the value of the Swap at the time it was terminated.

The Swaps effectively add leverage to the Fund’s portfolio by providing investment exposure to underlying bank loans without owning or taking physical custody of such bank loans. In an effort to limit leverage risk, the Fund will earmark assets determined to be liquid to cover its obligations under the Swap agreements. The use of Swaps includes the risks associated with each Reference Asset including the risk that the underlying bank loan defaults. The Fund bears the risk of unfavorable changes in market prices of the underlying Reference Assets. Risk may also arise upon entering into these contracts from the potential inability of the counterparty to meet the terms of its contract.

Fair values of forward foreign currency contracts and total return swap contracts on the Consolidated Statement of Assets and Liabilities as of December 31, 2020, categorized by risk exposure:

Risk Exposure	Consolidated Statement of Assets and Liabilities Location	Fair Value	Consolidated Statement of Assets and Liabilities Location	Fair Value
Foreign Exchange Rate Risk (Forward Foreign Currency Contracts)	Unrealized appreciation on forward foreign currency contracts	$–	Unrealized depreciation on forward foreign currency contracts	$(1,125,373)
Market and Credit Risk (Total Return Swap Contracts)	Unrealized appreciation on total return swap contracts	1,909,933	Unrealized depreciation on total return swap contracts	(169,593)
Total		$1,909,933		$(1,294,966)

For the fiscal year ended December 31, 2020, the average monthly notional value of forward foreign currency contracts and total return swap contracts was $50,361,649 and $116,806,908, respectively.

Annual Report | December 31, 2020	53

Griffin Institutional Access Credit Fund	Notes to Consolidated Financial Statements

December 31, 2020

The effect of forward foreign currency contracts and total return swap contracts on the Consolidated Statement of Operations for the fiscal year ended December 31, 2020:

Risk Exposure	Consolidated Statement of Operations Location	Realized Gain/(Loss) on Derivatives	Consolidated Statement of Operations Location	Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Foreign Exchange Rate Risk (Forward Foreign Currency Contracts)	Net realized gain/(loss) on forward foreign currency contracts	$(2,635,851)	Change in unrealized appreciation/ (depreciation) on forward foreign currency contracts	$(775,640)
Market and Credit Risk (Total Return Swap Contracts)	Net realized gain/(loss) on total return swaps	(4,737,326)	Change in unrealized appreciation/ (depreciation) on total return swaps	492,226
Total		$(7,373,177)		$(283,414)

4. ADVISORY FEES, ADMINISTRATION FEES AND OTHER AGREEMENTS

Investment Advisory

Pursuant to the Investment Advisory Agreement with the Fund (“Advisory Agreement”), the Adviser is entitled to an investment advisory fee of 1.85% of the average daily net assets of the Fund, computed daily and payable monthly. Sub-advisory services are provided to the Fund pursuant to an agreement among the Fund, Adviser and Sub-Adviser (“Sub-Advisory Agreement”). The Adviser has agreed to pay the Sub-Adviser as compensation under the Investment Sub-Advisory Agreement a quarterly fee computed at the annual rate of the daily net assets as set forth below. The Sub-Adviser is compensated by the Adviser out of advisory fees paid by the Fund to the Adviser; the Fund does not compensate the Sub-Adviser.

Annual Sub-Advisory Fee Rate as a Percentage of Average Daily Net Assets
$0 to $250M	0.75%
$250M to $500M	0.65%
$500M to $1B	0.60%
Over $1B	0.55%

The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) under which the Adviser has agreed contractually to waive its fees and to pay or absorb the ordinary annual operating expenses of the Fund (including offering expenses, but excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) at least until April 30, 2021, so that the total annual operating expenses of the Fund do not exceed 2.60% per annum of Class A average daily net assets, 3.35% per annum of Class C average daily net assets, 2.35% per annum of Class I average daily net assets, 2.85% per annum of Class L average daily net assets and 1.85% per annum of Class F average daily net assets (the “Expense Limitations”). The agreement can be extended at the discretion of the Adviser and the Trustees. In consideration of the Adviser’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Adviser in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement for fees and expenses will be made only if payable not more than three years from the date such expenses were incurred; and (2) the reimbursement may not be made if it would cause the lesser of the Expense Limitations in place at the time of waiver or at the time of reimbursement to be exceeded. The operating expenses absorbed by the Adviser that limit each share class’ operating expenses to the contractual limitations provided above are recoupable except that fees waived and Fund expenses paid or absorbed with respect to Class F assets will not be repaid or reimbursed.

In addition to the Expense Limitation Agreement described above, the Adviser voluntarily waived or absorbed all of the operating expenses of the Fund from the commencement of Fund operations until August 25, 2019. Operating expenses voluntarily waived or absorbed by the Adviser during the aforementioned period are not subject to recoupment by the Adviser. For the period of August 26, 2019 to December 31, 2020, the Adviser has voluntarily waived or absorbed operating expenses of the Fund in excess of 1.25% of net assets. Operating expenses voluntarily waived or absorbed by the Adviser in excess of 1.25% of net assets and below the contractual share class expense limitations are not subject to recoupment by the Adviser. The Adviser will continue to bear such expenses on a going forward basis in its discretion and is under no obligation to continue to do so for any specified period of time.

54	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Credit Fund	Notes to Consolidated Financial Statements

December 31, 2020

During the fiscal year ended December 31, 2020, fees waived and reimbursed expenses to the Fund by the Adviser totaled $5,995,412. The balance of recoupable expenses for the fund was as follows:

Expires September 30, 2022	Expires September 30, 2023
$537,135	$731,841

Fund Administration and Accounting Fees and Expenses

ALPS Fund Services, Inc. serves as the Fund’s administrator and accounting agent (the “Administrator”) and receives customary fees from the Fund for such services. The Administrator is also reimbursed by the Fund for certain out of pocket expenses.

Transfer Agency Fees and Expenses

DST Systems, Inc. serves as transfer, distribution paying and shareholder servicing agent for the Fund and receives customary fees from the Fund for such services.

Custody Fees and Expenses

The Bank of New York Mellon Trust Company, National Association serves as the Fund’s custodian and receives customary fees from the Fund for such services.

Distribution and Shareholder Servicing Fees and Expenses

The Fund has entered into a Distribution Agreement with ALPS Distributors, Inc. (the “Distributor”) to provide distribution services to the Fund. The Distributor serves as principal underwriter of shares of the Fund. Under the Distribution Agreement, the Class C shares and Class L shares will pay to the Distributor a Distribution Fee that will accrue at an annual rate equal to 0.75% and 0.25% of the Fund’s average daily net assets attributable to Class C shares and Class L shares, respectively, payable on a monthly basis. For the fiscal year ended December 31, 2020, Class C shares and Class L shares incurred distribution fees of $413,237 and $19,890, respectively. Class A, Class I and Class F shares are not currently subject to a Distribution Fee. Under the Shareholder Services Plan, the Class A, Class C and Class L shares may pay up to 0.25% per year of their average daily net assets for such services. For the fiscal year ended December 31, 2020, Class A, Class C and Class L shares incurred shareholder servicing fees of $178,195, $137,746, and $19,890, respectively. Class I shares are not currently subject to a shareholder services fee.

The Distributor has entered into a wholesale marketing agreement with Griffin Capital Securities, LLC (“GCS”), a registered broker-dealer and an affiliate of the Adviser. Pursuant to the terms of the wholesale marketing agreement, GCS will seek to market and otherwise promote the Fund through various wholesale distribution channels, including regional and independent retail broker-dealers, registered investment advisers, and wirehouses.

Officer and Trustee Compensation

Each “non-interested” Trustee receives an annual retainer of $40,000, paid quarterly, as well as reimbursement for any reasonable expenses incurred attending meetings and $500 per each special telephonic meeting (exclusive of one special telephonic meeting per year). The Chair of the Fund’s Audit Committee receives an additional $15,000 annually. None of the executive officers, with the exception of the Chief Compliance Officer, receive compensation from the Fund.

Certain Trustees and officers of the Fund are also officers of the Adviser and, with the exception of the Chief Compliance Officer, are not paid by the Fund for serving in such capacities.

5. PURCHASES AND SALES OF INVESTMENT SECURITIES

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the fiscal year ended December 31, 2020 were as follows:

Purchases of Securities	Proceeds from Sales of Securities
$425,587,587	$357,667,930

Annual Report | December 31, 2020	55

Griffin Institutional Access Credit Fund	Notes to Consolidated Financial Statements

December 31, 2020

6. TAX BASIS INFORMATION

Distributions are determined in accordance with federal income tax regulations, which differ from GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year-end. Accordingly, tax basis balances have not been determined as of the date of the annual report.

For the fiscal year ended December 31, 2020, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect tax character:

Paid-in Capital	Total Distributable Earnings
$(830,601)	$830,601

Included in the amounts reclassified was a net operating loss offset to PIC of $57,761.

The reclassifications were primarily related to excise taxes paid and tax adjustments for wholly-owned subsidiaries.

The tax character of distributions paid for the fiscal years ended December 31, 2019 and December 31, 2020 were as follows:

Year	Ordinary Income	Long-Term Capital Gain	Return of Capital
2020	$25,831,436	$–	$–
2019	19,472,953	–	–

As of December 31, 2020, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated net realized loss on investments	Other cumulative effect of timing differences	Net unrealized appreciation on investments	Total
$(21,592,910)	$810,374	$11,469,989	$(9,312,547)

As of December 31, 2020, net unrealized appreciation/(depreciation) of investments based on the federal tax cost was as follows:

Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Appreciation/ (Depreciation) of Foreign Currency	Net Unrealized Appreciation/(Depreciation)	Cost of Investments for Income Tax Purposes
$20,532,523	$(9,640,958)	$578,424	$11,469,989	$398,579,440

The difference between book basis and tax basis unrealized appreciation/(depreciation) is primarily due to premium amortization, wash sales, forward contracts and passive foreign investment companies.

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of December 31, 2020, the following amounts are available as carry forwards to the next tax year:

Fund Name	Short Term	Long Term
Griffin Institutional Access Credit Fund	$8,971,783	$9,704,655

Capital Losses arising in the post-October period of the current fiscal year may be deferred to the next fiscal year if the fund elects to defer the recognition of these losses. When this election is made, any losses recognized during the period are treated as having occurred on the first day of the next fiscal year separate from and in addition to the application of normal capital loss carry forwards as described above. The Fund elects to defer to the period ending December 31, 2021, capital losses recognized during the period November 1, 2020, to December 31, 2020, in the amount of $2,916,472.

The Fund elects to defer to the period ending December 31, 2021, late year ordinary losses in the amount of $108,058.

56	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Credit Fund	Notes to Consolidated Financial Statements

December 31, 2020

7. REPURCHASE OFFERS

As a continuously offered, closed-end interval fund, the Fund has adopted a fundamental policy in which it offers to repurchase at net asset value no less than 5% of the outstanding shares of the Fund once each quarter. It is possible that a repurchase offer may be oversubscribed and as such there is no guarantee that shareholders will be able to sell all of the shares they desire to sell in a quarterly repurchase offer, although each shareholder will have the right to require the Fund to purchase at least 5% of such shareholder’s shares in each quarterly repurchase. Liquidity will be provided to shareholders only through the Fund’s quarterly repurchase offers. Shareholders will receive written notice of each quarterly repurchase offer (“Repurchase Offer Notice”) that includes the date the repurchase offer period ends (“Repurchase Request Deadline”) and the date the repurchase price will be determined (“Repurchase Pricing Date”). Shares will be repurchased at the NAV per share determined on the Repurchase Pricing Date.

During the fiscal year ended December 31, 2020, the Fund completed four quarterly repurchase offers in which the Fund offered to repurchase up to 5% of its outstanding shares as of each respective Repurchase Request Deadline. All shareholder repurchase requests received by the Fund in good order by the February 5, 2020 Repurchase Request Deadline were honored in their full amounts. The shareholder repurchase requests received by the Fund in good order by the May 6, 2020, August 5, 2020, and November 10, 2020 Repurchase Request Deadlines exceeded the number of shares of the Fund subject to each repurchase offer and as such, the Fund determined to repurchase shares on a pro rata basis. Accordingly, the Fund repurchased approximately 52% of the total number of shares tendered for repurchase on May 6, 2020, approximately 69% of the total number of shares tendered for repurchase on August 5, 2020, and approximately 65% of the total number of shares tendered for repurchase on November 10, 2020. The result of the aforementioned repurchase offers were as follows:

	Repurchase Offer #1	Repurchase Offer #2	Repurchase Offer #3	Repurchase Offer #4
Commencement Date	December 27, 2019	March 27, 2020	June 29, 2020	September 29, 2020
Repurchase Request Deadline	February 5, 2020	May 6, 2020	August 5, 2020	November 10, 2020
Repurchase Pricing Date	February 5, 2020	May 6, 2020	August 5, 2020	November 10, 2020
Dollars Repurchased	$15,602,901	$18,999,188	$21,145,106	$22,226,675
Shares Repurchased	627,140	912,107	931,084	949,846

8. PRINCIPAL RISK FACTORS

In the normal course of business, the Fund invests in financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. The following list is not intended to be a comprehensive listing of all of the potential risks associated with the Fund. For a more comprehensive list of potential risks the Fund may be subject to, please refer to the Fund’s Prospectus and Statement of Additional Information (“SAI”).

Bank Loans Risk The Fund expects that some of its investments will consist of interests in loans originated by banks and other financial institutions. The loans invested in by the Fund may include term loans and revolving loans, may pay interest at a fixed or floating rate and may be senior or subordinated. Purchasers of bank loans are predominantly commercial banks, investment funds and investment banks. As secondary market trading volumes for bank loans increase, new bank loans are frequently adopting standardized documentation to facilitate loan trading which should improve market liquidity. There can be no assurance as to when or even if this current market illiquidity and volatility will abate or that future levels of supply and demand in bank loan trading will provide an adequate degree of liquidity, that the current period of illiquidity will not persist or worsen and that the market will not experience periods of significant illiquidity in the future. In addition, the Fund will make investments in stressed or distressed bank loans which are often less liquid than performing bank loans. The Fund may utilize Swaps for the purpose of gaining exposure to bank loans.

CLO Risk In addition to the general risks associated with debt securities and structured products discussed herein, CLOs carry additional risks, including, but not limited to (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the investments in CLOs are subordinate to other classes or tranches thereof; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. CLO equity and junior debt securities that the Fund may acquire are subordinated to more senior tranches of CLO debt. CLO equity and junior debt securities are subject to increased risks of default relative to the holders of superior priority interests in the same securities. In addition, at the time of issuance, CLO equity securities are under-collateralized in that the liabilities of a CLO at inception exceed its total assets. Though not exclusively, the Fund will typically be in a first loss or subordinated position with respect to realized losses on the assets of the CLOs in which it is invested.

Between the closing date and the effective date of a CLO, the CLO collateral manager will generally expect to purchase additional collateral obligations for the CLO. During this period, the price and availability of these collateral obligations may be adversely affected by a number of market factors, including price volatility and availability of investments suitable for the CLO, which could hamper the ability of the collateral manager to acquire a portfolio of collateral obligations that will satisfy specified concentration limitations and allow the CLO to reach the initial par amount of collateral prior to the effective date. An inability or delay in reaching the target initial par amount of collateral may adversely affect the timing and amount of interest or principal payments received by the holders of the CLO debt securities and distributions of the CLO on equity securities and could result in early redemptions which may cause CLO debt and equity investors to receive less than face value of their investment.

Annual Report | December 31, 2020	57

Griffin Institutional Access Credit Fund	Notes to Consolidated Financial Statements

December 31, 2020

The failure by a CLO in which the Fund invests to satisfy financial covenants, including with respect to adequate collateralization and/or interest coverage tests, could lead to a reduction in the CLO’s payments to the Fund. In the event that a CLO fails certain tests, holders of CLO senior debt may be entitled to additional payments that would, in turn, reduce the payments the Fund would otherwise be entitled to receive. Separately, the Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting CLO or any other investment the Fund may make. If any of these occur, it could adversely affect the Fund’s operating results and cash flows.

The Fund’s CLO investments are exposed to leveraged credit risk. If certain minimum collateral value ratios and/or interest coverage ratios are not met by a CLO, primarily due to senior secured loan defaults, then cash flow that otherwise would have been available to pay distributions to the Fund on its CLO investments may instead be used to redeem any senior notes or to purchase additional senior secured loans, until the ratios again exceed the minimum required levels or any senior notes are repaid in full. The Fund’s CLO investments and/or the underlying senior secured loans may prepay more quickly than expected, which could have an adverse impact on the Fund’s net assets.

Credit Risk There is a risk that debt issuers will not make payments, resulting in losses to the Fund. In addition, the credit quality of securities may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult to sell the security. Default, or the market’s perception that an issuer is likely to default, could reduce the value and liquidity of securities, thereby reducing the value of your investment in Fund shares. In addition, default may cause the Fund to incur expenses in seeking recovery of principal or interest on its portfolio holdings.

Cybersecurity Risk Cybersecurity refers to the combination of technologies, processes and procedures established to protect information technology systems and data from unauthorized access, attack or damage. The Fund and its affiliates and third-party service providers are subject to cybersecurity risks. Cybersecurity risks have significantly increased in recent years and the Fund could suffer such losses in the future. The Fund’s and its affiliates’ and third-party service providers’ computer systems, software and networks may be vulnerable to unauthorized access, computer viruses or other malicious code and other events that could have a security impact. If one or more of such events occur, this potentially could jeopardize confidential and other information, including nonpublic personal information and sensitive business data, processed and stored in, and transmitted through, computer systems and networks, or otherwise cause interruptions or malfunctions in the Fund’s operations or the operations of their respective affiliates and third-party service providers. This could result in significant losses, reputational damage, litigation, regulatory fines or penalties, or otherwise adversely affect the Fund’s business, financial condition or results of operations. Privacy and information security laws and regulation changes, and compliance with those changes, may result in cost increases due to system changes and the development of new administrative processes. In addition, the Fund may be required to expend significant additional resources to modify the Fund’s protective measures and to investigate and remediate vulnerabilities or other exposures arising from operational and security risks.

Debt Securities Risk When the Fund invests in debt securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of debt securities. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Direct Origination Risk A portion of the Fund’s investment may be originated by certain affiliates of the Sub-Adviser, subject to the conditions of the Fund’s exemptive relief. The results of the Fund’s operations depend on several factors, including the availability of opportunities for the origination or acquisition of target investments, the level and volatility of interest rates, the availability of adequate short and long-term financing, conditions in the financial markets and economic conditions. Further, the Fund’s inability to raise capital and the risk of portfolio company defaults may materially and adversely affect the Fund’s investment originations, business, liquidity, financial condition, results of operations and its ability to make distributions to its shareholders. In addition, competition for originations of and investments in the Fund’s target investments may lead to the price of such assets increasing, which may further limit its ability to generate desired returns. Also, as a result of this competition, desirable investments in the Fund’s target investments may be limited in the future and the Fund may not be able to take advantage of attractive investment opportunities from time to time, as the Fund can provide no assurance that the Adviser and Sub-Adviser will be able to identify and make investments that are consistent with its investment objective. Additionally, the Fund may originate certain of its investments with the expectation of later syndicating a portion of such investment to third parties. Prior to such syndication, or if such syndication is not successful, the Fund’s exposure to the originated investment may exceed the exposure that the Adviser and Sub-Adviser intended to have over the long-term or would have had had it purchased such investment in the secondary market rather than originating it.

58	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Credit Fund	Notes to Consolidated Financial Statements

December 31, 2020

Foreign Exchange Rate Risk Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the value of the foreign currency denominated security will increase as the dollar depreciates against the currency.

High Yield Debt Risk A substantial portion of the high yield debt in which the Fund intends to invest are rated below investment-grade by one or more nationally recognized statistical rating organizations or are unrated but of comparable credit quality to obligations rated below investment-grade, and have greater credit and liquidity risk than more highly rated debt obligations. Lower-rated securities may include securities that have the lowest rating or are in default. High yield debt is generally unsecured and may be subordinate to other obligations of the obligor. The lower rating of high yield debt reflects a greater possibility that adverse changes in the financial condition of the obligor or in general economic conditions (including, for example, a substantial period of rising interest rates or declining earnings) or both may impair the ability of the obligor to make payment of principal and interest. Many issuers of high yield debt are highly leveraged, and their relatively high debt-to-equity ratios create increased risks that their operations might not generate sufficient cash flow to service their debt obligations. In addition, many issuers of high yield debt may be in poor financial condition, experiencing poor operating results, having substantial capital needs or negative net worth or be facing special competitive or product obsolescence problems, and may include companies involved in bankruptcy or other reorganizations or liquidation proceedings. Certain of these securities may not be publicly traded, and therefore it may be difficult to obtain information as to the true condition of the issuers. Overall declines in the below investment-grade bond and other markets may adversely affect such issuers by inhibiting their ability to refinance their debt at maturity. High yield debt is often less liquid than higher rated securities.

Leveraging Risk The use of leverage, such as in connection with Swaps and borrowing money to purchase securities, by the Fund will magnify the Fund’s gains or losses. Generally, the use of leverage also will cause the Fund to have higher expenses (especially interest and/or short selling related dividend expenses) than those of funds that do not use such techniques. In addition, a lender to the Fund may terminate or refuse to renew any credit facility. If the Fund is unable to access additional credit, it may be forced to sell investments at inopportune times, which may further depress the returns on the Fund. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index could result in a loss substantially greater than the amount invested in the derivative itself. When the Fund uses derivatives for leverage, investments in that Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. In an effort to limit leverage risk, the Fund will earmark assets determined to be liquid to cover its obligations under swap agreements.

LIBOR Risk Holdings of certain of the Fund’s underlying investments may be based on floating rates, such as LIBOR. The London Interbank Offered Rate, or LIBOR, is a benchmark that dictates daily interest rates on loans and financial instruments globally. Plans are underway to phase out the use of LIBOR by the end of 2021, which indicates the continuation of LIBOR and other reference rates on the current basis cannot and will not be guaranteed after 2021. Any replacement rate chosen may be less favorable than the current rates. Until the announcement of the replacement rate, the Fund may continue to invest in assets that may reference LIBOR or otherwise use LIBOR. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund’s transactions and the financial markets generally. As such, the potential effect of a transition away from LIBOR on the Fund’s investments cannot yet be determined.

Liquidity of Investments Risk The lack of an established, liquid secondary market for a certain portion of the Fund’s investments may have an adverse effect on the market value of the Fund’s investments and the Fund’s ability to dispose of them. Additionally, certain investments may be subject to certain transfer restrictions that may also contribute to illiquidity. Further, Fund assets that are typically traded in a liquid market may become illiquid if the applicable trading market tightens. Therefore, no assurance can be given that the Fund can dispose of a particular investment at its prevailing fair value. A portion of the Fund’s investments may consist of securities that are subject to restrictions on resale by the Fund because they were acquired in a “private placement” or similar transaction or because the Fund is deemed to be an affiliate of the issuer of such securities. The Fund will be able to sell such securities only under applicable securities laws, which may permit only limited sales under specified conditions or subject the Fund to additional potential liability.

Medium and Small Capitalization Company Risk Some issuers of the Fund’s investments may be medium or small capitalization companies which may be newly formed or have limited product lines, distribution channels, and financial or managerial resources. The risks associated with these investments are generally greater than those associated with investments in the securities of larger, more-established companies. The Fund does not maintain a policy limiting its ability to invest in medium or small capitalization companies. This may cause the Fund’s NAV to be more volatile when compared to investment companies that focus only on large capitalization companies. Generally, securities of medium and small capitalization companies are more likely to experience sharper swings in market values, less liquid markets, in which it may be more difficult for the Sub-Adviser to sell at times and at prices that the Sub-Adviser believes appropriate, and generally are more volatile than those of larger companies. Compared to large companies, smaller companies are more likely to have (i) less information publicly available, (ii) more limited product lines or markets and less mature businesses, (iii) fewer capital resources, (iv) more limited management depth, and (v) shorter operating histories. Further, the equity securities of smaller companies are often traded over-the-counter and generally experience a lower trading volume than is typical for securities that are traded on a national securities exchange. Consequently, the Fund may be required to dispose of these securities over a longer period of time (and potentially at less favorable prices) than would be the case for securities of larger companies, offering greater potential for gains and losses and associated tax consequences.

Annual Report | December 31, 2020	59

Griffin Institutional Access Credit Fund	Notes to Consolidated Financial Statements

December 31, 2020

Mezzanine Securities Risk Most of the Fund’s mezzanine securities and other investments (if any) are expected to be unsecured and made in companies whose capital structures have significant indebtedness ranking ahead of the investments, all or a significant portion of which may be secured. While the securities and other investments may benefit from the same or similar financial and other covenants as those enjoyed by the indebtedness ranking ahead of the investments and may benefit from cross-default provisions and security over the portfolio company’s assets, some or all of such terms may not be part of particular investments. Mezzanine securities and other investments generally are subject to various risks including, without limitation: (i) a subsequent characterization of an investment as a “fraudulent conveyance”; (ii) the recovery as a “preference” of liens perfected or payments made on account of a debt in the 90 days before a bankruptcy filing; (iii) equitable subordination claims by other creditors; (iv) so-called “lender liability” claims by the issuer of the obligations; and (v) environmental liabilities that may arise with respect to collateral securing the obligations.

Non-Performing Loans Risk The Fund’s investments are expected to include investments in non-performing and sub-performing loans which often involve workout negotiations, restructuring and the possibility of foreclosure. These processes are often lengthy and expensive. In addition, the Fund’s investments may include securities and debt obligations of financially distressed issuers, including companies involved in bankruptcy or other reorganization and liquidation proceedings. As a result, the Fund’s investments may be subject to additional bankruptcy related risks, and returns on such investments may not be realized for a considerable period of time.

Pandemic Risk An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in December 2019 and has now been detected globally. COVID-19 has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many countries or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak, or other infectious diseases, may exacerbate other pre-existing political, social and economic risks in certain countries or globally. As such, issuers of debt securities with operations, productions, offices, and/or personnel in (or other exposure to) areas affected with the virus may experience significant disruptions to their business and/or holdings. The potential impact on the credit markets may include market illiquidity, defaults and bankruptcies, among other consequences, particularly on issuers in the airline, travel and leisure and retail sectors. Whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic, political and/or financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected by such events. If there is a significant decline in the value of the Fund’s portfolio, this may impact the Fund’s asset coverage levels for certain kinds of derivatives and other portfolio transactions The extent to which COVID-19 or other infectious diseases will affect the Fund, the Fund’s service providers and/or such issuer’s operations and results will depend on future developments, which are highly uncertain and cannot be predicted, including new information that may emerge concerning the severity of COVID-19 and the actions taken to contain COVID-19. The duration of the COVID-19 outbreak cannot be determined with certainty.

Secured Debt Risk Secured debt holds the most senior position in the capital structure of a borrower. Secured debt in most circumstances is fully collateralized by assets of the borrower. Thus, it is generally repaid before unsecured bank loans, corporate bonds, subordinated debt, trade creditors, and preferred or common stockholders. Substantial increases in interest rates may cause an increase in loan defaults as borrowers may lack resources to meet higher debt service requirements. The value of the Fund’s assets may also be affected by other uncertainties such as economic developments affecting the market for senior secured term loans or affecting borrowers generally. Moreover, the security for the Fund’s investments in secured debt may not be recognized for a variety of reasons, including the failure to make required filings by lenders, trustees or other responsible parties and, as a result, the Fund may not have priority over other creditors as anticipated.

Secured debt usually includes restrictive covenants, which must be maintained by the borrower. The Fund may have an obligation with respect to certain senior secured term loan investments to make additional loans upon demand by the borrower. Such instruments, unlike certain bonds, usually do not have call protection. This means that such interests, while having a stated term, may be prepaid, often without penalty. The rate of such prepayments may be affected by, among other things, general business and economic conditions, as well as the financial status of the borrower. Prepayment would cause the actual duration of a senior loan to be shorter than its stated maturity.

Secured debt typically will be secured by pledges of collateral from the borrower in the form of tangible and intangible assets. In some instances, the Fund may invest in secured debt that is secured only by stock of the borrower or its subsidiaries or affiliates. The value of the collateral may decline below the principal amount of the senior secured term loans subsequent to an investment by the Fund.

60	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Credit Fund	Notes to Consolidated Financial Statements

December 31, 2020

Structured Products Risk The Fund may invest in Collateralized Debt Obligations (“CDOs”) and other structured products, consisting of Collateralized Bond Obligations, Collateralized Loan Obligations (“CLOs”) and credit-linked notes. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk.

The Fund may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product’s administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying structured products will rise or fall, these prices (and, therefore, the prices of structured products) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a structured product uses shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining short-term financing, which may adversely affect the value of the structured products owned by the Fund. Certain structured products may be thinly traded or have a limited trading market. CLOs and credit-linked notes are typically privately offered and sold.

Subordinated and Unsecured or Partially Secured Loans Risk The Fund may invest in unsecured loans and secured subordinated loans, including second and lower lien loans. Second lien loans are generally second in line in terms of repayment priority. A second lien loan may have a claim on the same collateral pool as the first lien or it may be secured by a separate set of assets. Second lien loans generally give investors priority over general unsecured creditors in the event of an asset sale. The priority of the collateral claims of third or lower lien loans ranks below holders of second lien loans and so on. Such junior loans are subject to the same general risks inherent to any loan investment, including credit risk, market and liquidity risk, and interest rate risk. Due to their lower place in the borrower’s capital structure and possible unsecured or partially secured status, such loans involve a higher degree of overall risk than senior loans of the same borrower.

Swaps Risk The Fund’s use of swaps involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and exposes the Fund to the risks associated with derivative instruments described above. In a standard “swap” transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount earned or realized on the “notional amount” of predetermined investments or instruments, which may be adjusted for an interest factor. Swaps can involve greater risks than direct investment in securities, because swaps may be leveraged and subject to counterparty risk (e.g., the risk of a counterparty’s defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). Swaps are also subject to non-correlation risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Swaps may also be considered illiquid. It may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.

Unitranche Debt Risk Unitranche debt will be structured as senior secured debt, including first priority liens on an issuer's assets. Unitranche debt typically provides for moderate loan amortization in the initial years of the facility, with the majority of the principal payment deferred until loan maturity. Since unitranche debt generally allows the borrower to make a large lump sum payment of principal at the end of the loan term, there is a risk of loss if the borrower is unable to pay the lump sum or refinance the amount owed at maturity. In some cases, the Fund will be the sole lender, or the Fund together with its affiliates will be the sole lender, of unitranche debt, which can provide the Fund with more influence interacting with a borrower in terms of monitoring and, if necessary, remediation in the event of underperformance.

Valuation of Investments Risk While the valuation of the Fund’s publicly-traded securities are more readily ascertainable, the Fund’s ownership interest in private investments (including Private Corporate Debt Investments) are not publicly traded. The fair value of loans, securities and other investments that are not publicly traded may not be readily determinable, and the Fund will value these investments at fair value as determined in good faith by the Board, including to reflect significant events affecting the value of the Fund’s investments. Many of the Fund’s investments, including certain Private Corporate Debt Investments, will be classified as Level 3 under Topic 820 of the U.S. Financial Accounting Standards Board’s Accounting Standards Codification, as amended, Fair Value Measurements and Disclosures (“ASC Topic 820”). This means that the Fund’s portfolio valuations will be based on unobservable inputs and the Fund’s own assumptions about how market participants would price the asset or liability in question. The Fund expects that inputs into the determination of fair value of the Fund’s portfolio investments will require significant management judgment or estimation. Even if observable market data are available, such information may be the result of consensus pricing information or broker quotes, which include a disclaimer that the broker would not be held to such a price in an actual transaction. The non-binding nature of consensus pricing and/or quotes accompanied by disclaimers materially reduces the reliability of such information. The Fund has retained the services of one or more independent service providers to provide recommended valuations of certain of these securities. The types of factors that the Board may take into account in determining the fair value of the Fund’s investments generally include, as appropriate, comparison to publicly-traded securities including such factors as yield, maturity and measures of credit quality, the enterprise value of a portfolio company, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, the Fund’s determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. The Fund’s net asset value could be adversely affected if the Board’s determinations regarding the fair value of the Fund’s investments were materially higher than the values that the Fund ultimately realizes upon the disposal of such securities.

Annual Report | December 31, 2020	61

Griffin Institutional Access Credit Fund	Notes to Consolidated Financial Statements

December 31, 2020

9. SUBSEQUENT EVENTS

Subsequent events after the date of the Consolidated Statement of Assets and Liabilities have been evaluated through the date the consolidated financial statements were issued.

As outlined in the Fund’s Quarterly Repurchase Offer Notice dated December 29, 2020, the Fund offered to repurchase up to 5% of its outstanding shares (the “Repurchase Offer”) at the net asset value of such shares on February 9, 2021 (the “Repurchase Date”). The Fund received repurchase requests totaling 6.81% of shares outstanding on the Repurchase Date, exceeding the number of shares subject to the Repurchase Offer. The Fund, however, determined to repurchase all shares tendered for repurchase which resulted in 1,330,827 shares being repurchased for $32,352,378. Shareholders who tendered shares for repurchase on February 9, 2021 received proceeds equal to 100% of their repurchase request.

Management has determined that there were no other subsequent events to report through the issuance of these consolidated financial statements.

62	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Credit Fund	Report of Independent Registered Public Accounting Firm

December 31, 2020

To the Board of Trustees and Shareholders of
Griffin Institutional Access Credit Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Griffin Institutional Access Credit Fund and its subsidiaries (the “Fund”) as of December 31, 2020, the related consolidated statements of operations and cash flows for the year ended December 31, 2020, the consolidated statements of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the consolidated financial highlights for each of the periods indicated therein (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Boston, Massachusetts February 26, 2021

We have served as the Fund’s auditor since 2017.

Annual Report | December 31, 2020	63

Griffin Institutional Access Credit Fund	Dividend Reinvestment Policy

December 31, 2020 (Unaudited)

The Fund will operate under a dividend reinvestment policy administered by DST Systems, Inc. (“Transfer Agent”) Pursuant to the policy, the Fund’s income dividends or capital gains or other distributions (each, a “Distribution” and collectively, “Distributions”), net of any applicable U.S. withholding tax, are reinvested in the same class of shares of the Fund.

Shareholders automatically participate in the dividend reinvestment policy, unless and until an election is made to withdraw from the policy on behalf of such participating shareholder. Shareholders who do not wish to have Distributions automatically reinvested should notify the Transfer Agent in writing at Griffin Institutional Access Credit Fund, c/o DST Systems, Inc., 430 W 7th St, Kansas City, MO 64105-1407. Such written notice must be received by the Transfer Agent 30 days prior to the record date of the Distribution or the shareholder will receive such Distribution in shares through the dividend reinvestment policy. Under the dividend reinvestment policy, the Fund’s Distributions to shareholders are reinvested in full and fractional shares as described below.

When the Fund declares a Distribution, the Transfer Agent, on the shareholder’s behalf, will receive additional authorized shares from the Fund either newly issued or repurchased from shareholders by the Fund and held as treasury stock. The number of shares to be received when Distributions are reinvested will be determined by dividing the amount of the Distribution by the Fund’s net asset value per share.

The Transfer Agent will maintain all shareholder accounts and furnish written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. The Transfer Agent will hold shares in the account of the shareholders in non-certificated form in the name of the participant, and each shareholder’s proxy, if any, will include those shares purchased pursuant to the dividend reinvestment policy. Each participant, nevertheless, has the right to request certificates for whole and fractional shares owned. The Fund will issue certificates in its sole discretion. The Transfer Agent will distribute all proxy solicitation materials, if any, to participating shareholders.

In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are beneficial owners participating under the dividend reinvestment policy, the Transfer Agent will administer the dividend reinvestment policy on the basis of the number of shares certified from time to time by the record shareholder as representing the total amount of shares registered in the shareholder’s name and held for the account of beneficial owners participating under the dividend reinvestment policy.

Neither the Transfer Agent nor the Fund shall have any responsibility or liability beyond the exercise of ordinary care for any action taken or omitted pursuant to the dividend reinvestment policy, nor shall they have any duties, responsibilities or liabilities except such as expressly set forth herein. Neither shall they be liable hereunder for any act done in good faith or for any good faith omissions to act, including, without limitation, failure to terminate a participant’s account prior to receipt of written notice of his or her death or with respect to prices at which shares are purchased or sold for the participants account and the terms on which such purchases and sales are made, subject to applicable provisions of the federal securities laws.

The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the dividend reinvestment policy. There is no direct service charge to participants with regard to purchases under the dividend reinvestment policy; however, the Fund reserves the right to amend the dividend reinvestment policy to include a service charge payable by the participants.

All correspondence concerning the dividend reinvestment policy should be directed to the Transfer Agent at Griffin Institutional Access Credit Fund, c/o DST Systems, Inc., 430 W 7th St, Kansas City, MO 64105-1407. Certain transactions can be performed by calling the toll free number 1-888-926-2688.

64	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Credit Fund	Additional Information

December 31, 2020 (Unaudited)

1. PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 888-926-2688, or on the Securities and Exchange Commission’s (“SEC”) website at https://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available without charge upon request by calling toll-free 888-926-2688, or on the SEC’s website at https://www.sec.gov.

2. QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s web site at http://www.sec.gov. Prior to May 30, 2019, the Fund filed its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q's are available on the SEC's website at http://www.sec.gov and may also be reviewed at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Annual Report | December 31, 2020	65

Griffin Institutional Access Credit Fund	Trustees and Officers

December 31, 2020

The business and affairs of the Fund are managed under the direction of the Trustees. Information concerning the Trustees and officers of the Fund is set forth below. Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as his resignation, death, or otherwise as specified in the Fund’s organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Fund’s organizational documents. The Statement of Additional Information of the Fund includes additional information about the Trustees and officers and is available, without charge, upon request by calling the Fund toll-free at 888-926-2688.

INDEPENDENT TRUSTEES

Name and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During Last Five Years
Nathan Headrick (1974)	Trustee Since 2017	Managing Director, BluWater Group (financial services firm), 2019 - present; Managing Director and Founder, Triloma Financial Group (private equity firm), 2013 - 2019.	2	Griffin Institutional Access Real Estate Fund, 2014 – present.
Robb Chapin (1962)	Trustee Since 2017	Chief Executive Officer and Co-Chief Investment Officer, Bridge Seniors Housing Fund Manager, LLC (real estate fund management), 2013 - present.	2	Griffin Institutional Access Real Estate Fund, 2014 - present; Bridge Seniors Housing & Medical Properties Fund, LP (real estate fund), 2013 - present.
Ira Cohen (1959)	Trustee Since 2017	Executive Vice President, Recognos Financial (financial data services firm), 2015 -present; Chief Executive Officer, Ira Cohen Consulting, LLC (mutual fund operations consulting firm), 2005 - present.	2	Griffin Institutional Access Real Estate Fund, 2014 - present; Valued Advisers Trust (for all its series), 2010 - present; and Angel Oak Funds Trust (for all its series), 2014 - present.

66	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Credit Fund	Trustees and Officers

December 31, 2020 (Unaudited)

INTERESTED TRUSTEES AND OFFICERS

Name and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During Last 5 Years
Kevin Shields (1958)	President and Trustee Since 2017	Chairman and Chief Executive Officer, Griffin Capital Company, LLC, 1995 - present; Chief Executive Officer, Griffin Capital Credit Advisor, LLC, 2017 - present; Chairman and Chief Executive Officer, Griffin Capital Securities, LLC, 1995-present; President and Director, Griffin Capital BDC Corp., 2014 - 2017; Executive Chairman, 2019 - present, Chairman of the Board of Directors, 2013 - present, and Chief Executive Officer, 2013 - 2019, Griffin Capital Essential Asset REIT, Inc. and Executive Chairman 2018 - 2019, and Chief Executive Officer, 2008 - 2018, EA 1.	2

President and Trustee, Griffin Institutional Access Real Estate Fund, 2014 - present; Chairman, Griffin Capital Company, LLC, 1995 - present; Director, EA 1, 2008 - 2018; Director, Griffin Capital Essential Asset REIT Inc., 2013 - present; Director, Griffin Capital BDC Corp., 2014 - 2017.

Randy Anderson (1968)	Trustee, Chairman and Secretary Since 2017	Chief Economist, Griffin Capital Company, LLC, 2014 - present; Chief Executive Officer, Griffin Capital Asset Management Company, LLC, 2021 - present; Chief Investment Officer, Griffin Capital Advisor, LLC, 2014 - present; Chief Investment Officer, Griffin Capital Credit Advisor, LLC, 2017 - present; President, Griffin Capital Asset Management Company, LLC, 2014 - present.	2	Chairman, Secretary and Trustee, Griffin Institutional Access Real Estate Fund, 2014 - present; Executive Vice President, Griffin Capital BDC Corp., 2014 - 2017.
Joseph Miller (1963)	Treasurer Since 2017	Chief Financial Officer and Chief Operating Officer, Griffin Capital Company, LLC, 2007 - present; Treasurer, Griffin Institutional Access Real Estate Fund, 2014 - present; and Chief Financial Officer, Griffin Capital BDC Corp., 2014 - 2017.	N/A	N/A
Ryan Del Giudice (1990)	Chief Compliance Officer Since 2018, Vice President and Assistant Secretary Since 2020	Chief Compliance Officer, Griffin Capital Advisor, LLC, 2018 - present; Chief Compliance Officer, Griffin Capital Credit Advisor, LLC, 2018 - present; Chief Compliance Officer, Griffin Institutional Access Real Estate Fund 2018 - present; Vice President, Cipperman Compliance Services, LLC, 2015 - 2017.	N/A	N/A
Madeline Arment (1989)	Assistant Treasurer Since 2019	Assistant Treasurer, Griffin Institutional Access Real Estate Fund; Fund Controller, ALPS Fund Services, Inc., 2018 - present; Manager of Investment Operations, Shelton Capital Management, 2016 - 2018.	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely.
**	The term “Fund Complex” refers to the Griffin Institutional Access Credit Fund and the Griffin Institutional Access Real Estate Fund.

Annual Report | December 31, 2020	67

Griffin Institutional Access Credit Fund	Service Providers

December 31, 2020 (Unaudited)

Investment Adviser

Griffin Capital Credit Advisor, LLC

Griffin Capital Plaza, 1520 East Grand Avenue, El Segundo, CA 90245

Investment Sub-Adviser

BCSF Advisors, LP

200 Clarendon Street, 37th Floor Boston, MA 02116

Administrator

ALPS Fund Services, Inc.

1290 Broadway, Suite 1000, Denver, CO 80203

Custodian

Bank of New York Mellon Trust Company, National Association

601 Travis Street, 16th Floor, Houston, TX 77002

Distributor

ALPS Distributors, Inc.

1290 Broadway, Suite 1000, Denver, CO 80203

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

101 Seaport Boulevard, Boston, MA 02210

Legal Counsel

Greenberg Traurig, LLP

Terminus 200, 3333 Piedmont Road NE, Suite 2500, Atlanta, GA 30305

Transfer Agent and DRIP Administrator

DST Systems, Inc.

330 W 9th Street, Kansas City, MO 64105

68	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Credit Fund	Privacy Policy

December 31, 2020 (Unaudited)

NOTICE OF PRIVACY POLICY AND PRACTICES

The Griffin Institutional Access Credit Fund (the “Fund”) is committed to maintaining the confidentiality, integrity, and security of your nonpublic personal information (“NPI”). When you provide personal information, the Fund believes that you should be aware of policies utilized to protect the confidentiality of that information. The Fund needs to share your NPI to conduct everyday business. The following information is intended to help you understand what NPI we collect, how we protect your NPI from unauthorized access and why the Fund may share your NPI with other affiliated and non-affiliated parties.

The Fund collects the following nonpublic personal information about you:

●	Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth; and
●	Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

How does the Fund protect your nonpublic personal information?

To protect your personal information from unauthorized access and use, the Fund maintains physical, electronic and procedural safeguards that comply with applicable federal and state standards to guard your NPI. These measures include computer safeguards and secured files and buildings.

What does the Fund do with your personal information?

The Fund does not permit use of your personal information for any joint marketing or non-business purpose. Further, the Fund does not permit the disclosure of your personal information to non-affiliated parties for marketing purposes. The Fund may, however, disclose your personal information to comply with regulatory requirements, court orders or other legal requirements.

Affiliated Parties

The Fund does not disclose any nonpublic personal information about our current or former shareholders to affiliated parties, except as permitted by applicable law or regulation and as described herein. The Fund may, for example, share NPI with personnel of the Fund’s investment adviser and affiliated broker-dealer which also serves as the Fund’s exclusive wholesale marketing agent. The Fund shares NPI with its affiliates for business purposes only in an effort to service your account(s) which includes, but is not limited to, assisting in processing your transactions, inquiring about your transactions and experience, sending you shareholder reports and other information about the Fund or to otherwise provide the applicable service and maintain your account(s). The Fund’s affiliated parties that receive your NPI are required to protect your NPI, provide it only to personnel who need and use it solely for the purpose for which they received it. The Fund and its affiliated parties that receive your NPI maintain physical, electronic and procedural safeguards that comply with applicable federal and state standards to guard your NPI.

Non-Affiliated Parties

The Fund does not disclose any nonpublic personal information about our current or former shareholders to non-affiliated third parties, except as permitted by applicable law or regulation and as described herein. The Fund may share NPI with non-affiliated service providers and their employees, including the Fund’s administrator, transfer agent, distributor, proxy solicitors and legal counsel, among others. The Fund shares NPI with its non-affiliated service providers to service your account(s) including, but not limited to, processing your transactions, sending you shareholder reports and other information about the Fund or to otherwise provide the applicable service and maintain your account(s). These non-affiliated service providers are required to protect your NPI and use it solely for the purpose for which they received it. The non-affiliated service providers are required to maintain physical, electronic and procedural safeguards that comply with applicable federal and state standards to guard your NPI.

Annual Report | December 31, 2020	69

GRIFFIN CAPITAL SECURITIES

18191 Von Karman Avenue
Suite 300
Irvine, CA 92612

949.270.9300
www.griffincapital.com

Not a deposit	May lose value	No bank guarantee
Not insured by the FDIC, NCUA or any other government agency		

This material must be accompanied or preceded by a prospectus.

Griffin Capital Securities, LLC, Member FINRA/SIPC, is the exclusive wholesale marketing agent for Griffin Institutional Access Credit Fund. ALPS Distributors, Inc. (1290 Broadway, Suite 1000, Denver, CO 80203, Member FINRA) is the distributor of Griffin Institutional Access Credit Fund. Griffin Capital and ALPS Distributors, Inc. are not affiliated.

© 2021 Griffin Institutional Access Credit Fund.
All rights reserved.

GCC000564 | Exp. 03.31.2022

CF-IU110150W (0221)

Item 2. Code of Ethics.

(a)	The Griffin Institutional Access Credit Fund (the “Fund”) has adopted a Code of Ethics that applies to the Fund's principal executive officer and principal financial officer.

(b)	Not applicable.

(c)	During the period covered by this report, there were no amendments to the Fund’s Code of Ethics.

(d)	During the period covered by this report, the Fund had not granted any express or implicit waivers from the Code of Ethics.

(e)	Not applicable.

(f)	The Fund’s Code of Ethics is attached hereto as exhibit 13(A)(1).

Item 3. Audit Committee Financial Expert.

The Board of Trustees (the “Board’) of the Fund has determined that the Fund has at least one audit committee financial expert serving on its Audit Committee. The Board has designated Ira Cohen as the Fund’s audit committee financial expert. Mr. Cohen is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: For the Fund’s last two fiscal years ended December 31, 2019 and December 31, 2020, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the Fund’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $236,500 and $231,950[1] respectively.

(b)	Audit-Related Fees: For the Fund’s last two fiscal years ended December 31, 2019 and December 31, 2020, no fees were billed for assurance and related services by the principal accountant that would otherwise be reasonably related to the performance of the audit of the Fund’s financial statements and not otherwise reported under paragraph (a) of Item 4 of this report.

(c)	Tax Fees: For the Fund’s last two fiscal years ended December 31, 2019 and December 31, 2020, the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, which were comprised of the preparation of excise filings and income tax returns for the Fund were $90,965 and $86,000[1] respectively.

(d)	All Other Fees: For the Fund’s last two fiscal years ended December 31, 2019 and December 31, 2020, there were no other fees billed for products and services other than the services reported in paragraphs (a) through (c) of Item 4 of this report, provided by the principal accountant.

(e) (1) The Audit Committee’s pre-approval policies and procedures require that all services to be performed by the Fund’s principal accountant must be pre-approved by the Fund’s audit committee.

(2)	No services described in paragraphs (b) through (d) of Item 4 of this report were approved by the Fund’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable to the Fund.

(g)	For the Fund’s last two fiscal years ended December 31, 2019 and December 31, 2020, the aggregate fees billed for non-audit fees for services rendered by the principal accountant to the Fund, the Fund’s investment adviser and any entity controlling, controlled by, or under common control with the Fund’s investment adviser that provides ongoing services to the Fund were $2,700 and $2,700[1], respectively.

(h)	The Fund's Audit Committee has considered whether the provision of non-audit services to the Fund's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

1 2020 fees are based on estimated costs.

Item 5. Audit Committee of Listed Registrants.

The Fund is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, as amended.

Item 6. Investments.

(a)	The schedule of investments is included as part of the Reports to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable to the Fund.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The proxy voting policies and procedures of Griffin Capital Credit Advisor, LLC and BCSF Advisors, LP are attached hereto as exhibit EX 99.Item7.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

As of the date of this filing, Andrew Carlino, Nate Whittier, Michael Ewald and Alon Avner, each an employee of Bain Capital Credit, serve as the Fund’s portfolio managers (“Portfolio Managers”). Mr. Carlino and Mr. Whittier are primarily responsible for overseeing the day to day investment operations of the Fund. The Fund’s investment sub-adviser, BCSF Advisors, LP (the “Sub-Adviser”), an affiliate of Bain Capital Credit, has entered into a resource sharing agreement with Bain Capital Credit pursuant to which Bain Capital Credit provides the Sub-Adviser with experienced investment professionals and access to the resources of Bain Capital Credit. All references to the Sub-Adviser shall include Bain Capital Credit as applicable.

Andrew Carlino. Mr. Carlino joined Bain Capital Credit in 2002. He is a Managing Director based in Bain Capital Credit’s Boston office. He is a Portfolio Manager and Co-Head of North American Liquid and Structured Credit. Prior to his current role, Mr. Carlino was responsible for investments in the Airlines, Aerospace & Defense, and Homebuilding & Building Product sectors. Previously, Mr. Carlino was a consultant for The Boston Consulting Group and an intelligence officer in the US Air Force. Mr. Carlino received an M.B.A. from The University of Chicago Booth Graduate School of Business and a B.S. from the United States Air Force Academy.

Nate Whittier. Mr. Whittier joined Bain Capital Credit in 2013. He is a Director, a Risk & Oversight Committee member, and Portfolio Manager in Liquid and Structured Credit based in Bain Capital Credit’s Boston office. He is also responsible for risk management and portfolio analytics across the Firm’s strategies. Previously, Mr. Whittier worked in the Global Portfolio Solutions Group of the Asset Management Division and the Equity Derivatives Group of Goldman Sachs. Mr. Whittier received a B.S. from Northeastern University.

Michael A. Ewald. Mr. Ewald joined Bain Capital Credit in 1998. He is a Managing Director, Global Head of the Private Credit Group, Portfolio Manager for the Middle Market Credit and Senior Direct Lending strategies and a Credit Committee member. He also serves as CEO of Bain Capital Specialty Finance, Inc., a registered business development company. He is based in Bain Capital Credit’s Boston office. Previously, Mr. Ewald was an Associate Consultant at Bain & Company and an analyst at Credit Suisse First Boston in the Regulated Industries group. Mr. Ewald received an M.B.A. from the Amos Tuck School of Business at Dartmouth College and a B.A. from Tufts University.

Alon Avner. Mr. Avner joined Bain Capital Credit in 2006. He has been the Head of Bain Capital Credit Europe since 2009 and is a Managing Director in Distressed and Special Situations and a Credit Committee member based in Bain Capital Credit’s London office. Between 2006 and 2009, Mr. Avner was responsible for Bain Capital Credit's European Telecom and Media investments. Previously, Mr. Avner was a Manager at Bain & Company. In addition, he worked in operations and marketing roles at Comverse Technology and Creo/Scitex. Mr. Avner received an M.B.A. from INSEAD and a B.Sc. from Tel Aviv University.

Compensation:

Mr. Carlino, Mr. Whittier, Mr. Ewald and Mr. Avner each receive a salary, retirement plan benefits and performance-based bonus from the Sub-Adviser. The performance-based bonus is measured yearly based on an overall assessment of the financial performance of the Sub-Adviser, the team of which a portfolio manager is a member, and the portfolio manager’s performance in managing accounts against the account’s applicable stated benchmark.

Material Conflicts of Interest:

Bain Capital Credit employees, including the Fund’s portfolio managers, serve, or may serve, as officers, directors, members, or principals of entities that operate in the same or a related line of business as the Fund, or of investment funds, accounts, or investment vehicles managed by Bain Capital Credit and/or its affiliates. Similarly, Bain Capital Credit and its affiliates have other clients with similar, different or competing investment objectives. In serving in these multiple capacities, they have obligations to other clients or investors in those entities, the fulfillment of which may not be in the best interests of the Fund and its shareholders. For example, Bain Capital Credit has management responsibilities for other investment funds, accounts and investment vehicles (“Sub-Adviser Client Accounts”). The Sub-Adviser may, directly or indirectly, receive fees from Sub-Adviser Client Accounts that are higher than the fee it receives from the Fund, or it may, directly or indirectly, receive a performance-based fees from the Sub-Adviser Client Accounts. In those instances, a portfolio manager may have an incentive favor the Sub-Adviser Client Accounts. The Sub-Adviser has various policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

The Fund often invests on a side-by-side basis with one or more Sub-Adviser Client Accounts. In this scenario, the Fund may invest alongside Sub-Adviser’s Client Accounts in certain circumstances where doing so is consistent with the Fund’s investment strategy as well as exemptive relief and SEC guidance. In an order dated March 22, 2018 the SEC granted exemptive relief to the Fund, subject to the satisfaction of certain conditions, to co-invest in certain privately negotiated transactions with certain affiliates of Bain Capital Credit (“Co-Investment Program” or the “Order”). With respect to the Co-Investment Program, allocations among the Fund and other affiliated accounts managed by Bain Capital Credit or its affiliates are based on recommended amounts which generally provides that such allocations are made pro rata based on the order size of each participating account. Although the Sub-Adviser attempts to allocate investment opportunities fairly and equitably, co-investments made under the Order are subject to compliance with the conditions and other requirements contained in the Order, which could limit the Fund’s ability to participate in the Co-Investment Program. Furthermore, in situations where co-investment with Sub-Adviser Client Accounts is not permitted or appropriate, such as when there is an opportunity to invest in different securities of the same issuer or where the different investments could be expected to result in a conflict between the Fund’s interests and those of the Sub-Adviser Client Accounts, Bain Capital Credit will need to decide which client will proceed with the investment. Moreover, except in certain limited circumstances as permitted by the 1940 Act, such as when the only term being negotiated is price, the Fund will be unable to invest in any issuer in which an investment fund, account or investment vehicle managed by Bain Capital Credit has previously invested. Similar restrictions limit the Fund’s ability to transact business with its officers or directors or their affiliates. These restrictions will limit the scope of investment opportunities that would otherwise be available. In certain situations where co-investment with one or more participating accounts managed by Bain Capital Credit or its affiliates is not covered by the Co-Investment Program, the Sub-Adviser will make allocation determinations based on the Sub-Adviser’s policies and procedures, which are designed to reasonably ensure that investment opportunities are allocated fairly and equitably.

As of December 31, 2020, Mr. Carlino is responsible for the management of the following types of accounts in addition to the Fund (asset values have been estimated):

Other Accounts by Type[1]	Total Number of Accounts by Account Type	Total Assets by Account Type (in millions)	Number of Accounts by Type Subject to a Performance Fee	Total Assets by Account Type Subject to a Performance Fee (in millions)
Registered Investment Companies	1	$806	0	-
Other Pooled Investment Vehicles	5	$3,125	2	$1,078
Other Accounts	22	$8,070	9	$3,709

As of December 31, 2020, Mr. Whittier is responsible for the management of the following types of accounts in addition to the Fund (assets values have been estimated):

Other Accounts by Type[1]	Total Number of Accounts by Account Type	Total Assets by Account Type (in millions)	Number of Accounts by Type Subject to a Performance Fee	Total Assets by Account Type Subject to a Performance Fee (in millions)
Registered Investment Companies	1	$806	0	-
Other Pooled Investment Vehicles	5	$3,125	2	$1,078
Other Accounts	22	$8,070	13	$3,709

As of December 31, 2020, Mr. Ewald is responsible for the management of the following types of accounts in addition to the Fund (assets values have been estimated):

Other Accounts by Type[1,2]	Total Number of Accounts by Account Type	Total Assets by Account Type (in millions)	Number of Accounts by Type Subject to a Performance Fee	Total Assets by Account Type Subject to a Performance Fee (in millions)
Registered Investment Companies	1	$2,603	1	$2,603
Other Pooled Investment Vehicles	4	$1,197	4	$1,093
Other Accounts	8	$3,531	8	$3,531

As of December 31, 2020, Mr. Avner is responsible for the management of the following types of accounts in addition to the Fund (assets values have been estimated):

Other Accounts by Type[1,3]	Total Number of Accounts by Account Type	Total Assets by Account Type (in millions)	Number of Accounts by Type Subject to a Performance Fee	Total Assets by Account Type Subject to a Performance Fee (in millions)
Registered Investment Companies	0	-	0	-
Other Pooled Investment Vehicles	6	$6,597	6	$6,597
Other Accounts	4	$1,799	4	$1,799

[1]	Some of the accounts noted herein have additional co-portfolio managers.
[2]	Mr. Ewald’s management of the Fund is related to certain SDL assets and not the Fund as a whole.
[3]	Mr. Avner’s management of the Fund is related to certain NPL assets and not the Fund as a whole.

As of December 31, 2020, Andrew Carlino, Mr. Whittier, Mr. Ewald and Mr. Avner did not own shares of the Fund.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliates Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

No changes have occurred.

Item 11. Controls and Procedures.

(a)	Based on an evaluation of the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act), the Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are effective as of a date within 90 days of the filing date of this report.

(b)	There were no significant changes in the Fund’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or are reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

None.

Item 13. Exhibits.

(a)(1)	The Fund’ Code of Ethics, which is the subject of the disclosure required by Item 2 of Form N-CSR, is attached hereto as Exhibit 99.13(A)(1).

(a)(2)	Certifications required by Item 13(a)(2) of Form N-CSR are filed herewith as Exhibit 99.CERT.
(a)(3)	None.
(a)(4)	Not applicable.

(a)(5)	The proxy voting policies and procedures of the Fund’s investment adviser and investment sub-adviser are attached hereto in response to Item 7 of Form N-CSR as exhibit EX 99.Item7.

(b)	Certifications required by Item 13(b) of Form N-CSR are filed herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GRIFFIN INSTITUTIONAL ACCESS CREDIT FUND

By:	/s/ Kevin Shields
Kevin Shields
President (Principal Executive Officer)

Date:	March 8, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Kevin Shields
Kevin Shields
President (Principal Executive Officer)

Date:	March 8, 2021

By:	/s/ Joseph Miller
Joseph Miller
Treasurer (Principal Financial Officer)

Date:	March 8, 2021